UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Sirius XM Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Jennifer Witz
Chief Executive Officer
Dear Fellow Stockholders,
2024 was another strong year for SiriusXM, as we maintained our industry-leading profitability and continued to deliver meaningful value to our customers while completing our transaction with Liberty Media and emerging as a fully independent public company. We remain a leader in both premium, live audio and ad-supported podcasts and music streaming, and ended the year with a clear, sharpened strategy to maintain this position while bolstering the overall business for long-term financial success.
A Look Back at 2024
Throughout the year, we made significant progress across each of our key focus areas: enhancing our subscription offering, leveraging the strength of our advertising unit, and optimizing our entire business.
Enhancing Our Subscription Service
We are proud to remain the undisputed leader for premium audio in the car, and have maintained our commitment to this core audience, which represents approximately 90% of our current subscriber base. In 2024, we launched our next satellite; signed new extensions with a variety of automakers, including Ford, Hyundai and Mitsubishi; and expanded the availability of SiriusXM with 360L to Hyundai, Genesis, Subaru and MINI. Additionally, we launched in Tesla and Rivian vehicles, utilizing our streaming technology in-car to bring SiriusXM to the drivers of millions of vehicles already on the road.
We also took our expertise in subscription to offer new solutions and packages designed to engage and retain new and existing subscribers, including the launch of a new three-year automotive subscription program as well as an off-platform podcast offering called SiriusXM Podcasts+. Additionally, throughout the year, we leveraged our rebuilt technology platform to deliver new features to the SiriusXM app faster than ever before, including a customizable Library function and a Channel Guide with multi-level filtering and sorting of our vast live content offering. These were among a series of updates focused on upgrading the listener experience, enhancing personalization, and improving content discovery, so users can more easily find their favorite content and have more of the control they crave.
At the heart of our SiriusXM service is our live and on-demand, curated, premium content. From can’t miss events with Maluma, Coldplay, Coco Jones, J Balvin, and Eric Church, to new full-time channels like Chris Stapleton Radio and unique limited-time channels featuring Taylor Swift, Billie Eilish, Luke Bryan, and more, curated music remains central to our value proposition. Within sports, SiriusXM doubled down as the home to more live play-by-play than any other audio network, with new hosts and robust analysis, plus a new three-year extension with Radio Hall of Famer and longtime SiriusXM personality Christopher “Mad Dog” Russo. And in news and talk, we remained home to the most buzzed-about interviews, starting with both presidential candidates appearing on SiriusXM—with Kamala Harris on Howard Stern and Donald Trump on SiriusXM Patriot—as well as new shows from Nikki Haley, Dylan Douglas, and more ahead of the 2024 election.
Leveraging the Strength of Our Advertising Unit
In 2024, we maintained our spot as the #1 digital ad-supported audio player in North America, reaching approximately 160 million listeners. Our dedication to ad-supported audio and our expansive streaming footprint remain at the core of our offering to advertisers, which extends from accessible and simple programmatic buys to one-of-a-kind live events and bespoke integrations.
One of the biggest growth opportunities within advertising is podcasting, and with our extended network—including “SmartLess” hosts Will Arnett, Sean Hayes, and Jason Bateman’s SmartLess Media; “Call Her

Daddy” host Alex Cooper’s Unwell Network; audiochuck founder and host of the hit podcast “Crime Junkie” Ashley Flowers; Dale Earnhardt Jr.’s Dirty Mo Media; “Rotten Mango” creator Stephanie Soo; “The Mel Robbins Podcast”; and more—we are excited to unlock new inventory to help us meet marketplace demands in 2025.
We also see opportunity in the expansion and growth of our adtech solutions. During the year, we made new investments in our tech stack to offer better, more privacy-friendly targeting and measurement solutions. We also launched new AI tools on our self-serve platform, which help bring new small- and medium-sized businesses into audio advertising for the first time.
Optimizing Our Business
Throughout 2024, we made significant changes to our business to optimize our organization and cost structure, as well as drive efficiencies. We’ve streamlined our team and sharpened our focus to our core differentiators and the audiences that crave our content.
As we’ve evolved, we’ve ensured the company maintains a strong corporate governance structure, with leadership that will help to drive the future of our business; minimizes any negative impacts on the environment; and that SiriusXM continues to be a platform for all voices, with inclusivity and belonging integrated across our organization and business.
The 2025 Path Forward
With 2025 already underway, we are committed to the strategic focus we outlined late last year, with the ultimate goal of both propelling our business forward and creating stockholder value. Our three main objectives remain unchanged, but how we are approaching each has evolved—with an emphasis on measurable returns on investment, a clear understanding of our target audience, and well-positioning our organization for the future. From thoughtfully improving our cost structure and implementing efficiency-driving technologies powered by AI, to continuing to look for synergies to support both the subscription and advertising side of the business, we have plenty in store to continue to strengthen our business in 2025 and beyond.
On behalf of the Board and talented team members at SiriusXM, thank you for your continued support for and belief in our Company.
Sincerely,
Chief Executive Officer
SiriusXM

Notice of 2025
Annual Meeting of Stockholders
Time and Date:	8:30 a.m. EDT, on Wednesday, May 28, 2025.
Virtual Meeting:	This year’s meeting can be accessed virtually at www.virtualshareholdermeeting.com/SIRI2025.
Items of Business:
1.
To elect the three nominees named in this Proxy Statement to serve for a one-year term as Class I directors;

2.
To determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years;

3.
To ratify the appointment of KPMG LLP as our independent registered public accountants for 2025; and

4.
To transact any other business properly coming before the annual meeting and any adjournments or postponements thereof.

Who May Vote:	Stockholders of record at the close of business on April 3, 2025.
Important Notice Regarding the Date of Availability of Proxy Materials for the Stockholder Meeting to be Held on Wednesday, May 28, 2025:
We are pleased to be using the Securities and Exchange Commission’s rules that allow companies to furnish proxy materials to stockholders over the Internet. In accordance with these rules, a Notice of Internet Availability of Proxy Materials (Notice) and Proxy Statement were first sent or made available on or about April 14, 2025 to stockholders of record at the close of business on Thursday, April 3, 2025. The Notice contains instructions on how to access our proxy statement and annual report for the fiscal year ended December 31, 2024 over the Internet and how to vote.

Whether or not you expect to attend the virtual meeting, we urge you to vote your shares over the Internet, by phone, or by signing, dating, and returning a proxy card at your earliest convenience.
Voting over the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us protect the environment, and reduce postage, printing and proxy tabulation costs.
By Order of the Board of Directors,
Richard N. Baer
Executive Vice President, General Counsel and Secretary
New York, New York
April 14, 2025

Proxy Statement Summary
2025 Annual Meeting of Stockholders
WHEN 8:30 a.m. EDT, on Wednesday, May 28, 2025	ITEMS OF BUSINESS 1. Election of directors—To elect Eddy W. Hartenstein, Kristina M. Salen and Jennifer C. Witz, each to serve for a one-year term as Class I directors.
VIRTUAL MEETING This year’s meeting can be accessed virtually at www.virtualshareholdermeeting.com/SIRI2025
2.
Determination of the frequency of advisory votes on executive compensation—To determine, in a non-binding, advisory vote, the frequency of future advisory votes on the compensation paid to our named executive officers.

3.
Ratification of independent accountants—To ratify the appointment of KPMG LLP as our independent registered public accountants for 2025.

4.
Such other business as may properly come before the annual meeting.

RECORD DATE April 3, 2025	WHO MAY VOTE Holders of SIRI shares at the close of business on April 3, 2025.
PROXY VOTING
Stockholders of record on the record date are entitled to vote by proxy before the meeting in the following ways:

By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
Annual Meeting Agenda and Voting Recommendations
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors	FOR EACH NOMINEE	7
Determination of frequency of future advisory votes on executive compensation	ONE YEAR	75
Ratification of independent accountants	FOR	76

1221 Avenue of the Americas
35th Floor
New York, New York 10020
Proxy Statement
This proxy statement contains information related to the annual meeting of stockholders of Sirius XM Holdings Inc. (the “Company,” “SiriusXM,” “we,” “us” or “our”) to be held virtually on Wednesday, May 28, 2025, beginning at 8:30 a.m. EDT, at www.virtualshareholdermeeting.com/SIRI2025, and at any adjournments or postponements thereof. This proxy statement is first being distributed or made available, as the case may be, to stockholders on or about April 14, 2025.
About the Meeting
WHAT IS THE PURPOSE OF THE ANNUAL MEETING?
At our annual meeting, stockholders will act upon the following matters outlined in the Notice of 2025 Annual Meeting of Stockholders, including:
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Item 1—the election of three director nominees to our board (Eddy W. Hartenstein, Kristina M. Salen and Jennifer C. Witz), each to serve for a one-year term as Class I directors;

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Item 2—to determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years;

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Item 3—the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2025; and

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such other business that may properly be conducted at the annual meeting or any adjournments or postponements thereof.

At the annual meeting, management will also report on our performance and respond to appropriate questions from stockholders. On April 3, 2025 (the “Record Date”), 338,656,190 shares of our common stock were outstanding.
WHAT ARE THE VOTING RIGHTS OF THE HOLDERS OF OUR COMMON STOCK?
Each holder of our common stock is entitled to one vote per share of common stock on all matters to be acted upon at the annual meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?
Assuming the presence of a quorum, the directors will be elected by the holders of a plurality of the voting power of our common stock present in person or represented by proxy and entitled to vote. This means that the three Class I director nominees who receive the most votes cast by the holders of shares of our common stock will be elected. You may vote “For” or “Withhold” with respect to each nominee. Votes that are withheld will be excluded entirely from the vote with respect to the nominee from whom they are withheld. Votes that are withheld and broker non-votes (as described below) will not have any effect on the outcome of the election of the directors because directors are elected by plurality voting, but votes that are withheld and shares represented by broker non-votes that are present and entitled to vote at the annual meeting will be counted for the purpose of determining whether a quorum is present at the annual meeting.
The affirmative vote of the holders of a majority of the voting power of our common stock, present in person or represented by proxy, and entitled to vote on the matter is required for Item 2 (the determination, in a non-binding, advisory vote, whether a stockholder vote to approve the

2025 PROXY STATEMENT	1

Proxy Statement • About the Meeting

compensation paid to our named executive officers should occur every one, two or three years) and Item 3 (the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2025). You may vote “One Year,” “Two Years,” “Three Years” or “Abstain” with respect to Item 2. You may vote “For,” “Against” or “Abstain” with respect to Item 3. For Items 2 and 3, an “Abstain” vote will have the same effect as a vote against the proposal, and broker non-votes will have no effect on the outcome of these proposals. There will be no broker non-votes with respect to Item 3, as brokers may vote shares with respect to this proposal in the absence of client instructions. Items 2 and 3 are not binding on our board of directors or the Company.
WHEN WILL VOTING RESULTS BE AVAILABLE?
We will announce preliminary voting results at the annual meeting. We will report final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the annual meeting.
WHY IS THE ANNUAL MEETING BEING WEBCAST ONLINE?
The annual meeting will be a virtual meeting of stockholders held via a live audio webcast. We believe that a virtual meeting increases stockholder accessibility, while improving meeting efficiency and reducing costs. The virtual meeting will provide the same rights and advantages as a physical meeting. Stockholders will be able to present questions online during the meeting through www.virtualshareholdermeeting.com/SIRI2025, providing our stockholders with the opportunity for meaningful engagement with the Company. In addition, stockholders will be permitted to submit a question one week in advance of the meeting at www.proxyvote.com after logging in with your 16-digit Control Number.
HOW DO I PARTICIPATE IN THE VIRTUAL MEETING?
Our annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by live audio webcast. No physical in-person meeting will be held.
The online meeting will begin promptly at 8:30 a.m. EDT. We encourage you to access the meeting prior to the start time, leaving ample time for the check in. To participate in the meeting, you must have your 16-digit Control Number that is shown on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials. You may access the annual meeting online, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SIRI2025.
Stockholders will be able to submit questions during the meeting by typing in your question into the “ask a question” box on the meeting page. If you lose your 16-digit Control Number, you may join the annual meeting as a “guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on the Record Date.
WILL I BE ABLE TO PARTICIPATE IN THE VIRTUAL MEETING ON THE SAME BASIS AS I WOULD BE ABLE TO PARTICIPATE IN A LIVE MEETING?
The virtual meeting format for the annual meeting will enable full and equal participation by all of our stockholders from any place in the world at little to no cost.
The format of the virtual meeting has been designed to ensure that our stockholders who attend our annual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:
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providing stockholders with the ability to submit appropriate questions, one week in advance of the meeting, to ensure thoughtful responses;

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providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

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answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or service issues, are not pertinent to meeting matters and therefore will not be answered.

2	2025 PROXY STATEMENT

Proxy Statement • About the Meeting

WHAT IF DURING THE CHECK-IN OR DURING THE MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
If you encounter any technical difficulties when accessing or using the annual meeting website, please call the technical support number that will be posted on the annual meeting website login page. If there are any technical issues in convening or hosting the meeting, we will post information to our website, including information on when the meeting will be reconvened.
WHAT CONSTITUTES A QUORUM?
The presence, in person or by proxy, of the holders of a majority of the aggregate voting power of the issued and outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum to transact business at the annual meeting. If a quorum is not present or represented at the annual meeting, the stockholders entitled to vote, present in person or represented by proxy, may adjourn the annual meeting from time to time without notice or other announcement until a quorum is present or represented. Your shares will be counted towards the quorum if you vote by mail, by telephone or through the Internet (either before or during the annual meeting). Abstentions and shares represented by broker non-votes that are present and entitled to vote are also counted as present for purposes of determining a quorum.
WHAT IS A BROKER NON-VOTE?
A broker non-vote occurs if you hold shares in “street name” (that is, your shares are held on your behalf by a bank, broker or other nominee) and do not provide voting instructions to your broker on a proposal and your broker does not have the discretionary authority to vote on such a proposal. A broker is entitled to vote shares held for a beneficial holder on routine matters, such as Item 3 (the ratification of the appointment of KPMG LLP as our independent registered public accountants for 2025), without instructions from the beneficial holder of those shares. On the other hand, absent instructions from the beneficial holders of such shares, a broker will not be entitled to vote shares held for a beneficial holder on non-routine items, such as Item 1 (the election of directors) and Item 2 (the determination, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years).
It is therefore important that you provide instructions to your broker if your shares are held by a broker so that your votes are counted.
Broker non-votes that are present and entitled to vote will be counted for purposes of determining whether a quorum is present to hold the annual meeting.
WHAT IF I DON’T VOTE ELECTRONICALLY OR RETURN MY PROXY CARD AND DON’T ATTEND THE ANNUAL MEETING?
If you are a holder of record (that is, your shares are registered in your own name with our transfer agent) and you don’t vote your shares, your shares will not be voted.
If you are a beneficial owner (that is, you hold your shares through your broker, bank or other nominee) and you do not provide voting instructions to your broker, bank or other nominee with respect to Item 1 (the election of directors) or Item 2 (the determination, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years) and your broker, bank or other nominee exercises discretionary authority to vote on Item 3 (the ratification of the appointment of KPMG as our independent registered public accountant for 2025), then the missing votes for Item 1 and Item 2 will be considered “broker non-votes” and will not be counted in determining the outcome of the vote on these items.
HOW DO I VOTE PRIOR TO THE MEETING?
Stockholders of record can vote before the meeting as follows:
By Internet: Stockholders may vote over the Internet at www.proxyvote.com by following the instructions included on your Notice. You will need the 16-digit Control Number included on the Notice to obtain your records and to create an electronic voting instruction form.
By Telephone: Stockholders may vote by telephone at 1-800-690-6903 by following the instructions included with your Notice. You will need the 16-digit Control Number included on your Notice in order to vote by telephone.

2025 PROXY STATEMENT	3

Proxy Statement • About the Meeting

By Mail: Stockholders may request a proxy card from us by following the instructions on your Notice. When you receive the proxy card, mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope provided to you.
If your shares are held in “street name,” you must submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information provided by your bank, broker or other nominee on how to submit voting instructions.
The deadline for voting by telephone or electronically before the meeting is 11:59 p.m. EDT, on Tuesday, May 27, 2025 and for shares of common stock held in the Sirius XM Radio 401(k) Plan, the deadline to vote is 11:59 p.m. EDT, on Thursday, May 22, 2025. Mailed proxy cards with respect to shares held of record must be received by us no later than Monday, May 26, 2025.
HOW DO I VOTE DURING THE MEETING?
We will be hosting the annual meeting live online. You can participate in the annual meeting live online at www.virtualshareholdermeeting.com/SIRI2025. The webcast will start at 8:30 a.m. EDT. Stockholders may vote and submit questions while attending the meeting online. You will need the 16-digit Control Number included on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials in order to be able to vote and submit questions during the meeting.
Even if you plan to participate in the online meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to participate in the online meeting. Only your latest executed vote will count.
WHAT IS HOUSEHOLDING?
As permitted by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), only one copy of this proxy statement and annual report or Notice is being delivered to stockholders residing at the same address, unless the stockholders have notified us of their desire to receive multiple copies of our proxy statement. This is known as householding.
We will promptly deliver, upon oral or written request, a separate copy of this proxy statement and annual report or Notice to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies for this year or future years’ proxy materials should be directed to: Sirius XM Holdings Inc., Attention: Corporate Secretary, 1221 Avenue of the Americas, 35th Floor, New York, New York 10020. Requests can also be made by telephone by calling (212) 584-5100.
Stockholders of record residing at the same address and currently receiving multiple copies of this proxy statement may contact our Corporate Secretary (in writing or by phone at the contact information indicated above) to request that only a single copy of our proxy statement be mailed in the future.
HOW CAN I OBTAIN A PRINTED COPY OF THE PROXY MATERIALS?
To receive, free of charge, a separate copy of the Notice and, if applicable, this proxy statement and our annual report, stockholders may write or call us at:
Investor Relations
Sirius XM Holdings Inc.
1221 Avenue of the Americas
35th Floor
New York, New York 10020
(212) 584-5100
CAN I CHANGE MY VOTE OR REVOKE MY PROXY?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the annual meeting by:
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Notifying our Corporate Secretary in writing at Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10020 that you are revoking your proxy;

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Executing and delivering a later-dated proxy card or submitting a later-dated vote by telephone or the Internet; or

•
Attending the virtual meeting, revoking your proxy and voting online.

4	2025 PROXY STATEMENT

Proxy Statement • About the Meeting

If you hold your shares in “street name,” you may submit new voting instructions by contacting your bank, broker or other nominee. To change your vote or revoke your proxy during the annual meeting, you must have your 16-digit Control Number that is shown on your Notice or, if you received a printed copy of the proxy materials, on your proxy card or the instructions that accompanied your proxy materials.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc. will tabulate the votes and act as inspector of elections.
WHAT IS A PROXY?
A proxy is a person you appoint to vote on your behalf. We are soliciting your vote so that all shares of our common stock may be voted at the annual meeting.
WHOM AM I DESIGNATING AS MY PROXY?
If you vote by Internet, telephone or mail as indicated in this proxy statement, you will be designating Richard N. Baer, our Executive Vice President, General Counsel and Secretary, and Ruth A. Ziegler, our Senior Vice President and Deputy General Counsel, as your proxies. However, you may appoint a person (who need not be a stockholder) other than Richard N. Baer and Ruth A. Ziegler to vote on your behalf at the meeting by completing another proper proxy.
HOW WILL MY PROXY VOTE MY SHARES?
Your proxy will vote your shares according to your instructions. If you complete your proxy card but do not indicate how you would like your shares voted, your proxy will vote in accordance with the recommendation of our board of directors.
WHO IS SOLICITING MY PROXY, AND WHO WILL PAY FOR THE COSTS OF THE SOLICITATION?
SiriusXM is soliciting your proxy. The cost of soliciting proxies will be borne by SiriusXM, which has engaged MacKenzie Partners, Inc. to assist in the distribution and solicitation of proxies. We have agreed to pay MacKenzie $12,000 and reimburse the firm for its reasonable out-of-pocket expenses. We will also reimburse brokerage firms, banks and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our directors, officers and employees may solicit proxies on our behalf by telephone or in writing but will receive no additional compensation for their services.
WHEN, AND HOW, DO I SUBMIT A PROPOSAL FOR NEXT YEAR’S ANNUAL MEETING OF STOCKHOLDERS?
Under the SEC’s rules and regulations, any stockholder desiring to submit a proposal to be included in our 2026 proxy statement must submit such proposal to us in writing at our principal executive offices located at: 1221 Avenue of the Americas, 35th Floor, New York, New York 10020, to the attention of the Corporate Secretary, no later than the close of business on Monday, December 15, 2025.
Our Amended and Restated By-laws (our “By-laws”) include advance notice provisions. The By-laws require the timely notice of certain information to be provided by any stockholder who proposes director nominations or any other business for consideration at a stockholders’ meeting. Failure to deliver a proposal in accordance with the procedures discussed above and, in the By-laws, may result in the proposal not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at a stockholders’ meeting must be received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2026 Annual Meeting of Stockholders, such a proposal must be received by our Corporate Secretary on or after January 28, 2026 but no later than February 27, 2026.
In the event that the date of the 2026 Annual Meeting is advanced by more than 20 days, or delayed by more than 70 days, from the anniversary date of the 2025 annual meeting of stockholders, notice must be delivered no earlier than the 120th day prior to the 2026 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2026 annual meeting of stockholders is first made. In addition, for the purposes of the application of Rule 14a-4(c) of the Exchange Act, the date for timely notice specified in this paragraph shall be the earlier of the date calculated above or the date specified in paragraph (c)(1) of Rule 14a-4 of the Exchange Act.

2025 PROXY STATEMENT	5

Proxy Statement • About the Meeting

In addition to satisfying the foregoing requirements under our By-laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees, other than SiriusXM’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 29, 2026 (i.e., 60 days prior to the anniversary of the
2025 annual meeting date), except that, if the date of the meeting changes by more than 30 days from the date of the 2025 annual meeting, then notice must be provided by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

6	2025 PROXY STATEMENT

Item 1—Election of Directors
Our board currently consists of nine members and is divided into three classes, with members of each class holding office for staggered terms. Our board of directors is in the process of declassifying such that, commencing with this 2025 annual meeting of stockholders, our director nominees will be elected for one-year terms. Each director will be elected in the year in which the term for his or her current class expires, and thereafter each director will serve for a term of one year and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal. Consequently, by 2027, all of our directors will stand for election each year for one-year terms, and at the conclusion of the 2027 annual meeting of stockholders, our board will no longer be divided into three classes. The current membership and term of each of Classes I, II and III are indicated in the table below:
Class I (term expiring at the 2025 annual meeting)	Class II (term expiring at the 2026 annual meeting)	Class III (term expiring at the 2027 annual meeting)
Eddy W. Hartenstein Kristina M. Salen Jennifer C. Witz	Evan D. Malone Jonelle Procope Anjali Sud	Gregory B. Maffei Michael Rapino David M. Zaslav
The three Class I directors are standing for election at the annual meeting. The Nominating and Governance Committee of our board of directors has nominated the Class I director nominees after consideration of each individual’s qualifications, contributions to the Company and other reasons discussed in this proxy statement.
The Nominating and Governance Committee believes that a well-functioning board includes highly qualified individuals who bring a variety of complementary skills, experiences and perspectives that are critical to the oversight of our business. Our board of directors is committed to have a board with diverse backgrounds, experiences and expertise that represent our strategic priorities. In furtherance of this commitment, it is the policy of the Nominating and Governance Committee to require that any list of candidates to be considered by the Committee for nomination to our board include a pool of candidates with diverse skills, experiences and backgrounds. Any third-party consultant asked to furnish an initial list will be requested to include such candidates.
The Nominating and Governance Committee generally considers each nominee in the broad context of the overall composition of our board of directors with a view toward constituting a board that, as a group, possesses the appropriate mix of skills and experience to oversee our business. The experience, qualifications, attributes, or skills that led the Nominating and Governance Committee to conclude that our nominees should serve on the board of directors are generally described in the biographical information below.
In 2024, we paid a fee to Spencer Stuart, the global executive search and leadership consulting firm, for its assistance in identifying candidates for appointment to our board of directors.
Set forth below is the biographical information for our Class I director nominees proposed to be elected to serve for a one-year term as Class I directors or until their respective successors have been duly elected and qualified. Also set forth below is the biographical information for our Class II and Class III directors, each continuing to serve until their terms expire at the 2026 and 2027 annual meetings, respectively.
To be elected as a director, each nominee must receive a plurality of the votes cast by the holders of our common stock.
Should any nominee become unable or unwilling to accept election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person our board of directors may nominate or designate. Each nominee has consented to serve as a director if elected.
2025 PROXY STATEMENT	7

Item 1—Election of Directors

Biographical information about our Class I director nominees:
EDDY W. HARTENSTEIN
Age: 74
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Hartenstein has been a director since July 2008, served as the chairman of our board from November 2009 to April 2013 and served as our Lead Independent Director from April 2013 until September 2024. From May 2005 until the closing of the merger with XM Satellite Radio Holdings Inc. (“XM”) in July 2008, Mr. Hartenstein served as a director of XM.
Mr. Hartenstein was the non-executive Chairman of the Board of Tribune Publishing, a leading diversified media company that included the Los Angeles Times, from August 2014 through January 2016. Mr. Hartenstein retired as the Publisher and Chief Executive Officer of the Los Angeles Times in August 2014, a position he held since August 2008. In addition, Mr. Hartenstein served as Co-President of the Tribune Company from October 2010 to May 2011 and as President and Chief Executive Officer from May 2011 until January 2013. Mr. Hartenstein was Vice Chairman and a member of the board of directors of The DIRECTV Group, Inc. (formerly Hughes Electronics Corporation), a television service provider, from December 2003 until his retirement in December 2004. He served as Chairman and Chief Executive Officer of DIRECTV, Inc. from late 2001 through 2004 and as President of DIRECTV, Inc. from its inception in 1990 to 2001. Previously, Mr. Hartenstein served in various capacities for Hughes Communications, Inc., a provider of satellite-based communications, Equatorial Communications Services Company, a provider of telephony and data distribution services, and NASA’s Jet Propulsion Laboratory, the lead U.S. center for robotic exploration of the solar system. Mr. Hartenstein also serves as the Lead Independent Director of Broadcom, Inc. and is a member of the board of directors of The City of Hope. Mr. Hartenstein previously served as a director of Tribune Publishing Company, TiVo Corporation (and Rovi Corporation prior to its merger with TiVo Corporation), SanDisk Corporation and Yahoo! Inc.

Key Attributes, Experience and Skills:

Mr. Hartenstein has extensive experience in building, managing, marketing and operating satellite and subscription services. He brings direct and highly relevant expertise to the board in such areas as the construction and procurement of satellites, managing a large consumer subscriber base, consumer marketing, and the design and implementation of systems necessary to support a consumer-oriented business.

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Item 1—Election of Directors

KRISTINA M. SALEN
Age: 54
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Salen has been a director since July 2018 and has served as our Lead Independent Director since January 2025.
Ms. Salen has been the Chief Financial Officer of Booksy Inc., a provider of scheduling software for beauty professionals, since January 2024. From December 2022 to August 2023, Ms. Salen was the Chief Financial Officer of Greenhouse Software, Inc., a hiring software company. She was the Chief Financial Officer of World Wrestling Entertainment, Inc., an integrated media company, from August 2020 until November 2021. From February 2019 until May 2020, Ms. Salen was the Chief Financial Officer of Moda Operandi, Inc., an online luxury retailer, and from July 2017 to October 2018, Ms. Salen was the Chief Financial Officer and Chief Operating Officer of UnitedMasters, an artist services company. Previously, she served as the Chief Financial Officer at Etsy, Inc., an online marketplace, from January 2013 to March 2017. Prior to Etsy, Ms. Salen led the media, Internet, and telecommunications research group of FMR LLC (doing business as Fidelity Investments), a multinational financial services company, from January 2006 to January 2013. Prior to Fidelity, Ms. Salen worked in various financial and executive roles at several companies, including Oppenheimer Capital LLC, an investment firm, from June 2002 to December 2005; Merrill Lynch & Co., Inc., a financial services corporation acquired by Bank of America Corporation in January 2009, from June 1997 to June 2001; Lazard Freres & Co. LLC, a global financial advisory and asset management firm, from April 1996 to June 1997; and SBC Warburg, an investment bank, from December 1994 to April 1996. During the past five years, Ms. Salen was also a director of Cornerstone OnDemand, Inc., a cloud-based talent management software solution company, where she was Chair of the Audit Committee.

Key Attributes, Experience and Skills:

Ms. Salen has extensive experience in media, telecommunications and internet companies, including experience advising, managing and investing in early-stage enterprises and assessing media- and subscription-related business plans and opportunities. This experience, together with her financial and management expertise, make her an asset in the board’s deliberations and in its assessment of our plans and alternatives.

2025 PROXY STATEMENT	9

Item 1—Election of Directors

JENNIFER C. WITZ
Age: 56
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Witz has served as our Chief Executive Officer and has been a director since January 2021.
From March 2019 through December 2020, Ms. Witz was our President, Sales, Marketing and Operations. From August 2017 until March 2019, she was our Executive Vice President, Chief Marketing Officer. Ms. Witz joined us in March 2002 and has served in a variety of senior financial and operating roles. Before joining SiriusXM, Ms. Witz was Vice President, Planning and Development, at Viacom Inc., a global media company, and prior to that she was Vice President, Finance and Corporate Development, at Metro-Goldwyn-Mayer, Inc., an entertainment company focused on the production and global distribution of film and television content. Ms. Witz began her career in the Investment Banking Department at Kidder, Peabody & Co Inc. She also is a member of the Board of Trustees for the Paley Center for Media. During the past five years, she was a member of the board of directors of LendingTree, Inc., a leading online marketplace that connects consumers with financial products and served on its compensation committee.

Key Attributes, Experience and Skills:

As our Chief Executive Officer, Ms. Witz is responsible for setting and executing the goals and strategies related to our business. Ms. Witz provides the board not only with a knowledge of our day-to-day operations, but also with the essential experience, insight and expertise that can be provided only by a person who is intimately involved in running our business. Her ability as a director to share her views during the board’s deliberations is of significant benefit to the other members of the board of directors.

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Biographical information about our Class II directors:
EVAN D. MALONE
Age: 54
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Dr. Malone has been a director since May 2013.
Dr. Malone has served as President of NextFab Studio, LLC, which provides manufacturing-related technical training, product development and business acceleration services, since June 2009. Since January 2008, Dr. Malone has served as the owner and manager of a real estate property and management company, 1525 South Street LLC. Dr. Malone has served as an applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001. Dr. Malone serves as president of the Malone Family Foundation, as a director and president of the NextFab Foundation, and as an officer of the Malone Family Land Preservation Foundation. Dr. Malone has served as a director of Liberty Media Corporation (“Liberty Media”) since September 2011 and as a director of Qurate since August 2008.

Key Attributes, Experience and Skills:

Dr. Malone brings an applied science and engineering perspective to the board. Dr. Malone’s perspectives assist the board in adapting to technological changes facing the audio entertainment industry. His entrepreneurial experience also provides the board valuable insights in evaluating opportunities in existing, new and emerging technologies.

JONELLE PROCOPE
Age: 74
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Procope has been a director since July 2020.
From 2003 to June 2023, Ms. Procope was the President and Chief Executive Officer of the Apollo Theater Foundation, Inc., a non-profit organization that operates the world-famous Apollo Theater in New York and offers educational, summer internship programs, and school seminars. Ms. Procope began her career as a lawyer at Skadden, Arps, Slate, Meagher & Flom, LLP, an international law firm, and later held legal and business affairs positions at Viacom International, Inc., a global entertainment company, Bristol-Myers Squibb Company, a global biopharmaceutical company, and Blackground Records, an independent record label.

Key Attributes, Experience and Skills:

Ms. Procope brings to the board extensive experience in the entertainment industry and as an active member of many civic and community organizations in New York City, such as the boards of New York Public Radio, Lincoln Center for the Performing Arts, The Gracie Mansion Conservancy and the 125th Street Business Improvement District as well as a member of the NYC Landmarks 50 Advisory Committee.

2025 PROXY STATEMENT	11

Item 1—Election of Directors

ANJALI SUD
Age: 41
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Ms. Sud has been a director since March 2025.
Ms. Sud has been the Chief Executive Officer of Tubi, Inc., a subsidiary of the Fox Corporation that provides free ad-supported TV streaming service in the United States, since September 2023. Prior to that time, from July 2017 to August 2023, Ms. Sud served as the Chief Executive Officer of Vimeo, Inc., a provider of cloud-based software tools that enable creative professionals, marketers and enterprises to stream, host, distribute and monetize videos online and across devices. She also served on Vimeo’s board of directors from May 2021 to August 2023. Prior to that, Ms. Sud held various positions at Vimeo since July 2014, before being promoted to Chief Executive Officer in July 2017. Before Vimeo, Ms. Sud served in various positions at Amazon.com, Inc. from 2010 to 2014, most recently as Director of Marketing. Ms. Sud serves on the Board of Directors of Dolby Laboratories, Inc. and Change.org.

Key Attributes, Experience and Skills:

As the Chief Executive Officer of Tubi and having served in executive positions in other technology and media companies, Ms. Sud brings extensive knowledge of the technology industry and operational experience to the boardroom, including an understanding of the operational, financial and strategic issues facing audio-visual content creators and streaming service providers. In addition, through her prior role as Director of Marketing at Amazon, Ms. Sud brings valuable business and marketing insight and experience to our Board.

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Biographical information about our Class III directors:
GREGORY B. MAFFEI
Age: 64
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Maffei has been a director since March 2009 and has served as the chairman of our board since April 2013.
Mr. Maffei has served as the President and Chief Executive Officer of Liberty TripAdvisor Holdings, Inc. since July 2013, and as Executive Chairman of Qurate Retail, Inc. since March 2018.
Mr. Maffei served as: the President and Chief Executive Officer of Liberty Media from May 2007 to December 2024; the President and Chief Executive Officer of Liberty Media Acquisition Corporation from November 2020 to December 2022; the President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020; and the President and Chief Executive Officer of Quarte Retail (including its predecessor) from February 2006 until March 2018. Prior thereto, Mr. Maffei served as Co-President of Oracle Corporation, as Chairman, Chief Executive Officer and President of 360networks Corporation, and as Chief Financial Officer of Microsoft Corporation.
Mr. Maffei also serves as: the Chairman and as a director Qurate (including its predecessor) since November 2005; the Chairman of the Board of Live Nation Entertainment, Inc. since March 2013 and a director since February 2011; a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow Inc., from May 2005 to February 2015; the Chairman of the Board of Tripadvisor, Inc. since February 2013; and the Chairman of the Board of Liberty TripAdvisor since June 2015 and a director since July 2013. Mr. Maffei has also served as a director of Charter Communications, Inc. since 2013, but will not be standing for re-election at the April 22, 2025 Charter annual shareholder meeting.
During the past five years, Mr. Maffei served on the board of directors of Liberty Media, Liberty Broadband, Atlanta Braves Holdings, Inc., GCI Liberty and Liberty Media Acquisition Corporation.

Key Attributes, Experience and Skills:

Mr. Maffei brings to the board significant financial and operational experience based on his senior policy-making positions at Liberty Media, Qurate, Liberty TripAdvisor, Liberty Broadband, GCI Liberty, Inc., Oracle, 360networks and Microsoft. He also provides the board with an executive leadership perspective on the operations and management of large public companies, including companies in the technology, media and telecommunications space. The board also benefits from his extensive public company board experience.

2025 PROXY STATEMENT	13

Item 1—Election of Directors

MICHAEL RAPINO
Age: 59
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Rapino has been a director since January 2018.
Mr. Rapino has been the President and Chief Executive Officer of Live Nation Entertainment, Inc. (“Live Nation”) since 2005 and serves on its board of directors. Live Nation is the world’s leading live entertainment company comprised of: Ticketmaster, Live Nation Concerts and Live Nation Media & Sponsorship.

Key Attributes, Experience and Skills:
Mr. Rapino is a leading figure in the music industry and brings to the board extensive experience in marketing and promoting live entertainment, especially musical entertainment.

DAVID M. ZASLAV
Age: 65
POSITION, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE AND DIRECTORSHIPS

Mr. Zaslav has been a director since May 2013.
Mr. Zaslav has been the President and Chief Executive Officer and a member of the board of directors of Warner Bros. Discovery, Inc., one of the world’s largest media and entertainment companies, since April 2022. Mr. Zaslav was the President and Chief Executive Officer of Discovery Communications, Inc., one of the largest nonfiction media companies in the world, from January 2007 to April 2022, and a director of that company from September 2008 to April 2022. Mr. Zaslav served as President, Cable & Domestic Television and New Media Distribution of NBC Universal, Inc., a media and entertainment company, from May 2006 to December 2006. Mr. Zaslav served as Executive Vice President of NBC and President of NBC Cable, a division of NBC, from October 1999 to May 2006.
Mr. Zaslav serves on the boards of American Cinematheque and Grupo Televisa. He also is a member of the Board of Trustees for the Paley Center for Media and Syracuse University and is on the Board of Overseers for NYU Langone Health. He is a member of the Executive Branch of the Academy of Motion Picture Arts and Sciences and is also a member of the Television Academy. During the past five years, Mr. Zaslav served as a director of Blade Air Mobility, Lions Gate Entertainment Corp., Mt. Sinai Medical Center, Partnership for NYC, USC Shoah Foundation, The Cable Center and as an advisor to the Board of the Elie Wiesel Foundation for Humanity.

Key Attributes, Experience and Skills:

Mr. Zaslav, as the Chief Executive Officer of Warner Bros. Discovery and through his prior work in television, has developed a deep understanding of the media and entertainment industry. This experience, together with his general management expertise, positions him as a valued presence on our board of directors to assist us in evaluating content and marketing opportunities and trends in audio entertainment.

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Board Composition Matrix
The following matrix presents the self-identified statistics for our board of directors.
Board Composition Matrix (as of March 31, 2025)
Total Number of Directors 9
	Hartenstein	Maffei	Malone	Procope	Rapino	Salen	Sud	Witz	Zaslav
Independent	✓			✓	✓	✓	✓	CEO	✓
Demographics
Gender	M	M	M	F	M	F	F	F	M
Underrepresented				✓			✓
Tenure/Age
Tenure	17	16	12	5	7	7		4	12
Age	74	64	54	74	59	53	41	56	65
Outside Commitments
In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. The board of directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and the Nominating and Governance Committee evaluates each director’s commitment to ensure their continued effectiveness as a director.
The board of directors recognizes that Mr. Maffei, Chairman of our board of directors, also sits on the board of directors of several other companies, including Qurate Retail, Live Nation Entertainment, Inc., and Zillow Group, Inc., among others. The Nominating and Governance Committee has considered the facts-and-circumstances of Mr. Maffei’s role, including the significant time and resources Mr. Maffei regularly dedicates to our company, the nature of his outside board commitments, the synergies between his service on these other boards and ours, and Mr. Maffei’s broad industry knowledge, and concluded that Mr. Maffei’s outside service does not conflict with, and instead enhances, his role and responsibilities at SiriusXM.
In addition, the board of directors recognizes that Mr. Zaslav, an independent director and President and Chief Executive Officer of Warner Bros. Discovery, Inc., also sits on the board of directors of Warner Bros. Discovery, Inc., American Cinematheque, The Cable Center, Grupo Televisa, Partnership for New York City and USC Shoah Foundation, is an advisor to the board of directors of the Elie Wiesel Foundation for Humanity, and is a member of the Board of Trustees for the Paley Center for Media, the Mount Sinai Medical Center and Syracuse University. The Nominating and Governance Committee has considered the facts-and-circumstances of Mr. Zaslav’s role, including the time and resources Mr. Zaslav dedicates to SiriusXM, the nature of his outside board and charitable commitments, the synergies between his service to these other boards and institutions and our board of directors, and Mr. Zaslav’s broad media industry knowledge, and concluded that Mr. Zaslav’s outside service does not conflict with, and instead augments, his role and responsibilities at SiriusXM.
What are the responsibilities of the board of directors?
The business and affairs of our company are managed under the direction of our board of directors.
Our board, among other things, oversees senior management selection, monitors overall corporate performance and ensures the integrity of our financial controls. Our board of directors also oversees our strategic and business planning processes with a goal of responsibly growing our business and creating value for our stockholders.
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Item 1—Election of Directors

Our board of directors believes that earning the trust of our customers, stockholders and other stakeholders is a foundation of our business success. Our focus on earning trust positions us well as companies face new scrutiny and demands for accountability. Today, companies face increasing expectations from governments and other stakeholders to address the impacts of technology on individual rights, cybersecurity, and environmental sustainability. Customers embrace brands they understand and trust, and we expect they will increasingly turn away from products and companies that fail to uphold that trust. We are committed to conducting our business in ways that are principled, transparent, and accountable.
Our board of directors also oversees the key risks identified through our enterprise risk management process for board oversight: privacy-related risks; competitive risks facing our businesses, including risks relating to reputational and customer service risks; succession planning for our executive officers and other senior management; cybersecurity risks; corporate responsibility and sustainability risks (including climate risk); corporate governance risks; and other legal and regulatory risks. Our board of directors also reviews other significant risks facing our company identified through our enterprise risk management process, including significant strategic, operational, legal and corporate responsibility risks. Our Chief Executive Officer regularly reports to the board of directors on our efforts to build a corporate culture based on integrity and respect, with the goal of working together to drive our business to be innovative, competitive and valued by listeners and advertisers.
How are nominees for the board of directors selected?
Our Nominating and Governance Committee reviews possible candidates to be directors and is responsible for overseeing matters of corporate governance, including the evaluation of performance and practices of the board of directors and the board’s committees. The Nominating and Governance Committee considers suggestions from many sources, including stockholders, for potential director nominees. Such suggestions, together with appropriate biographical and other information required pursuant to our By-laws, should be submitted to our Corporate Secretary, Sirius XM Holdings Inc., 1221 Avenue of the Americas, 35th Floor, New York, New York 10020. Candidates who are suggested by our stockholders are evaluated by the Nominating and Governance Committee in the same manner as are other potential candidates to be directors.
In its assessment of each potential candidate, including those recommended by stockholders, the Nominating and Governance Committee takes into account factors it considers appropriate, which may include:
•
ensuring that the board of directors, as a whole, consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), and local or community ties, and

•
minimum individual qualifications, including strength of character, mature judgment, familiarity with our business or related industries, independence of thought and ability to work collegially.

It is the policy of the Nominating and Governance Committee to require that any list of candidates to be considered by the Committee for nomination to our board include a pool of candidates with diverse skills, experience and backgrounds. Any third-party consultant asked to furnish an initial list will be requested to include such candidates.
The Nominating and Governance Committee also may consider the extent to which a candidate would fill a present need on the board of directors. After conducting an initial evaluation of a candidate, the Nominating and Governance Committee will interview that candidate if it believes the candidate might be qualified to be a director and may ask the candidate to meet with other directors and management. If the Nominating and Governance Committee believes a candidate would be a valuable addition to the board of directors, it will recommend to the board that candidate’s appointment or nomination as a director.
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What is the board’s leadership structure?
Gregory B. Maffei is the Chairman of our board of directors. The Chairman of our board organizes the work of the board and ensures that the board has access to sufficient information to enable the board to carry out its functions, including monitoring our performance and the performance of management. The Chairman, among other things, presides over meetings of the board of directors, establishes the agenda for each meeting of the board in consultation with our Chief Executive Officer, oversees the distribution of information to directors, and performs other duties or assignments as agreed with either the board of directors or our Chief Executive Officer. The board of directors has determined that it is currently in our best interests to separate the Chairman of the board position and the Chief Executive Officer position because it allows the Chief Executive Officer to focus on our day-to-day business, including risk management, while allowing the Chairman of the board to lead the directors and assist the board in its fundamental role of providing advice to, and oversight of, management. In addition, a separate Chairman provides an additional resource and level of support to our Chief Executive Officer. Our Corporate Governance Guidelines (the “Guidelines”) do not establish this approach as a policy, but as a matter that is considered from time-to-time.
Does the board have a lead independent director?
The board of directors believes it is appropriate, and a matter of good corporate governance, to designate a director to serve as the Lead Independent Director in order to help assure appropriate oversight and the optimal functioning of the board. The board has designated Kristina Salen to serve as the Lead Independent Director. The Lead Independent Director coordinates the activities of the other independent directors and performs such other duties and responsibilities as the board of directors determines. As the Lead Independent Director, Ms. Salen also chairs executive sessions of our independent directors, chairs meetings of the board of directors in the absence of the Chairman, meets regularly with our Chairman and Chief Executive Officer, provides input on the design and functioning of the board of directors, and may act as the principal liaison between our Chairman and our independent directors.
Are all of the directors required to be independent?
Prior to the consummation of the Transactions (as defined below), Liberty Media beneficially owned, directly and indirectly, 83% of our outstanding common stock entitled to vote for the election of directors. As a result, we were considered a “controlled company” and were exempt from certain corporate governance requirements of NASDAQ including, among other items, that we have a compensation committee comprised of independent directors and that director nominations are recommended by the independent members of the board of directors or a nominating committee composed of independent directors. We relied on these exemptions available to a controlled company with respect to the independence requirements applicable to members of our compensation committee and our Nominating and Governance Committee.
Following the Transactions, we are no longer a controlled company and are now required by the NASDAQ listing standards to have a majority independent board. As discussed below, the board has determined the independence of each director in accordance with the elements of independence set forth in the NASDAQ listing standards.
How does the board determine which directors are considered independent?
Our board reviews the independence of our directors annually. The provisions of our Guidelines regarding director independence meet, and in some areas exceed, the listing standards of NASDAQ. A copy of our Guidelines is available on our website under “Investor Relations—Corporate Responsibility—Governance—Governance Documents”.
2025 PROXY STATEMENT	17

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The Nominating and Governance Committee undertook a review of director independence in March 2025. As part of this review, the Committee reviewed with our Corporate Secretary questionnaires submitted by directors. These questionnaires disclose transactions and relationships between each director or members of his or her immediate family, on one hand, and us, other directors, members of our senior management and our affiliates, on the other hand.
Based on this review, the Nominating and Governance Committee determined that all of our directors and nominees are independent under the standards set forth in our Guidelines and the applicable NASDAQ listing standards, with the exception of:
•
Jennifer C. Witz, our Chief Executive Officer;

•
Gregory B. Maffei, who was the President and Chief Executive Officer of Liberty Media at the time of the Transactions; and

•
Evan D. Malone, whose father is the Chairman of Liberty Media.

In the case of Michael Rapino, the directors evaluated his relationship with Live Nation, including the fact that Mr. Maffei is the Chairman of the Board of Live Nation, and other ordinary course transactions, such as data and marketing agreements, between us and Live Nation. In the case of Anjali Sud, the directors evaluated ordinary course transactions, such as an advertising agreement and content agreements, between us and Tubi, Inc. and Fox Corporation. In the case of David Zaslav, the directors evaluated ordinary course transactions, such as various content and marketing agreements, between us and Warner Bros. Discovery. The board concluded that neither Mr. Rapino, Ms. Sud, nor Mr. Zaslav had any relationships that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors.
The board has determined that two of the three members of the Compensation Committee meet the independence standards under the applicable NASDAQ listing standards and our Guidelines and qualify as “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act. Mr. Maffei, a member of the Compensation Committee, is not considered “independent” as defined by applicable NASDAQ rules. While NASDAQ Rule 5605(d)(2)(A) requires that each member of the Compensation Committee be an independent director, NASDAQ Rule 5605(d)(2)(B) provides that, in exceptional and limited circumstances, so long as the compensation committee is comprised of at least three members (as is our Compensation Committee), one director who is not an independent director (so long as such director is not currently an executive officer or employee of the company or a family member of an executive officer of the company) may be appointed to the compensation committee if the board determines that such individual’s membership on the committee is required by the best interests of the company and its stockholders. In this case, in approving Mr. Maffei’s appointment to the Compensation Committee, the board determined that such appointment was in the best interests of the Company and its stockholders given Mr. Maffei’s long-standing knowledge of the company, its management and its operations.
Some investors and proxy advisors have proxy voting policies restricting non-independent directors from serving on a company’s Compensation Committee. While the board of directors appreciates this viewpoint, the directors believe that the insight provided by Mr. Maffei makes his service on the Compensation Committee appropriate and in the best interests of all stockholders.
The board has also determined that each of the three members of the Nominating and Governance Committee meet the independence requirements mandated by NASDAQ applicable to serving on the Nominating and Governance Committee and our Guidelines.
The board has also determined that a majority of the members of the Audit Committee are financially sophisticated and that all members of the Committee meet the independence requirements mandated by the applicable NASDAQ listing standards, Section 10A(m)(3) of the Exchange Act and our Guidelines. The board further determined that each of Mr. Hartenstein and Ms. Salen qualifies as an “audit committee financial expert” within the meaning of the applicable SEC regulations.
Our independent directors meet regularly in executive sessions and such sessions are chaired by Ms. Salen, our Lead Independent Director.
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What are the current standing committees of the board of directors, and who are the members of these committees?
Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. From time to time, the board may also form ad hoc committees.
Copies of the current charters for the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are available on our website under “Investor Relations—Corporate Responsibility—Governance—Committee Charters.”
The following table shows the current members and chair of each of our standing committees and the principal functions performed by each committee:
Committee	Functions

Audit
Members: Eddy W. Hartenstein Jonelle Procope Kristina M. Salen*
•
Selects our independent registered public accounting firm

•
Reviews reports of our independent registered public accounting firm

•
Reviews and approves the scope and cost of all services, including all non-audit services, provided by the firm selected to conduct the audit

•
Monitors the effectiveness of the audit process

•
Reviews the adequacy of financial and operating controls, including our cyber security efforts

•
Monitors our corporate compliance program

•
Monitors our policies and procedures for assessing enterprise risks

Compensation
Members: Eddy W. Hartenstein* Gregory B. Maffei Michael Rapino	• Reviews our senior management compensation policies and strategies • Oversees and evaluates our overall compensation structure and programs • Oversees our management succession plans
Nominating and Governance
Members: Jonelle Procope* Anjali Sud David M. Zaslav
•
Develops and implements policies and practices relating to corporate governance, including leading the review of the significant corporate responsibility matters

•
Reviews and monitors the implementation of our policies and procedures related to the selection of director candidates

•
Assists in developing criteria for open positions on the board of directors

•
Reviews information on potential candidates for directors and makes recommendations to the board of directors

•
Makes recommendations to the board of directors with respect to committee assignments

*
Chair

How often did the board and its committees meet during 2024?
During 2024, there were eight meetings of our board of directors, four Audit Committee meetings, three Compensation Committee meetings and two Nominating and Governance Committee meetings. Each incumbent director and director nominee attended 75% or more of the total number of meetings of the board and meetings held by committees on which he or she served that was held during the portion of the year he or she was a director.
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Directors are also encouraged to attend the annual meeting of stockholders. One director, Jennifer Witz, attended our 2024 annual meeting of stockholders.
How can stockholders communicate with the board of directors?
Stockholders may communicate directly with our board of directors, or specified individual directors, according to the procedures described on our website under “Investor Relations—Corporate Responsibility—Governance—Contact our Board”.
Our Corporate Secretary reviews all correspondence to our directors and forwards to the board a summary and/or copies of any such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review all correspondence received by us that is addressed to members of our board.
In addition, the Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by us, our board of directors and the Audit Committee regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. These procedures are available upon written request to our Corporate Secretary.
Compensation Committee Interlocks and Insider Participation
Prior to the closing of the Transactions (as defined below) on September 9, 2024, David A. Blau, Robin P. Hickenlooper, Carl E. Vogel and Mr. Rapino served as members of the Compensation Committee during 2024. Following the closing of the Transactions, Mr. Rapino, Mr. Hartenstein and Mr. Maffei served as members of the Compensation Committee during 2024.
None of the members of the board of directors that served on the Compensation Committee during 2024 is or has been an executive officer of our company, and no director who served on the Compensation Committee during 2024 had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our executive officers served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity, the executive officers of which served as a director of our company or as a member of the Compensation Committee during 2024.
Director Compensation
Pursuant to our director compensation program, in 2024, as Chairman of the board of directors, Mr. Maffei received an annual cash retainer of $150,000. Mr. Hartenstein, who served as our Lead Independent Director for part of 2024, also received an annual cash retainer of $150,000. The other non-employee members of our board of directors each received an annual cash retainer of $100,000.
Each director who served as chair of a committee of the board of directors in 2024 received an additional annual cash retainer as follows: the Audit Committee chairwoman received $30,000; the Compensation Committee chairman received $20,000; and the Nominating and Governance Committee chairwoman received $15,000.
In addition, on an annual basis, each member receives approximately $175,000 in the form of restricted stock units (“RSUs”). These RSUs were granted on the business day following our 2024 annual meeting of stockholders. These RSUs granted to our directors vest on the first anniversary of the date of grant.
In 2024, Eddy W. Hartenstein and James P. Holden, a former director of the company, each received $60,000 in cash for their service as members of the Special Committee formed in connection with the Transactions.
20	2025 PROXY STATEMENT

Item 1—Election of Directors

As our Chief Executive Officer, Ms. Witz does not receive additional compensation for her service on the board.
Each director is expected to own shares of our common stock equal in value to at least five times the annual cash retainer payable to the director. All directors have until the later of: (i) five years from the date the director is elected or appointed as a member of the board and (ii) September 1, 2029, to reach these minimum ownership guidelines.
Directors may defer their annual cash retainer each year under the Sirius XM Holdings Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”). Participation in the Deferred Compensation Plan, and to what extent, is at each director’s discretion and there is no matching contribution from us. In 2024, Mr. Maffei participated in the Deferred Compensation Plan. At the time of making a deferral election, directors designate the time and form of the distribution of deferrals to be made for the year to which that election relates. Distributions may occur earlier upon a change in control or a termination as a director, subject to certain conditions provided for under the Deferred Compensation Plan and Section 409A of the Internal Revenue Code. Directors have the opportunity to designate the investment funds to which the deferred amounts are credited. All investment gains and losses in a director’s account under the Deferred Compensation Plan are entirely based upon the investment selections made by the director. We have established a grantor (or “rabbi”) trust to facilitate payment of our obligations under the Deferred Compensation Plan.
Dividend equivalent units are granted to directors if, on any date while RSUs they hold are outstanding, we pay a dividend on our common stock (other than a dividend payable in common stock). The number of RSUs granted to the director are, as of the record date for such dividend payment, increased by a number of RSUs equal to: (a) the product of (x) the number of RSUs held by the director as of such record date, multiplied by (y) the per share amount of any cash dividend (or, in the case of any dividend payable, in whole or in part, other than in cash, the per share value of such dividend, as determined in good faith by us), divided by (b) the average closing price of a share of our common stock on NASDAQ on the twenty trading days preceding, but not including, such record date. Dividend equivalent units vest on the same terms as the related RSUs.
2025 PROXY STATEMENT	21

Item 1—Election of Directors

Director Compensation Table for 2024
The following table provides compensation information for the year ended December 31, 2024 for each of our non-employee directors. Directors who are employees do not receive compensation for their services as directors.
Name	Fee Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	All Other Compensation(3) ($)	Total ($)

David A. Blau(4)	75,000	175,001	—	250,001
Eddy W. Hartenstein	210,000	175,001	—	385,001
Robin P. Hickenlooper(4)	75,000	175,001	—	250,001
James P. Holden(4)	135,000	175,001	—	310,001
Gregory B. Maffei	150,000	175,001	—	325,001
Evan D. Malone	100,000	175,001	—	275,001
James E. Meyer(5)	100,000	175,001	—	275,001
Jonelle Procope(6)	110,000	175,001	—	285,001
Michael Rapino	100,000	175,001	—	275,001
Kristina Salen	130,000	175,001	—	305,001
Carl E. Vogel(4)	90,000	175,001	—	265,001
David M. Zaslav	100,000	175,001	—	275,001

(1)
The aggregate grant date fair values of stock awards were computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718, Compensation—Stock Compensation (excluding estimated forfeitures). The assumptions used in the valuation are discussed in Note 15 to our audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024. On May 23, 2024, all non-employee directors were awarded 64,103 RSUs with a grant date value of $175,001. On September 9, 2024, Liberty Media completed a spin-off of New Sirius, pursuant to which New Sirius merged with Old Sirius, making Old Sirius a wholly owned subsidiary of New Sirius. As part of that merger, each Old Sirius share was converted into one-tenth (0.1) of a New Sirius share, with cash paid for fractional shares. At December 31, 2024, the aggregate number of unvested RSUs and dividend equivalent units outstanding for each of Mr. Hartenstein, Mr. Maffei, Dr. Malone, Mr. Meyer, Ms. Procope, Mr. Rapino, Ms. Salen, and Mr. Zaslav was 6,524.

(2)
Non-employee directors no longer receive stock options as part of their annual equity compensation. On September 9, 2024, as part of the Liberty Media spin-off, several directors holding Liberty Sirius XM options converted those options to Sirius XM stock options as part of the Transactions. As directors who were not continuing on the board of directors of New Sirius, Mr. Blau and Ms. Hickenlooper converted their Liberty Sirius XM options into Sirius XM stock options that may only be settled in cash. The number of stock options and cash settled stock options converted as part of the Transactions for each non-employee director is as follows: Mr. Blau—26,767 cash settled stock options; Ms. Hickenlooper—16,502 cash settled stock options; Mr. Maffei—3,396,258 options; and Dr. Malone—18,880 options. At December 31, 2024, the aggregate number of stock option awards outstanding for each non-employee director was as follows: Mr. Hartenstein—21,690; Mr. Holden—21,690; Mr. Maffei—3,417,948; Dr. Malone—40,570; Mr. Rapino—3,647; Ms. Salen—2,090; Mr. Vogel—21,690; and Mr. Zaslav—8,118.

(3)
During 2024, Mr. Maffei contributed his $150,000 cash director fee into the Deferred Compensation Plan. During 2024, Mr. Maffei recorded gains of $121,394 on his deferrals. As of December 31, 2024, Mr. Maffei’s balance in the Deferred Compensation Plan was $982,363.

(4)
On September 9, 2024, Mr. Blau, Ms. Hickenlooper, Mr. Holden, and Mr. Vogel did not become members of the board of directors of New Sirius and ceased to be members of the board of directors.

(5)
Mr. Meyer resigned from the board of directors on March 17, 2025.

(6)
Due to an administrative error, in 2024, Ms. Procope was paid $10,000 as Chair of the Nominating and Governance Committee. For her services as Chair of the Committee she should have been paid an additional $5,000. In 2025, we made a payment to Ms. Procope to correct this error.

22	2025 PROXY STATEMENT

Corporate Responsibility Highlights
Overview
Our Nominating and Governance Committee is responsible for leading our board of directors and its committees in reviewing our practices concerning the corporate responsibility matters that are relevant to our business. This includes oversight of our policies, practices and reporting with respect to significant matters, such as:
•
the impacts of our business activities on the environment and our compliance with environmental laws and regulations;

•
our recruitment, engagement and retention of a diverse group of employees and our efforts to produce and distribute content reflecting a variety of perspectives on our platforms; and

•
governance practices.

The Committee fulfils these responsibilities in consultation and coordination with other committees of the board of directors as well as with the full board.
Our corporate responsibility strategy builds upon a materiality assessment we conducted that: identified areas of financial and strategic relevance to our company; evaluated the governance and sustainability practices of certain peer companies; and developed policies and practices to address the expectations of our investors. With the support of an independent governance advisory firm, we continued to evaluate and integrate relevant governance and sustainability developments; refine our data collection and disclosure protocols; enhance our governance of sustainability matters, including scheduling reviews of our progress by the Nominating and Governance Committee; and monitor relevant regulatory developments.
Areas of Focus
Our materiality assessment identified the issues that we believe are most relevant to our long-term strategy for value creation, which is fueled by the stakeholders, our listeners, our employees and the communities within which we operate. The pillars of our corporate responsibility strategy are as follows:
Efficiency and Environmental Responsibility	Talent & Engagement	Platform for Diverse Perspectives
We seek to improve our products and services for our customers while being efficient and conscious of the environment.	Our world-class talent drives what we do, and we strive to provide an engaging environment where each person can thrive.	We aim to be a platform for diverse perspectives and facilitate dialogue on all issues, big and small.
In 2024, we continued to provide investors and other stakeholders with updates on our activities on our website.
Environmental
While our business has a relatively low impact on the environment, we are committed to act as responsible corporate citizens and to preserve the environment for present and future generations, in ways that align with our long-term strategy and mitigate risks. Toward this end, we compile data related to our energy consumption and greenhouse gas emissions, as these variables come with near-term costs (energy consumption) and potential longer-term costs (emissions) that impact our bottom line. Additionally, we believe our stewardship of the environment may have implications for our reputation, and our stakeholder relations.
The bulk of our emissions derive from electricity consumption at our office locations, data centers, and repeater networks. These are reported as “Scope 2” emissions. Our direct or “Scope 1” emissions are relatively small, and relate to heating our locations and fueling our small fleet of vehicles. We are reviewing our “Scope 3” emissions to determine the relevance of those emissions on our business and provide
2025 PROXY STATEMENT	23

Corporate Responsibility Highlights

estimates of our most significant categories of Scope 3 emissions. We also continue to monitor and evaluate opportunities to reduce and potentially mitigate our carbon footprint over time, in ways that impact our business positively. As an example of this, we have invested in an industrial carbon capture and storage project.
Social
Who We Are
We employ a workforce composed of individuals with different backgrounds, experiences, perspectives and priorities. Together, we represent the vast range of backgrounds that thrive in and drive our industry forward and we are committed to fostering an environment where all of our employees can reach their full potential. We encourage our employees to voluntarily self-identify their gender, race, ethnicity, veteran and disability status as understanding our employee demographics enables us to shape our talent strategy and invest time and resources in various initiatives.
As of December 31, 2024, 42.2% of our employees identified as women and 40.4% identified as people of color (African American, Hispanic or Latino/a, Asian, and Native American). At our executive leadership level, which we define as employees at the vice president and above level, 36.1% of our employees identified as women and 16.8% as people of color. We promote SiriusXM as an employer of choice through a number of different efforts. We attend professional conferences and engage with a broad set of third-party organizations to encourage applicants with a wide range of experiences and backgrounds. Many of our employees are members of our employee resource groups, known as SiriusXM Communities, which are open to all employees and were established for the purpose of supporting, nurturing, and empowering members of our workforce.
We support cultural awareness and celebrate all backgrounds and perspectives. Our policies are designed to protect against discrimination based upon sex, gender, race, color, religion and religious creed, national origin, ancestry, physical or mental disability, genetic information, age, marital status, pregnancy, sexual orientation, gender identity, gender expression, sex stereotype, transgender, immigration status, military and protected veteran status, medical condition, or any basis prohibited under federal, state or local law. We also provide space for open dialogue to foster inclusion and strengthen cultural awareness across our workforce.
We also comply with the FCC’s Equal Employment Opportunity (“EEO”) rules, including making our EEO reports publicly available. We maintain our Code of Ethics which embodies our commitment to conduct business in accordance with applicable law and the highest ethical standards.
What We Believe
We believe that our employees do their best work when they feel connected, supported and empowered, and we are committed to making that happen with people focused initiatives. Our core values, which define us as authentic, inclusive, curious and driven, are aligned with our vision. Together, these elements set the foundation for how we collaborate and operate as individuals.
We believe that our success hinges on our ability to attract, retain, and develop top talent. Recognizing employees for outstanding accomplishments, rewarding them for positive performance, and inspiring them to reach new heights are strongly connected to retention. We are a results-driven organization and we believe that recognition and reward are key to generating a sense of pride and accountability. Through our engagement surveys and other communication channels, we have learned about our workforce and this knowledge shaped the people-focused initiatives we prioritized in 2024. We believe that our culture fuels our ability to execute and underpins our employee talent strategy.
How We Reward and Develop Our People
Our goal is to establish SiriusXM as a place where employees can build long-term careers and achieve their personal and professional aspirations. We offer a comprehensive total rewards program designed to attract, motivate, and retain top talent. This program combines competitive compensation with benefits and
24	2025 PROXY STATEMENT

Corporate Responsibility Highlights

well-being resources designed to meet the varying needs of our workforce. Our compensation programs, which vary by employee level, include salary, incentive compensation opportunities, and equity-based compensation awards. In addition, we believe our benefits programs are competitive for the markets in which we operate and may include healthcare and insurance benefits, paid time off, paid parental leave, fertility resources, flexible work schedules, and employee assistance programs.
We have robust talent development offerings, including training opportunities, access to LinkedIn Learning which offers an extensive content library, a mentorship program, leadership development programs, and a performance feedback program. Our talent development programs include a goal-setting process, a career path framework, skills and core competency assessments, and custom learning paths. Additionally, through mentoring programs, specialized management training and leadership coaching, we nurture the professional growth of our employees.
Succession planning is a priority for our leaders. The Compensation Committee of our board of directors oversees our succession planning process.
How We Give Back
SiriusXM Cares is the name of our philanthropic effort to promote charitable giving. SiriusXM Cares has three focus areas for giving: Employee, Social, and Corporate; and through these focus areas, we give directly or bolster employee giving efforts. In alignment with our Social and Corporate focus areas, SiriusXM Cares has contributed to a variety of organizations over the past four years.
Through our focus on Employee Giving, we encourage employees to give to the causes most meaningful to them. We have a charitable matching program that offers employees a dollar-for-dollar match on their charitable contributions up to a specific cap. In addition, U.S. based full-time employees are eligible to receive five days of paid time off to volunteer with charitable organizations of their choice. During 2024, over 590 employees volunteered over 8,400 hours, and over 680 employees utilized our charitable matching program, benefiting more than 860 charitable organizations.
Governance of Corporate Responsibility
The Nominating and Governance Committee is responsible for leading our board of directors and its committees in reviewing our practices concerning relevant corporate responsibility matters.
In 2024, our corporate responsibility process was overseen by a cross-functional team that included senior executives from various functions, including Finance, Corporate Communications, Legal and People + Culture. This team provided updates to our executive leadership and to the Nominating and Governance Committee on corporate responsibility-related activities. This cross-functional team meets regularly to track progress and performance on internal initiatives, and to stay current on corporate responsibility trends.
In addition, our management provides updates from time to time to the Nominating and Governance Committee and our full board of directors on key corporate responsibility initiatives.
2025 PROXY STATEMENT	25

Stock Ownership
Who are the principal owners of our stock?
The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2025 by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock. “Beneficial ownership” includes those shares a person has or shares the power to vote or transfer or has the right to acquire within sixty days of the measurement date.
	Shares Beneficially Owned as of March 31, 2025
Name and Address of Beneficial Owner of Common Stock	Number	Percent

Berkshire Hathaway Inc.(1) 3555 Farnam Street Omaha, Nebraska 68131	119,776,692	35.4%

The Vanguard Group(2) 100 Vanguard Blvd. Malvern, PA 19355	23,136,411	6.8%

John C. Malone(3) c/o Liberty Media Corporation 12300 Liberty Boulevard Englewood, CO 80112	22,364,217	6.6%

(1)
The ownership percentage is based upon the information contained in a Form 4 filed with the SEC on February 3, 2025 by Berkshire Hathaway Inc. (“Berkshire”) and Warren E. Buffett and the actual number of shares outstanding, 338,741,599 as of March 31, 2025. Based on the Form 4 filed by Berkshire and Warren E. Buffet with the SEC on February 3, 2025, 103,791,802 of the total reported securities were owned as of February 3, 2025 by the following subsidiaries of Berkshire: Government Employees Insurance Company (96,120,221), National Fire & Marine Insurance Company (1,326,491) and National Indemnity Company (6,345,090). As Berkshire is in the chain of ownership of each of these subsidiaries, it may be deemed presently to both beneficially own and have a pecuniary interest in all such shares presently owned by each of these subsidiaries. Warren E. Buffett, as the controlling stockholder of Berkshire, may be deemed presently to beneficially own, but only to the extent he has a pecuniary interest in, such shares presently owned by each such subsidiary. Mr. Buffett disclaims beneficial ownership of the reported securities except to the extent of his pecuniary interest therein. Based on the Form 4 filed by Berkshire and Warren E. Buffet with the SEC on February 3, 2025, 15,984,890 of the total reported securities were owned as of February 3, 2025 by the following pension plans of Berkshire’s subsidiaries: Berkshire Hathaway Consolidated Pension Plan (10,556,408), BNSF Master Retirement Trust (3,308,255), Precision CastParts Corp Master Trust (1,952,727) and Scott Fetzer Collective Investment Trust (167,500). Each of Berkshire, Mr. Buffett and these pension plans disclaims beneficial ownership in such shares.

(2)
The ownership percentage is based upon the information contained in a Schedule 13G/A filed on November 12, 2024 by The Vanguard Group and the actual number of shares outstanding, 338,741,599 as of March 31, 2025. The Vanguard Group has sole voting power with respect to 0 shares, shared voting power with respect to 157,743 shares, sole dispositive power with respect to 22,485,008 shares and shared dispositive power with respect to 651,403 shares.

(3)
As of March 31, 2025, Mr. Malone has informed us that he beneficially owned 22,364,217 shares of our common stock. John C. Malone has also informed us that he has sole voting and dispositive power with respect to 22,223,679 shares, and shared voting and dispositive power with respect to 140,538 shares.

26	2025 PROXY STATEMENT

Stock Ownership

Delinquent Section 16(a) Reports
Based solely upon a review of reports filed pursuant to Section 16(a) of the Exchange Act and written representations furnished to us during our most recent fiscal year, we know of no person who, at any time during the fiscal year, was a director, executive officer or beneficial owner of more than 10% of our common stock who failed to file on a timely basis reports of beneficial ownership of our common stock as required by Section 16(a) of the Exchange Act at any time during the fiscal year, except that, due to an administrative error, a late Form 4 was filed on October 7, 2024 for Jennifer C. Witz, our Chief Executive Officer, to report a minor revision in an amendment to her Form 4 filed on September 11, 2024, and a late Form 4 was filed on September 30, 2024 for Evan D. Malone, a director, to report an amendment to his Form 4 filed on September 11, 2024.
How much stock do our directors and executive officers own?
The following table shows the number of shares of common stock beneficially owned as of March 31, 2025 by each of our directors, each of our named executive officers and all of our directors and current executive officers as a group. The security ownership information with respect to shares of our common stock is based upon 338,741,599 shares of common stock outstanding on March 31, 2025.
Shares underlying restricted stock units outstanding pursuant to the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan and various other stock incentive plans administered by the Compensation Committee of our board of directors are included in the outstanding share numbers provided in the table below. Shares of our common stock issuable upon exercise or conversion of options that were exercisable or convertible on or within 60 days after March 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the voting percentage and percentage ownership of that person and for the aggregate voting percentage and percentage owned by our directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person.
So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)(3)	Percent of Class

Eddy W. Hartenstein	33,474	*
Gregory B. Maffei	7,655,447	2.22%
Evan D. Malone	69,762	*
Jonelle Procope	19,972	*
Michael Rapino	29,669	*
Kristina M. Salen	19,212	*
David M. Zaslav	28,469	*
Jennifer C. Witz	1,558,697	*
Scott A. Greenstein	661,923	*
Thomas D. Barry	186,076	*
Patrick L. Donnelly	384,400	*
Joseph Inzerillo	219,292	*
Wayne D. Thorsen	—	*
Joseph A. Verbrugge	550,100	*
All Executive Officers and Directors as a Group (11 persons)(2)	10,262,701	3.32%

*
Less than 1% of our outstanding shares of common stock.

2025 PROXY STATEMENT	27

Stock Ownership

(1)
These amounts include shares of common stock, restricted stock units and unexercised stock options that the individuals hold or have the right to acquire within sixty days of March 31, 2025. These amounts also include any dividend equivalent units accrued on their restricted stock units that they beneficially own or could beneficially own within 60 days after March 31, 2025.

(2)
Messrs. Inzerillo and Verbrugge’s shares are not included in this number since they are no longer employees. Mr. Donnelly’s shares are not included since he ceased to be an executive officer on March 2, 2025.

Sirius XM Common Stock(3)

Eddy W. Hartenstein	28,292
Gregory B. Maffei	2,879,521
Evan D. Malone	47,172
Jonelle Procope	6,602
Michael Rapino	10,249
Kristina M. Salen	8,692
David M. Zaslav	14,720
Jennifer C. Witz	1,347,612
Scott A. Greenstein	653,364
Thomas D. Barry	152,195
Patrick L. Donnelly	316,064
Joseph Inzerillo	142,586
Wayne D. Thorsen	—
Joseph A. Verbrugge	—
All Executive Officers and Directors as a Group (11 persons)(2)	5,148,419

(3)
Also included are the following numbers of shares of common stock acquired under and held in the Sirius XM Radio Inc. 401(k) Savings Plan as of March 31, 2025: Ms. Witz—1,248 shares; Mr. Greenstein—8,559 shares; Mr. Barry—1,607 shares; Mr. Donnelly—6,749 shares—Mr. Inzerillo, Mr. Thorsen, and Mr. Verbrugge—0 shares. The amounts also include any dividend equivalent units accrued on their restricted stock units that they beneficially own or could beneficially own within sixty days of March 31, 2025.

28	2025 PROXY STATEMENT

Governance Matters
What was the relationship between SiriusXM and Liberty Media Corporation?
We are currently an independent, publicly traded company as a result of a series of transactions that closed on Monday, September 9, 2024.
On September 9, 2024 at 4:05 p.m., New York City time, Liberty Media completed its previously announced split-off (the “Split-Off”) of its former wholly owned subsidiary, Liberty Sirius XM Holdings Inc. (“SplitCo”). The Split-Off was accomplished by Liberty Media redeeming each outstanding share of Liberty Media’s Series A, Series B and Series C Liberty SiriusXM common stock, par value $0.01 per share, in exchange for 0.8375 of a share of SplitCo common stock, par value $0.001 per share, with cash being paid to entitled record holders of Liberty SiriusXM common stock in lieu of any fractional shares of common stock of SplitCo.
Following the Split-Off, on September 9, 2024 at 6:00 p.m., New York City time (the “Merger Effective Time”), a wholly owned subsidiary of SplitCo merged with and into Sirius XM Holdings Inc. (“Old Sirius”), with Old Sirius surviving the merger as a wholly owned subsidiary of SplitCo (the “Merger” and together with the Split-Off, the “Transactions”). Upon consummation of the Merger, each share of common stock of Old Sirius, par value $0.001 per share, issued and outstanding immediately prior to the Merger Effective Time (other than shares owned by SplitCo and its subsidiaries) was converted into one-tenth (0.1) of a share of SplitCo common stock, with cash being paid to entitled record holders of Old Sirius common stock in lieu of any fractional shares of common stock of SplitCo.
At the Merger Effective Time, Old Sirius was renamed “Sirius XM Inc.” and SplitCo was renamed “Sirius XM Holdings Inc.” (“New Sirius”). In connection with the Transactions and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New Sirius became the successor issuer to Old Sirius and succeeded to the attributes of Old Sirius as the registrant, including Old Sirius’s Commission File Number and CIK number.
To effect the Transactions, on December 11, 2023, Liberty Media entered into (i) a Reorganization Agreement (the “Reorganization Agreement”) with Old Sirius and New Sirius, and (ii) an Agreement and Plan of Merger (the “Merger Agreement”) with New Sirius, Old Sirius and Radio Merger Sub, LLC.
In connection with the Merger Agreement and the Reorganization Agreement, on December 11, 2023, certain trusts related to Dr. John C. Malone (collectively, the “Malone Stockholders”) entered into a voting agreement (the “Voting Agreement”) with Liberty Media, Old Sirius and New Sirius, pursuant to which, among other things, the Malone Stockholders agreed, subject to the terms of the Voting Agreement, to vote their respective shares of Liberty Media’s Series A Liberty Sirius XM common stock, par value $0.01 per share and Series B Liberty Sirius XM common stock, par value $0.01 per share in favor of the Split-Off.
The Transactions were unanimously approved by Liberty Media’s board of directors and a Special Committee of Old Sirius’s board of directors and by Old Sirius’s board of directors. The Transactions were completed after (i) having received approval by a majority of the aggregate voting power of the shares of New Sirius common stock present, whether in-person or by proxy, at a stockholder meeting, (ii) the receipt by Liberty Media and New Sirius of tax opinions from their respective tax counsel, as well as the receipt of required regulatory approvals and (iii) the satisfaction of other customary closing conditions. A subsidiary of Liberty Media owning a majority of our outstanding shares delivered a written consent approving the Transactions on behalf of a majority of our stockholders. Following the Transactions, Liberty Media and New Sirius are operating independently, and neither has any ownership interest in the other. All of our executive officers immediately prior to consummation of the Transactions were the initial executive officers of New Sirius, and New Sirius continues to operate under the SiriusXM name and brand.
2025 PROXY STATEMENT	29

Governance Matters

What is SiriusXM’s corporate culture?
We are focused on creating a culture of integrity and respect, with the goal of working together to drive our business to be creative, innovative and competitive. Our core values, which define us as authentic, inclusive, curious and driven, are aligned with our vision.
We operate a performance-based environment where results matter and financial discipline is enforced. We have a highly collaborative culture in which employees feel a sense of pride that their input is sought after and valued. At the same time, we believe in holding individuals accountable for results and employees are empowered and expected to “do what they say they are going to do.” We believe that our culture is a long-term competitive advantage for us, fuels our ability to execute and is a critical underpinning of our employee talent strategy.
What is SiriusXM’s process for succession planning and talent management?
Ensuring that we have the appropriate senior management talent to successfully pursue our strategies is one of our board’s primary responsibilities. At least once a year, the board of directors discusses succession planning for our Chief Executive Officer and the remainder of our executive officers and senior executives. To help fulfill the board’s responsibility, our Compensation Committee helps ensure that we have in place appropriate plans to address CEO succession both in the ordinary course of business and in emergency situations. Our CEO succession planning includes criteria that reflect our business strategies, such as identifying and developing internal candidates. Our Guidelines also require that we have appropriate succession planning for the remainder of our senior management team, including our named executive officers.
Recruiting, developing, promoting and retaining talent is a key priority for our company. Throughout the year, our executive officers, as well as a broader array of executives throughout our company, make presentations to the board of directors and may also interact with our directors informally outside of our scheduled board meetings. This engagement between directors and our current and future leaders is one means by which we provide our directors insight into our pool of talent, what attracts and retains our senior management, and our corporate culture.
How does the board of directors oversee our risk management process?
The board executes its oversight responsibility for risk management directly and through its committees, as follows:
•
The Audit Committee has primary responsibility for monitoring our internal audit, corporate, financial and risk management processes and overseeing our system of internal controls and financial reporting. The Audit Committee discusses specific risk areas throughout the year, including those that may arise from time to time and the measures taken by management to monitor and limit risks.

•
The Audit Committee receives regular reports throughout the year on matters related to risk management. At each regularly scheduled meeting, the Audit Committee receives reports from (i) our external auditor on the status of audit activities and findings and (ii) the Company executive in charge of internal audit (who reports directly to the Audit Committee) on the status of our internal audit plan, audit results and any corrective action taken in response to internal audit findings.

•
We have a Compliance Officer who is in charge of our compliance with FCC related laws and regulations and training and monitoring compliance with those laws and regulations. Our Executive Vice President, General Counsel and Secretary reports to the Audit Committee throughout the year on information received via submissions to our compliance hotline and any changes or developments in compliance

30	2025 PROXY STATEMENT

Governance Matters

matters. Each quarter, our Chief Financial Officer reports to the board of directors on our performance and discusses how actual performance compares to our business plan and budget. Our executive officers report regularly to the board about the risks and exposures related to our business.
•
The Audit Committee, which is generally responsible for risk oversight, is regularly updated by our Chief Executive Officer and Chief Financial Officer regarding enterprise risk management efforts, including cybersecurity concerns and our approach to managing cybersecurity risks. Our chief information security officer also regularly make presentations to the Audit Committee regarding cybersecurity.

•
The Nominating and Governance Committee reviews and oversees, among other things, our policies, practices and positions to further our corporate citizenship and sustainability.

•
The other committees of the board of directors oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee assesses risks associated with management succession planning and our compensation policies and programs for executives as well as the broader employee base.

•
The committees report to the board of directors at regular board meetings on the topics discussed and actions taken at the most recent committee meeting. Our board of directors discusses the risks and exposures, if any, involved in the matters or recommendations of the committees, as necessary.

•
Our board of directors also considers specific risk topics throughout the year, including risks associated with our business plan, litigation, operational efficiency, government regulation, physical facilities, information technology infrastructure, and cybersecurity. The board is informed about and regularly discusses our risk profile, including legal, regulatory and operational risks to our business.

In administering its risk oversight function, the board attempts to discuss, evaluate and assess various risks based on the immediacy of the risks, including whether the matters can properly be classified as short-term, intermediate-term or long-term, and then discuss the nature and extent of the risk in the context of the time horizon for the associated risk.
On an annual basis, and more often as the facts and circumstances warrant, our Senior Vice President, Internal Audit, leads a process with our senior management to identify, assess and evaluate our enterprise-wide risks. As noted above, our Chief Executive Officer and Chief Financial Officer regularly update the Audit Committee regarding our enterprise risk management efforts, including significant emerging risks identified by our Senior Vice President, Internal Audit. Our risk oversight efforts are an integrated part of our financial reporting and disclosure controls process. Enterprise risks, including emerging items, are discussed as part of our corporate controls in preparing our SEC and other public filings.
What is the Company’s risk management strategy with respect to cybersecurity?
As part of our enterprise risk assessment function, which is led by our Senior Vice President and head of Internal Audit, we have implemented processes to assess, identify and manage the material risks facing the company, including from cyber threats. Our enterprise risk assessment function is part of our overall risk management processes. Our cybersecurity program is built upon internationally recognized frameworks, such as ISO 27001, and maps to standards published by The National Institute of Standards and Technology. We believe that our processes provide us with an assessment of potential cyber threats.
We conduct regular scans, penetration tests, and vulnerability assessments to identify any potential threats or vulnerabilities in our systems. Our processes to assess, identify and manage the material risks from cyber threats include the risks arising from threats associated with third party service providers, including cloud-based platforms. We have developed a cyber crisis response plan which provides a documented framework for handling high severity security incidents and facilitates coordination across multiple parts of the company. Our incident response team monitors threat intelligence feeds, handles vulnerability management and responds to incidents. In addition, we perform simulations and drills at both a technical
2025 PROXY STATEMENT	31

Governance Matters

and management level. Internally, we have a security awareness program which includes training that reinforces our information technology and security policies, standards and practices, and we require that our employees comply with these policies. The security awareness program offers training on how to identify potential cybersecurity risks and protect our resources and information. This training is mandatory for all employees on an annual basis, and it is supplemented by testing initiatives, including phishing tests. We also provide specialized security training for certain employee roles, such as application developers. Finally, our privacy program requires all employees to take periodic awareness training on data privacy. This training includes information about confidentiality and security, as well as responding to unauthorized access to or use of information.
From time to time, we engage third-party service providers to enhance our risk mitigation efforts. For instance, we have engaged an independent cybersecurity advisor to lead a cybersecurity crisis simulation exercise that has been used by our senior leaders to prepare for a possible cyber crisis. In addition, we have engaged: Novacoast, an international cybersecurity company specializing in IT services and software development, to augment our monitoring and detection efforts; Synopsys, Inc., a leader in electronic design automation, to perform our external penetration testing and vulnerability assessment; Recorded Future, one of the world’s largest intelligence companies; and Mandiant, a recognized leader in cyber defense, threat intelligence and incident response services, to provide threat intelligence and analysis services; and Mandiant to augment our incident response ability and provide forensic services. Our Senior Vice President and Treasurer is responsible for our insurance programs and reviews, on a regular basis, our cyber insurance policies and assesses whether we have appropriate coverage.
To date, risks from cybersecurity threats have not previously materially affected us, and we currently do not expect that the risks from cybersecurity threats are reasonably likely to materially affect us, including our business, strategy, results of operations or financial condition. That said, the sophistication of cyber threats continues to increase, and the preventative actions we take to reduce the risk of cyber incidents and protect our systems and information may be insufficient. Accordingly, no matter how well designed or implemented our controls are, we will not be able to anticipate all security breaches of these types, including security threats that may result from third parties improperly employing AI technologies, and we may not be able to implement effective preventive measures against such security breaches in a timely manner.
What is the role of the board as it relates to cybersecurity?
The Audit Committee of our board of directors is responsible for the primary oversight of our information security programs, including relating to cybersecurity. The Audit Committee receives regular reports from our Chief Information Security Officer on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, assessments of our security program, and our views of the emerging threat landscape. Our Senior Vice President and head of Internal Audit reports directly to the Audit Committee and is responsible for reporting to the Committee on our company-wide enterprise risk assessment, and that assessment also includes an evaluation of cyber risks and threats. The Chair of the Audit Committee reports to our board on cybersecurity risks and other matters reviewed by the Committee. In addition, our board receives separate presentations on cybersecurity risk from our Chief Information Security Officer. Furthermore, our board reviews and discusses our technology strategy with our Chief Information Security Officer and approves our technology strategic plan.
What is the role of management as it relates to cybersecurity?
Our Chief Information Security Officer is responsible for the day-to-day management of our cybersecurity risks. We have established a Security Council, which includes our Chief Executive Officer, Chief Operating Officer, Chief Information Security Officer, Chief Financial Officer, General Counsel and other senior officers, that meets on a quarterly basis to review cybersecurity and information security matters. The Security Council has primary management oversight responsibility for assessing and managing information security, fraud, vendor, data protection and privacy, and cybersecurity risks.
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Governance Matters

We have a security incident response framework in place. We use this incident response framework as part of the process we employ to keep our management and board of directors informed about and monitor the prevention, detection, mitigation, and remediation of cybersecurity incidents. The framework is a set of coordinated procedures and tasks that our incident response team, under the direction of the Chief Information Security Officer, executes with the goal of ensuring timely and accurate resolution of cybersecurity incidents. Our cybersecurity framework includes regular compliance assessments with our policies and standards and applicable state and federal statutes and regulations. In addition, we validate compliance with our internal data security controls through the use of security monitoring utilities and internal and external audits.
Our Chief Information Security Officer has extensive experience in the information technology area. In particular, our Chief Information Security Officer has over twenty years of professional experience in the information security area, including as a result of his service as the director of security, a security architect and a software security engineer at companies such as Squarespace, Verizon Media (Oath), Tumblr, Bridgewater Associates and EMC.
What are our policies and procedures for related person transactions?
We have adopted a written policy and written procedures for the review, approval and monitoring of transactions involving the Company or its subsidiaries and “related persons.” For the purposes of the policy, “related persons” include executive officers, directors or their immediate family members, or stockholders owning more than five percent of our common stock.
Our related person transaction policy requires:
•
that any transaction in which the Company is a participant, a related person has a material direct or indirect interest and which exceeds $120,000 (such transaction referred to as a “related person” transaction) and any material amendment or modification to a related person transaction, be reviewed and approved or ratified by a committee of the board composed solely of independent directors who are disinterested; and

•
that any employment relationship or transaction involving an executive officer and the Company must be approved by the Compensation Committee or recommended by the Compensation Committee to the board of directors for its approval.

In connection with the review and approval or ratification of a related person transaction, management must:
•
disclose to the committee or independent directors, as applicable, the material terms of the related person transaction, including the approximate dollar value of the amount involved in the transaction, and all the material facts as to the related person’s direct or indirect interest in, or relationship to, the related person transaction;

•
advise the committee or independent directors, as applicable, as to whether the related person transaction complies with the terms of our agreements governing our material outstanding indebtedness that limit or restrict our ability to enter into a related person transaction;

•
advise the committee or independent directors, as applicable, as to whether the related person transaction will be required to be disclosed in our SEC filings. To the extent required to be disclosed, management must ensure that the related person transaction is disclosed in accordance with SEC rules; and

•
advise the committee or independent directors, as applicable, as to whether the related person transaction constitutes a “personal loan” for purposes of Section 402 of the Sarbanes-Oxley Act of 2002.

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Governance Matters

In addition, the related person transaction policy provides that the Nominating and Governance Committee, in connection with any approval or ratification of a related person transaction involving a non-employee director or director nominee, should consider whether such transaction would compromise the director or director nominee’s status as an “independent” or “outside” director, as applicable, under the rules and regulations of the SEC and NASDAQ.
Since 2017, we have entered into a series of agreements with Meyer Shank Racing, Inc., the owner of a professional race car team competing in the IndyCar Series and other auto racing series, to sponsor a professional race car team. Mr. Meyer, our former director and Vice Chairman, owns a minority interest in Meyer Shank Racing, Inc. Our board of directors has reviewed our agreements and relationship with Meyer Shank Racing and all of our agreements with Meyer Shank Racing have been approved by the Audit Committee. In 2024, we renewed our racing team sponsorship for the 2025-2027 racing seasons. In 2024, we spent $3.95 million in connection with this sponsorship and, in 2025, we expect to spend approximately $3 million.
Based on information contained in separate Schedule 13G filings with the SEC, each of Warren E. Buffett/Berkshire Hathaway Inc. and The Vanguard Group have reported that it beneficially owned more than 5% of the outstanding shares of our common stock as of March 31, 2025 (see “Stock Ownership—Who are the principal owners of our stock?” on page 26). During 2024, we and our subsidiaries purchased products and services from Berkshire Hathaway and its subsidiaries, including directors and officers insurance policies and fractional jet services from Net Jets. In 2024, we paid Berkshire Hathaway and its subsidiaries an aggregate of approximately $2.9 million for products and services. In the ordinary course of business, we may enter into additional arrangements on arm’s-length terms to purchase products and services from Berkshire Hathaway and its subsidiaries. Similarly, in the ordinary course of business during 2024, we offered our employees through the Sirius XM Radio 401(k) Savings Plan and our Deferred Compensation Plan certain financial products, such as mutual and index funds, and services offered by The Vanguard Group. These and other routine business transactions between the companies were entered into on an arm’s-length basis and contain customary terms and conditions.
Based on information contained in a Schedule 13D filing with the SEC by John C. Malone, Dr. Malone has reported that he beneficially owned more than 5% of the outstanding shares of our common stock as of December 31, 2024. In connection with the Transactions, on December 11, 2023, Dr. Malone and certain trusts related to Dr. Malone entered into a voting agreement with Liberty Media, Old Sirius and us, pursuant to which, among other things, these Malone stockholders agreed, subject to the terms of the voting agreement, to vote their respective shares of Liberty Media’s tracking stocks in favor of the Split-Off. As part of the voting agreement, we agreed to indemnify each of these Malone stockholders for certain losses, including attorney’s fees and expenses, incurred in connection with or arising out of the voting agreement. In addition, we agreed to pay up to $150,000 in the aggregate of reasonable out-of-pocket costs and expenses incurred by these Malone stockholders in connection with the preparation, negotiation, execution and delivery of the voting agreement. The voting agreement was approved by the Special Committee of Old Sirius. We expect to reimburse Dr. Malone for losses he may incur, including legal fees and expenses, for claims related to the Transactions.
Does SiriusXM have a policy designed to promote compliance with insider trading laws?
The board has adopted a Securities Trading Policy (the “Securities Trading Policy”), governing transactions in our securities by our directors, officers and employees, contractors and consultants and their immediate family members as well as by the Company itself and its subsidiaries, that the Company believes are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and NASDAQ listing standards. Our Securities Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on January 30, 2025.
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Governance Matters

Does SiriusXM have corporate governance guidelines and a code of ethics?
Our board of directors adopted our Guidelines which set forth a flexible framework within which the board, assisted by its committees, directs our affairs. Our Guidelines cover, among other things, the composition and functions of our board of directors, director independence, management succession and review, committee assignments and selection of new members of our board of directors.
Our board of directors has also adopted a Code of Ethics, which is applicable to all our directors and employees, including our chief executive officer, principal financial officer and principal accounting officer.
Our Guidelines and the Code of Ethics are available on our website under “Investor Relations—Corporate Responsibility—Governance—Governance Documents” and in print to any stockholder who provides a written request for either document to our Corporate Secretary. If we amend or waive any provision of the Code of Ethics with respect to our directors, chief executive officer, principal financial officer or principal accounting officer, we will, if required, post the amendment or waiver at this location on our website.
2025 PROXY STATEMENT	35

Letter from the Compensation Committee Chair
Dear Sirius XM Stockholders:
Following the closing of the spinoff from Liberty Media in September 2024, the newly reconstituted Compensation Committee conducted a comprehensive review of the Company’s compensation philosophy and practices to ensure strong alignment with best practices, market peers and stockholder expectations. As a result, the Compensation Committee implemented a number of changes, including:
SAY-ON-PAY VOTE
At the 2023 annual meeting of stockholders, the stockholders approved an advisory, non-binding proposal to hold a say-on-pay vote every three years, which aligned with the board’s recommendation at the time. Following the spinoff, the Compensation Committee recommended, and the board approved, and included in this Proxy Statement, a proposal to have an annual say-on-pay vote beginning at next year’s annual meeting of stockholders to enable closer and more regular board alignment with stockholder feedback on the executive compensation going forward.
EXECUTIVE COMPENSATION PROGRAM STRUCTURE
The primary objective of the Compensation Committee is to structure a compensation program that enables us to attract and retain top talent and supports the Company’s strategy of increasing long-term stockholder value.
The Committee determined that, beginning in 2025, regular executive equity awards would no longer include time-vested stock options, while future performance-based equity awards will be tied to three-year financial metrics that are reasonably designed to drive increased stockholder value. These future performance-based equity awards are expected to represent at least half of the total equity awards. Free cash flow was chosen as the metric for performance-based equity awards covering the 2025—2027 performance period as the board determined it best reflects the Company’s primary value driver. To further align equity awards with stockholder value, the Compensation Committee has also included a relative total shareholder return (TSR) modifier for determining earned awards.
PEER GROUP BENCHMARKING
In 2025, the Compensation Committee approved a peer group of 18 companies for benchmarking executive pay levels and pay practices. These peers were selected based on industry categorization for talent-market relevance; market capitalization; revenue; number of employees; scope and complexity of their operations; and other strategic related factors that the Compensation Committee deemed relevant. The Compensation Committee intends to review this peer group annually, in collaboration with its new independent compensation consultant.
STOCK OWNERSHIP GUIDELINES
The Compensation Committee believes that the Company’s executive officers should own and hold Sirius XM common stock to further align their interests with the long-term interests of stockholders, promote sound corporate governance, and mitigate potential compensation-related risk.
Earlier this year, the Compensation Committee adopted equity ownership guidelines, in addition to those already in place for directors, for the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and all other executive officers (currently the President and Chief Content Officer, and the General Counsel) who report to the Chief Executive Officer and are subject to Section 16 of the Exchange Act. We believe these guidelines are competitive with peers, as are the guidelines already in place for Sirius XM’s non-employee directors.
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Letter from the Compensation Committee Chair

The Compensation Committee and board strives to design and implement an executive compensation program that aligns executive pay with stockholder value over time to serve the interests of stockholders in selecting, retaining, and rewarding top leadership talent. As the board’s agent in this area, the Compensation Committee intends to continue to evaluate the design and effectiveness of the compensation program and will seek ongoing feedback from and dialogue with interested stockholders.
On behalf of the Compensation Committee, thank you for your continued investment and confidence in Sirius XM.
Sincerely,
Eddy W. Hartenstein
Chair, Compensation Committee of the Board of Directors
Sirius XM Holdings Inc.
2025 PROXY STATEMENT	37

Executive Compensation
Compensation Discussion and Analysis
INTRODUCTION
This Compensation Discussion and Analysis, or “CD&A,” describes and analyzes our executive compensation program for our Chief Executive Officer, Chief Financial Officer, and those other executive officers whose compensation for 2024 is required to be reported in the summary compensation table pursuant to Item 402(a) of Regulation S-K. For 2024, our named executive officers (or “NEOs”) were:
Name	Title
Jennifer C. Witz	Chief Executive Officer
Thomas D. Barry	Executive Vice President and Chief Financial Officer
Scott A. Greenstein	President and Chief Content Officer
Patrick L. Donnelly	Executive Vice President, General Counsel and Secretary
Wayne D. Thorsen	Executive Vice President and Chief Operating Officer
Joseph Inzerillo	Former Chief Product and Technology Officer
Joseph A. Verbrugge	Former Chief Commercial Officer
During 2024, we announced the transition of the following executives:
•
On April 29, 2024, Mr. Verbrugge informed us that he intended to retire as our Chief Commercial Officer, and he retired on July 31, 2024. Mr. Verbrugge continued his employment on a part-time basis as an advisor to our Chief Executive Officer until December 31, 2024.

•
On December 10, 2024, we announced that the employment of Joseph Inzerillo, our Chief Product and Technology Officer, had terminated on December 9, 2024. Our termination of Mr. Inzerillo’s employment was without “cause” pursuant to his employment agreement, and he received severance under the terms of his employment agreement.

•
On December 16, 2024, we entered into an employment agreement with Wayne D. Thorsen to join our company as Chief Operating Officer. In addition to his ongoing salary and target annual bonus described in this CD&A, the Compensation Committee approved a cash sign-on bonus of $700,000 to make up for compensation that Mr. Thorsen forfeited from his prior employer and provide a hiring inducement. The employment agreement provides that Mr. Thorsen is required to repay the full amount of the sign-on bonus if his employment is terminated by us for “cause” (as defined in his employment agreement) or he resigns without “good reason” (as defined in his employment agreement), in each case before December 16, 2025. The employment agreement also provides that Mr. Thorsen will receive during 2025 an equity grant with a value equal to $3,000,000 in restricted stock units and $1,500,000 in performance-based restricted stock units, subject to vesting conditions and performance criteria as approved by the Compensation Committee.

In addition, in January 2025, we announced that Mr. Donnelly had informed us that he planned to retire as Executive Vice President, General Counsel and Secretary during 2025. On March 3, 2025, Richard N. Baer became our new Executive Vice President, General Counsel and Secretary, replacing Mr. Donnelly, who will serve as an advisor to the General Counsel for the remainder of 2025 to assist with the transition of his duties and responsibilities.
Executive Summary
On September 9, 2024, we completed our previously announced spin-off from Liberty Media, our former controlling stockholder. Information regarding these transactions is contained in our Annual Report on Form 10-K for the year ended December 31, 2024 under the heading “Item 1. Business—Liberty Media
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Executive Compensation • Compensation Discussion and Analysis

Transactions”. As a result of this spin-off, we are now an independent public company separate from Liberty Media and no longer have a majority stockholder.
During 2024, in anticipation of this spin-off, our Compensation Committee re-evaluated our compensation philosophy and practices to align our executive compensation program with those of other broadly held public companies. The principal goal of this review was to assess whether our compensation program was competitive, and effectively aligned our executives with increasing stockholder value over time. As a result of this review, the Compensation Committee determined that, starting in 2025, our equity awards would no longer include stock options, and our performance-based equity awards would be restructured to focus on free cash flow with a relative TSR modifier. In the Compensation Committee’s view, this approach effectively aligns our executives’ interests with our financial performance while maintaining stockholder interests and not over-relying on stock price movements. Additionally, the Compensation Committee established a peer group of 18 companies for market comparison, although the Compensation Committee does not expect to set compensation levels solely on a benchmarked basis. The peer group was selected based on industry, market capitalization, and revenue, and is expected to be reviewed annually. Further details about these changes to our executive compensation program are described in this CD&A.
Philosophy
The objectives for our executive compensation program are to:
•
Provide competitive compensation opportunities that are aligned with market standards for companies in our selected peer group.

•
Motivate executive officers to achieve both annual and long-term operating and financial goals contained in our annual bonus plan and reward performance based on attainment of those goals.

•
Balance performance risk and rewards in the context of our business environment.

The Compensation Committee recognizes the importance of identifying specific financial and operating metrics for measuring executive performance, as well as absolute and relative total stockholder returns in our long-term incentives.
Historically as a controlled company, the Compensation Committee’s decisions relied heavily on the directors’ business judgment and experience, including goal setting; use of competitive market data; and recognition of each executive officer’s position, experience, level of responsibility, individual job performance, contributions to our corporate performance, job tenure and future potential. Given the diversity of our businesses and macroeconomic factors, financial goal setting was at times challenging, both on a short- and long-term basis. The Committee’s view was that our NEOs’ work to successfully operate our businesses, including working constructively, proactively and cohesively together while remaining true to our core values, often did not lend itself to formulaic measurements. As a broadly held public company following the spin-off, our Compensation Committee has adopted a formulaic approach to the compensation of our NEOs but retains the right to exercise discretion in compensation decisions. Base salaries and long-term incentive awards are benchmarked against similar senior positions at companies within our selected peer group, and annual bonuses are based on objective and rigorous company-wide performance measured against financial and operating goals set forth in the annual bonus plan approved by the Compensation Committee. With respect to bonuses, the Compensation Committee administered the bonus plan for executive officers in 2024 in a manner that was formulaic, while still retaining discretion to determine individual bonus amounts for NEO’s based on additional factors it considered in its business judgment.
Key Elements of our Executive Compensation Program
The following table describes the core elements of our 2024 executive compensation program and why we selected each element:
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Executive Compensation • Compensation Discussion and Analysis

Compensation Element	Why We Pay It
Annual Base Salary	Compensate our executive officers for their day-to-day responsibilities at levels that are competitive and recognize their performance and experience and are internally equitable.
Short-Term Cash Compensation	Motivate and reward our executive officers to achieve annual operating and financial goals.
Long-Term Equity Compensation
Align the interests of our executive officers with the interests of our stockholders by promoting the stability and retention of a high-performing executive team over the longer term.
The value ultimately received by our executive officers as a result of the settlement of long-term equity compensation is tied to stockholder value.

Compensation Mix
The Compensation Committee believes that an executive compensation program comprised principally of the above-described three elements is consistent with programs at companies where we compete for executive talent and furthers our stockholders’ interests by securing our executives’ services in the market for talent. A significant proportion of the compensation for our NEOs is performance-based and “at risk”—namely, the annual bonus and equity-based awards.
For 2024, approximately 87% of our Chief Executive Officer’s total target direct compensation (defined as base salary, target annual bonus and annualized long-term incentive award value), and approximately 80% of the direct compensation for our other NEOs was “at risk,” as illustrated below. Long-term incentive compensation includes the annualized value of equity granted in 2024 or prior years over the number of years covered by the grants.
CEO Mix	Other NEOs Mix

The information above does not reflect the compensation of Wayne D. Thorsen, who was hired on December 16, 2024, or Joseph Inzerillo, whose employment was terminated on December 9, 2024.
HOW WE DETERMINE EXECUTIVE COMPENSATION
Processes and Compensation Decisions
Historically, the Compensation Committee reviewed the compensation levels at other companies in evaluating whether our compensation program, both as a whole and with respect to individual compensation elements, was reasonable and within a competitive range in order to attract and retain key executive talent in a highly competitive market.
In making decisions with respect to an NEO’s compensation, the Compensation Committee took a holistic approach and, in addition to the above, considered several factors, including:
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Executive Compensation • Compensation Discussion and Analysis

•
the officer’s financial and operating, level of responsibility, expertise and experience;

•
our recent performance;

•
whether a pay package for a specific named executive officer is aligned internally with the compensation levels of comparable executives within our organization;

•
management development and succession planning activities;

•
the size and mix of each element that forms the total compensation that may be awarded to the officer, including salary, bonus and long-term incentives; and

•
other compensation and benefits, including compensation payable to an officer under the officer’s employment agreement upon a termination of employment.

The Compensation Committee did not consider past wealth accumulation in connection with its compensation decisions. Depending on the performance of our Company and the individual officer’s performance, as well as the various factors discussed above, the total compensation of our NEOs could have been within, below or above the market range for their positions. Each current NEO is employed pursuant to an employment agreement described under “Potential Payments or Benefits Upon Termination or Change in Control-Employment Agreements”.
Do’s and Don’ts of Executive Compensation
What We Do
☑
Grant performance-based restricted stock units to ensure that a large portion of executive pay is tied to corporate performance, including use of a TSR as a performance metric

☑
Maintain a compensation clawback policy and include clawback provisions in our executive employment agreements

☑
Provide reasonable post-employment and change in control protections

☑
Include a “double-trigger” change in control provision in our Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan

☑
Beginning in 2025, require executives to hold designated levels of our common stock

☑
Prohibit short sales, transactions in derivatives and other hedging activities of our common stock by employees

☑
Use an independent compensation consultant to advise the Compensation Committee

What We Don’t Do
☒
Include golden parachute excise tax gross-ups in employment agreements

☒
Reprice underwater stock options without stockholder approval or grant stock options with an exercise price less than the fair market value of our common stock on the grant date

☒
Provide excessive perquisites or tax gross-ups on any perquisites

☒
Offer defined benefit pension plans or supplemental executive retirement plans; instead, we offer a deferred compensation plan as an additional retirement vehicle for executives

☒
Provide special change in control benefits to executives

Role of the Compensation Committee

The Compensation Committee is responsible for developing and maintaining a compensation program for our senior management, including our NEOs, that aligns compensation decisions with our corporate
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Executive Compensation • Compensation Discussion and Analysis

objectives and strategies. The Committee operates pursuant to a written charter, a copy of which is posted to the investor relations section of our corporate website under “Governance—Committee Charters”. The goal of our compensation programs is to provide competitive compensation packages that (1) help ensure we attract and retain the high caliber executives we need to achieve our business strategy and financial goals, (2) motivate our executives to deliver a return to our stockholders over the long-term and (3) compensate our executives in a way that is commensurate with their responsibilities and appropriately encourages and rewards company-based performance. To achieve this, the Compensation Committee designs our compensation packages to reward (1) performance as measured by our operating and financial results, and (2) stock price growth on an absolute and a relative basis. The Compensation Committee seeks to ensure that a large portion of our named executive officers’ compensation is performance-based and/or equity-linked rather than fixed, and awards are balanced between short- and long-term compensation to incentivize our executives to achieve strong operating and financial results, while achieving long-term objectives. The Compensation Committee believes that our ability to attract and retain talented and experienced individuals to think strategically and execute the Company’s business objectives will be essential to our long-term success, particularly in light of the competitive, regulatory and technological environments in which we operate.
Role of Executive Officers in Determining Executive Compensation

In determining 2024 compensation levels, including the size and potential award opportunity of equity-based awards, if any, for each NEO (other than the Chief Executive Officer), the Compensation Committee also consulted with and considered the recommendations and input of Ms. Witz, our Chief Executive Officer. Ms. Witz’s recommendations were based on our Company-wide performance. Ms. Witz did not provide input on her individual compensation levels.
Role of Outside Consultant

During 2024 and until November 2024, the Compensation Committee continued to engage Semler Brossy Consulting Group, LLC (“Semler Brossy”) as its outside, independent compensation consultant to assist with the evaluation of our compensation for senior management. The Compensation Committee considered input from Semler Brossy as one factor in making decisions on compensation matters, along with input it received from management, where appropriate, and its own judgment and experience. The Compensation Committee determined that Semler Brossy was independent (taking into consideration the six factors established by NASDAQ) and evaluated whether any of the work provided by Semler Brossy during 2024 raised any conflict of interest and determined that it did not.
In November 2024, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant. Meridian was retained to advise the Compensation Committee on various matters pertaining to compensation for our executives, senior management and nonemployee directors. The Compensation Committee determined that Meridian was independent (taking into consideration the six factors established by NASDAQ) and evaluated whether any of the work provided by Meridian during 2024 raised any conflict of interest and determined that it did not.
2024 Compensation Elements

Our practices with respect to the key compensation elements (base salary, annual bonus, and long-term incentives), as well as other elements of compensation, are described below, followed by a discussion of any specific factors considered in determining the levels of these compensation elements for our NEOs for 2024.
2024 Base Salaries

Base salaries for the NEOs are determined in accordance with the terms of their respective employment agreements. An executive’s base salary may be increased as part of the Compensation Committee’s annual
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Executive Compensation • Compensation Discussion and Analysis

base-salary review or at other times if the Committee determines an adjustment is warranted for competitive-market and/or performance-recognition purposes.
The base salaries set forth in the employment agreements and any increases over these amounts are determined by the Compensation Committee based on a variety of factors, including:
•
The market for the executive’s services.

•
The nature and responsibility of the executive’s position.

•
The expertise, demonstrated leadership, scope of responsibilities and job performance of the executive.

•
The executive’s total compensation including cash annual bonus and long-term incentives awards.

•
The desire to maintain internal pay equity among our executives with respect to base salaries.

The 2024 annual base salaries of our NEOs are set forth in the table below:
Named Executive Officer	2024 Base Salaries

Jennifer C. Witz	$2,000,000
Thomas D. Barry	$850,000
Scott A. Greenstein	$1,700,000
Wayne D. Thorsen	$1,150,000
Patrick L. Donnelly	$1,025,000
Joseph Inzerillo	$1,300,000
Joseph A. Verbrugge	$1,100,000
In April 2024, we entered into a new employment agreement with Mr. Greenstein that increased Mr. Greenstein’s annual base salary from $1,697,440 to $1,700,000 effective May 25, 2024. In February 2024, Mr. Barry’s annual base salary increased from $800,000 to $850,000. None of the other NEOs’ annual base salaries were increased during 2024.
Mr. Verbrugge’s last day of full-time employment was July 31, 2024. Starting on August 1, 2024 and continuing for the remainder of 2024, Mr. Verbrugge was employed by us on a part-time basis as an advisor to the Chief Executive Officer at a base salary of $660,000.
2024 Annual Bonuses

Individual target annual bonus levels are contained in our NEOs’ employment agreements and are subject to increase by the Compensation Committee. The target annual bonus opportunities for each of our NEOs is shown in the table below (other than for Mr. Donnelly who did not have a specified target annual bonus opportunity in his employment agreement):
Named Executive Officer	2024 Target Annual Bonus (as % of Base Salary)

Jennifer C. Witz	300%
Thomas D. Barry	125%
Scott A. Greenstein	200%
Wayne D. Thorsen	150%
Joseph Inzerillo	150%
Joseph A. Verbrugge	150%
Under our annual bonus plan adopted by the Compensation Committee, in 2024, cash awards are earned from 0 to 120% of target based on three performance metrics that the Compensation Committee concluded, in its business judgment, were important key metrics that were reasonably related to our short-term business objectives: (1) adjusted EBITDA, (2) total revenue, and (3) Sirius XM self-pay
2025 PROXY STATEMENT	43

Executive Compensation • Compensation Discussion and Analysis

subscribers. In awarding bonuses to our NEOs for 2024, the Compensation Committee assessed our financial and operating performance against these key metrics as of December 31, 2024. Below are the performance metrics generally used by the Compensation Committee for determining 2024 bonus awards.
(amounts in millions, except for Sirius XM Self Pay Subscribers)
Performance Metric	Threshold Performance (50% Payout)	Target Performance (100% Payout)	Maximum Performance (120% Payout)	Weighting	2024 Performance	2024 Performance (Weighted)

Adjusted EBITDA(1)	$2,660	$2,760 – 2,780	$2,880	50%	86% of Target	43%
Total Revenue	$8,750	$8,850 – 8,884	$8,984	40%	Below Threshold	0%
Sirius XM Self Pay Subscribers	31,791	32,092 – 32,142	32,242	10%	Below Threshold	0%
Total Weighted Payout						43%

(1)
Adjusted EBITDA is not calculated or presented in accordance with GAAP and is considered a “Non-GAAP” financial measure. Please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial and Operating Metrics—Glossary” section in our annual report for the fiscal year ended December 31, 2024 that accompanies this proxy statement for a discussion of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure.

We did not meet the goals set forth in our bonus plan for 2024. Our performance, after applying the weighting assigned by the Compensation Committee to each metric, resulted in overall funding at 43% of target awards. The Compensation Committee administered the bonus plan for executive officers in 2024 in a manner that was formulaic, while still retaining judgment to determine individual bonus amounts for NEOs based on additional factors it considered in its business judgment. Bonuses for 2024 paid to our NEOs declined materially from annual bonuses paid in prior years, reflecting our company-wide performance.
In early 2025, the Compensation Committee reviewed the results of our performance based on the plan described above. The Compensation Committee determined it was appropriate to award 2024 annual bonuses consistent with the plan results for all NEOs other than Ms. Witz and Messrs. Inzerillo and Verbrugge (and Mr. Thorsen, who did not commence employment with us until December 2024). For Mr. Donnelly, the 43% funding was applied to his 2023 bonus award since he did not have a bonus target specified in his employment agreement.
With respect to Ms. Witz, the Compensation Committee considered the fact that the 2024 annual bonus plan was achieved at less than target level and took into account certain other aspects of the Company’s performance during 2024, and determined it was appropriate to adjust Ms. Witz’s bonus amount to 35% of her target annual bonus, rather than 43%. Although the Compensation Committee recognized that Ms. Witz had made a number of contributions to the Company’s business during 2024, including in connection with the Liberty Media spin-off, and had provided leadership during the year, given our financial and operating performance, the Compensation Committee used its discretion to determine her 2024 bonus.
The Compensation Committee did not consider any individual contributions or strategic accomplishments of Messrs. Barry, Greenstein or Donnelly, whether on a quantitative or qualitative basis, in awarding them a 2024 annual bonus.
Pursuant to the terms of their respective separation agreements, each of Messrs. Inzerillo and Verbrugge received an annual bonus, calculated based on achievement of the bonus metrics described above, along with the Compensation Committee’s assessment of qualitative factors including individual performance, and pro-rated for the number of days of full-time employment of each with the Company during 2024.
Mr. Thorsen commenced employment with the Company on December 16, 2024 and did not receive a 2024 annual bonus, but did receive a $700,000 sign-on bonus as described above.
44	2025 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

Approved 2024 annual bonuses for each NEO are shown below:
Named Executive Officer	2024 Annual Bonus ($)	2024 Annual Bonus (as a percentage of 2024 Target Annual Bonus)

Jennifer C. Witz	$2,100,000	35%
Thomas D. Barry	$456,875	43%
Scott A. Greenstein	$1,462,000	43%
Wayne D. Thorsen	N/A	N/A
Patrick L. Donnelly	$774,000	N/A
Joseph Inzerillo	$600,000	N/A
Joseph A. Verbrugge	$400,000	N/A
Long-Term Equity Incentives

The Compensation Committee determines the level of long-term equity compensation in conjunction with its review and approval of the total compensation to be provided to NEOs and the objectives of our overall executive compensation program. Equity awards are granted under the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”), a plan that was adopted in connection with the spin-off from Liberty Media. Long-term incentive awards represent a significant portion of our NEOs’ total compensation opportunity.
Historically, long-term equity awards have been a mix of (1) stock options, (2) restricted stock units (“RSUs”), (3) performance-based stock units (“PRSUs”) earned for cumulative free cash flow performance and (4) PRSUs earned for relative TSR performance, with the following key features:
2025 PROXY STATEMENT	45

Executive Compensation • Compensation Discussion and Analysis

Award	Key Features
Stock Options
Exercise price equal to the fair market value of our common stock on the date of grant and rewards the executives only if the price of our stock price increases following the date of grant.
Generally vest on an annual basis over three years, subject to continued employment and have a ten-year term.
Vesting subject to the executive’s continued employment, incentivizing executives to remain with the Company and sustain increases in stockholder value over time.

Time-Based RSUs
Value ultimately received by our executive officers as a result of the settlement of the RSUs is directly determined by the closing price of our stock on the trading day prior to the vesting date.
Generally vest on an annual basis over three years, subject to continued employment.
Vesting subject to the executive’s continued employment, incentivizing executives to remain with the Company and sustain increases in stockholder value over time.

Performance-Based RSUs (Free Cash Flow)
At least 80% of the performance target must be achieved, with linear interpolation between 80%-100% achievement
Generally cliff vest at the end of a two- or a three-year performance period based on free cash flow performance.
Vesting may be subject to the executive’s continued employment through a period following the end of the performance period.

Performance-Based RSUs (Relative TSR)
Generally vest based on the percentile rank of our common stock’s TSR when ranked against the TSR of each company in the S&P 500 Index, as measured at the end of a two- or a three-year performance period.
Will only vest if our performance achieves at least the 25th percentile (resulting in 50% of the target PRSUs being earned), with a target payout (i.e., 100% of the target PRSUs) requiring performance at the 50th percentile. If our performance achieves the 75th percentile, then 150% of the target PRSUs will be earned. Payouts will be interpolated between points. If our absolute TSR is negative, then the number of PRSUs earned cannot exceed 100% of the target PRSUs.
Vesting may be subject to the executive officer’s continuous employment through an additional period or, in the case of our other senior management, the date the Compensation Committee certifies the performance result or the final anniversary of the grant date, whichever is later.

In February 2024, prior the closing of the Transactions, Ms. Witz and Mr. Greenstein were granted long-term equity incentives in connection with the renewal of their three-year employment contracts. Their equity awards were intended to cover the equivalent of aggregate annual grant values for the term of the agreements with no additional regular ongoing annual grants. “Front-loading” the annual equity value was viewed by the Compensation Committee as a way of leveraging stock price growth in potential pay delivery and strengthening retention in periods of rapid stockholder value growth.
Mr. Barry was granted an annual long-term equity incentive in February 2024 as part of the annual review of his compensation.
Mr. Donnelly previously received front-loaded equity awards intended to cover a multi-year period including 2024, as further described under “Outstanding Equity Awards at Fiscal Year-End 2024”.
Mr. Thorsen, who joined in December 2024, and Messrs. Inzerillo and Verbrugge did not receive equity awards in 2024.
The aggregate fair market grant date value of long-term equity incentives is determined by the Compensation Committee after taking into account a variety of factors, including those described under the above section titled “Processes and Compensation Decisions”. The fair market grant date value also reflects the fact that, in the case of Ms. Witz and Mr. Greenstein, the long-term equity incentive grants were
46	2025 PROXY STATEMENT

Executive Compensation • Compensation Discussion and Analysis

intended to cover a three-year period (2024-2026) and the Compensation Committee did not intend to make subsequent regular annual grants to such executives.
The aggregate fair market grant date value of long-term equity incentives granted in 2024 to each of Ms. Witz and Messrs. Barry and Greenstein, along with an annualized amount for Ms. Witz and Mr. Greenstein, are set forth below:
Name	Stock Options	RSUs	PRSUs (Free Cash Flow)	PRSUs (Relative TSR)	Total	Annualized

Jennifer C. Witz	$16,500,000	$3,193,148	$6,386,296	$6,647,215	$32,726,659	$10,908,886
Thomas D. Barry	$875,000	$846,666	$846,666	$881,257	$3,449,589	$3,449,589
Scott A. Greenstein	$8,250,000	$1,507,754	$3,015,507	$5,887,943	$18,661,203	$6,220,401
The exercise price of the stock options granted to Ms. Witz and Mr. Barry was $51.40 per share and the exercise price of the stock options granted to Mr. Greenstein was $27.40 per share. With respect to RSUs and PRSUs, the average closing price of the Company’s stock price over the 20 trading days preceding the grant date was used to determine the number of RSUs and PRSUs awarded to Ms. Witz and Messrs. Greenstein and Barry. For Ms. Witz and Mr. Barry, a price of $53.12 per share was used, and for Mr. Greenstein, a price of $29.99 per share was used. For Ms. Witz and Mr. Barry, 50% of their PRSUs are eligible to be earned based on the level of achievement of the cumulative free cash flow target established by our Compensation Committee for the two-year performance period ending December 31, 2025, subject to their continued employment through the applicable vesting dates. For Mr. Greenstein, 50% of his PRSUs are eligible to be earned based on the level of achievement of the cumulative free cash flow target established by our Compensation Committee for the three-year performance period ending December 31, 2026, subject to his continued employment through May 24, 2027. The remaining 50% of the PRSUs for Ms. Witz and Messrs. Barry and Greenstein will be earned, if at all, based on the relative TSR performance of our common stock during the three-year performance period from January 1, 2024 to December 31, 2026, and subject to their continued employment through the applicable vesting dates.
Equity Pay Delivery for 2024 Performance Year
Underwater Stock Options—The closing price of our common stock on the Nasdaq Global Select Market on December 31, 2024 was $22.80. The exercise price of the stock options granted to Ms. Witz and Mr. Barry was $51.40 per share. The exercise price of the stock options granted to Mr. Greenstein was $27.40 per share.
Vesting of PRSUs Whose Performance Period Included the Year Ended December 31, 2024— Certain PRSUs granted by the Compensation Committee are subject to achievement of a cumulative free cash flow target established by the Compensation Committee, measured over a two-year performance period.
In early 2025, the Compensation Committee certified the achievement of the free cash flow performance goal for PRSUs that included the year ended December 31, 2024 as part of the performance period. Free cash flow performance for the period exceeded the performance goal, which resulted in the vesting of the PRSUs at 100%. The settlement of these PRSUs is generally subject to the executive’s continued employment with us for an additional vesting period which varies for each executive. Vesting details can be found in the footnotes of the table titled “Outstanding Equity Awards at Fiscal Year-End 2024”.
Vesting of Relative TSR PRSUs Whose Performance Period Included the Year Ended December 31, 2024—The vesting of certain PRSUs granted by the Compensation Committee is conditioned upon a three-year or two-year total stockholder return of the Company’s common stock relative to the other entities in the S&P 500 Index. In early 2025, the Compensation Committee certified the Company’s percentile rank relative to the other entities in the S&P 500 Index for the three- and the two-year periods ended December 31, 2024.
2025 PROXY STATEMENT	47

Executive Compensation • Say-On-Pay Vote

The percentile rank of the TSR of the Company’s common stock relative to other entities in the S&P 500 Index for the three-year period ended December 31, 2024 was the 5th percentile, and the percentile rank of the TSR of the Company’s common stock relative to other entities in the S&P 500 Index for the two-year period ended December 31, 2024 was the 2nd percentile. The PRSUs with a two-year and three-year performance period ended December 31, 2024 expired unvested as a result of the performance of our common stock relative to the other entities in the S&P 500 Index.
Dividend Equivalent Units

Dividend Equivalent Units (“DEUs”) are granted to each executive if, on any date while RSUs or PRSUs are outstanding, we pay a dividend on our common stock (other than a dividend payable in common stock). The number of RSUs and PRSUs granted to the executive are, as of the record date for such dividend payment, increased by a number of RSUs or PRSUs, as applicable, equal to: (a) the product of (x) the number of RSUs or PRSUs held by the executive as of such record date, multiplied by (y) the per share amount of any cash dividend (or, in the case of any dividend payable, in whole or in part, other than in cash, the per share value of such dividend, as determined in good faith by us), divided by (b) the average closing price of a share of our common stock on NASDAQ on the twenty trading days preceding, but not including, such record date. DEUs are subject to the same vesting and other terms as the related RSUs or PRSUs, as applicable. All DEUs are granted under the terms of the original plan the grant was issued under.
Say-On-Pay Vote
At our annual meeting of stockholders in 2023, we held an advisory “say on pay” vote on the compensation of our named executive officers as required under Section 14A of the Exchange Act. At that meeting, our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 98% of our common stock that voted casting votes in favor of our say-on-pay resolution. The Compensation Committee has historically received strong stockholder support for our overall compensation programs and philosophy and, as a result, the Compensation Committee has not historically made any significant changes to the core elements of our compensation programs as a result of that vote. In addition, during our ordinary course engagements with investors over the past year, we have not received feedback seeking changes to these core elements.
At our 2023 annual stockholders meeting, our stockholders considered an advisory, non-binding proposal on the frequency of holding “say on pay” votes (a “say-on-frequency proposal”). Our stockholders voted to hold an advisory vote on executive compensation every three years. Given the completion of our spin-off from Liberty Media, the Compensation Committee has determined that it was appropriate to give stockholders the opportunity to vote on a say-on-frequency proposal at the 2025 annual stockholders meeting and is recommending that stockholders vote to hold “say-on-pay” votes on an annual basis going forward.
The Compensation Committee believes that holding “say-on-pay” votes on an annual basis will allow stockholders to provide real-time feedback on our executive compensation programs and will allow the Compensation Committee to engage more frequently with stockholders on topics relating to executive compensation.
2025 Compensation Considerations
Following the completion of the spin-off from Liberty Media, the Compensation Committee re-evaluated our compensation philosophy and practices to align our executive compensation programs with those of a broadly held public company.
As part of this review, the Compensation Committee determined that stock options would not be used as an equity award vehicle for grants during 2025. The Compensation Committee re-designed the structure of the performance-based equity awards beginning with grants made in 2025 to provide that the performance
48	2025 PROXY STATEMENT

Executive Compensation • Stock Ownership Requirement

metric will be free cash flow with a relative TSR modifier. The Compensation Committee believes that free cash flow is an important financial performance metric and that our executive officers should continue to be incentivized and rewarded by reference to attainment of free cash flow at specified levels. The Compensation Committee also believes that using relative TSR as performance modifier, rather than a stand-alone performance metric, provides for an appropriate level of stockholder alignment, while not tying an excessive portion of equity award vesting to stock price compared to the market.
In early 2025, based on the recommendations of Meridian, the Compensation Committee also approved a peer group, consisting of 18 companies, for purposes of reviewing individual compensation levels of our NEOs as compared to market, but did not specifically determine compensation levels based on benchmarking, although the Compensation Committee does intend to take benchmarking into account. This peer group consisted of the following companies:
AMC Networks, Inc.	Lionsgate Studios Corp.	Roku, Inc.
EchoStar Corporation	Live Nation Entertainment, Inc.	Spotify Technology S.A.
Electronic Arts, Inc.	Match Group, Inc.	Take-Two Interactive Software, Inc.
Endeavor Group Holdings, Inc.	News Corporation	TEGNA Inc.
Fox Corporation	Nexstar Media Group, Inc.	The Interpublic Group of Companies, Inc.
IAC, Inc.	Omnicom Group Inc.	Warner Music Group Corp.
The Compensation Committee determined this peer group by taking into account the industry, market capitalization and total revenue of each peer company and intends to evaluate the peer group on an annual basis to assess whether the peer group remains appropriate. Meridian has advised the Compensation Committee that our compensation practices for our NEOs would be near the median of this peer group based on both revenue and market capitalization, which the Compensation Committee believes demonstrates that the peer group is an appropriate comparison to use when reviewing our compensation levels.
Stock Ownership Requirement
The Compensation Committee believes that executive officers and directors of the Company should own and hold Sirius XM common stock to further align their interests with the long-term interests of stockholders, mitigate potential compensation-related risk and further promote our commitment to sound corporate governance.
In 2025, the Compensation Committee adopted equity ownership guidelines for our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and all other executive officers (currently the President and Chief Content Officer, and General Counsel) who report to the Chief Executive Officer and are subject to Section 16 of the Exchange Act. The guidelines require our Chief Executive Officer to own shares of our common stock equal to six (6) times his or her annual base salary, our Chief Operating Officer, Chief Financial Officer or any President of the Company to own shares of our common stock equal to three (3) times his or her annual base salary; and other executive officers subject to Section 16 of the Exchange Act who report to the Chief Executive Officer to own shares of our common stock equal to two (2) times his or her annual base salary. These guideline levels for each executive officer are initially calculated using the executive officer’s base salary as of January 1, 2025 or, if the person becomes an executive officer after January 1, 2025, the date the person is first appointed as an executive officer. Each executive officer is expected to satisfy his or her applicable guideline level within five years of becoming an executive officer; provided that each person serving as an executive officer on January 1, 2025 must satisfy his or her applicable guideline level by December 31, 2029. If any executive officer is promoted and becomes subject to a higher guideline multiple as a result of such promotion, then such executive officer will have three years from the date of such promotion to become compliant with such higher guideline multiple.
Clawback/Recoupment
Our board has adopted a “clawback” policy applicable to our executive officers in accordance with NASDAQ listing standards implementing Exchange Act Rule 10D-1. This policy requires us to claw back from
2025 PROXY STATEMENT	49

Executive Compensation • Anti-Hedging and Pledging Policy

current and former executive officers certain incentive compensation received by the executive on or after October 2, 2023, in the event that we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement under federal securities laws if the compensation received by a named executive officer during the three fiscal years preceding the date it is determined that a restatement is required exceeded the amount that would have been received had the compensation been determined based on the restated financial statements. Under the policy, our obligation to claw back such erroneously awarded compensation is mandatory, subject to limited exceptions, and must be applied to each covered executive, regardless of fault or misconduct with respect to the restatement. In addition, our employment agreements with our named executive officers also include provisions permitting us to claw back compensation to the extent it may be required pursuant to any Company policy, law, regulation or stock exchange listing requirement.
In addition, the 2024 Plan provides that all awards (including both time and performance-based awards) will be subject to cancellation or forfeiture, or the forfeiture and repayment to the Company of any gain related to an award, on such terms and conditions as may be determined by the Compensation Committee, which would apply in situations where the participant, during employment, engages in activity detrimental to the Company.
Anti-Hedging and Pledging Policy
Our officers, directors and employees are prohibited from engaging in short sales of our securities and from engaging in transactions in publicly-traded derivative securities, such as options, puts, calls and other derivative securities based on the value of our securities, including any hedging, monetization or similar transactions designed to decrease the risks associated with holding our securities, such as zero-cost collars and forward sales contracts. As a result, our officers, directors and employees cannot insulate themselves from the effects of poor stock price performance. In addition, our officers, directors and employees are prohibited from pledging our securities as collateral for any loan or holding our securities in a margin account.
Policies and Procedures Relating to Equity Grant Practices
Our Compensation Committee has adopted policies and procedures for the granting of equity awards. Pursuant to these policies and procedures, the Compensation Committee approves all equity awards, subject to any delegation of authority that is permitted by applicable law. Equity awards, including stock options, are not granted in anticipation of the release of material non-public information, and the release of material non-public information is not timed on the basis of option or other equity grant dates. Equity awards are made outside of any “blackout” periods and are made at least one business day following the end of any blackout period. All options have an exercise price equal to the closing price of the company’s shares on the NASDAQ on the date of grant.
We do not grant stock options (i) during trading blackout periods, or (ii) at any time during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. During fiscal year 2024, (i) none of our NEOs were awarded stock options with an effective grant date during any period beginning four business days before the filing or furnishing of a Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information and ending one business day after the filing or furnishing of such reports, and (ii) we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
50	2025 PROXY STATEMENT

Executive Compensation • Other Benefits Provided to NEOs

Other Benefits Provided to NEOs
Retirement and Other Employee Benefits

We maintain broad-based benefits for all employees, including health and dental insurance, life and disability insurance and a 401(k) savings plan, including a matching component for that plan. Our current NEOs are eligible to participate in all of our employee benefit plans on the same basis as other employees. Our 401(k) savings plan allows eligible employees to voluntarily contribute from 1% to 50% of their pre-tax eligible earnings, subject to certain statutorily defined limits. We match 50% of an employee’s voluntary contributions per pay period on the first 6% of an employee’s pre-tax salary up to a maximum of 3% of eligible compensation. Employer matching contributions under the plan vest at a rate of 33.33% for each year of employment and are fully vested after three years of employment for all current and future contributions.
Deferred Compensation Plan

We also maintain the Sirius XM Holdings Inc. Deferred Compensation Plan for employees at the level of vice president and above, which provides a tax-efficient method for participants to defer certain portions of their compensation. The Deferred Compensation Plan is unsecured, and participation is voluntary. We do not provide any matching contributions to the Deferred Compensation Plan and do not guarantee above-market returns. The appreciation, if any, in the account balances of plan participants is due solely to contributions by participants and the underlying performance of the investment funds selected by the participants. A description of the Deferred Compensation Plan is included under “Non-Qualified Deferred Compensation.” The contributions, earnings and account balances for the NEOs in the Deferred Compensation Plan are described in the “Non-Qualified Deferred Compensation” table.
Perquisites and Other Benefits for NEOs

The Compensation Committee supports providing other benefits to NEOs that are almost identical to those offered to our other full-time employees and are provided to similarly situated executives at companies with which we compete for executive talent.
In connection with the employment agreement we entered into with Ms. Witz in 2023, we executed a new Use of Private Aircraft Agreement with Ms. Witz that became effective on January 1, 2024. The new aircraft agreement entitles her to personal use of a private aircraft arranged by us for up to 30 hours of flight time per year through the earlier of (i) December 31, 2026 or (ii) the termination of her employment. In the event Ms. Witz does not use 30 hours of flight time in a particular year, she may carry over the unused flight time to a subsequent year, provided that she may not use more than 90 hours of flight time during the term of the agreement. Ms. Witz incurs taxable income, calculated in accordance with the Standard Industry Fare Level formula or a comparable successor provision, for any personal use of such private aircraft in accordance with this policy. We have no obligation to provide Ms. Witz with any “gross up” in respect of any taxes related to this benefit. Pursuant to her employment agreement, we also provide Ms. Witz with a car allowance up to $2,000 per month for commuting to and from her home to the Company’s offices or will provide Ms. Witz with a personal driver for purposes of commuting.
Payments to NEOs Upon Termination or Change in Control

The employment agreements with our NEOs provide for severance payments upon an involuntary termination of employment without “cause” or a termination of employment for “good reason” (as each term is defined in their employment agreements). While these arrangements vary among executives due to individual negotiations, none of our employment agreements with our NEOs include any golden parachute excise tax gross-ups. The material terms of these agreements are described under “Potential Payments or Benefits Upon Termination or Change in Control—Employment Agreements.”
2025 PROXY STATEMENT	51

Executive Compensation • Compensation Risk Assessment

None of the employment agreements for our NEOs provide for any payments solely due to a change in control. Under the terms of the 2024 Plan, if the employment of any of our NEOs is terminated by us without cause, or by the executive for good reason, within two years following a change in control, then in accordance with the 2024 Plan, their equity awards are subject to accelerated vesting.
These arrangements are intended to retain highly qualified executives who could have other job alternatives that may appear to them, in the absence of these arrangements, to be less risky, and such arrangements are designed to allow the executives to focus exclusively on our interests.
Other Considerations in Determining Executive Compensation

The Compensation Committee believes that it should retain discretion to adjust the compensation of a named executive officer from time to time to reward performance, to reflect the assumption of additional responsibilities, the occurrence of unanticipated circumstances, and in connection with the negotiation of new employment agreements or the renewal of employment agreements.
The Compensation Committee discusses and evaluates our compensation program regularly, particularly the equity-based components of our compensation program, and periodically receives information regarding our compensation program’s design, bonus targets and equity grant guidelines. The Compensation Committee may modify its practices, including with respect to the mix of equity-based components that are included in our compensation program, to respond to evolving compensation trends and other events in order to further strengthen the link between executive and stockholder interests, and to further support our business goals and strategies.
Compensation Risk Assessment
The Compensation Committee reviews the risk-reward balance of our compensation programs and does not believe that any risks that may arise from our compensation policies and practices are reasonably likely to have a material adverse effect on us.
The Compensation Committee considered various factors that have the effect of mitigating compensation-related risks and have reviewed our compensation policies and practices for our employees, including the elements of our executive compensation programs, to determine whether any portion of such compensation encourages excessive risk taking. The Compensation Committee understands that the material risks relating to our compensation program relate to its potential failure to deliver compensation that is competitive with the companies we compete with for senior management talent, whether as a result of our failure to achieve the financial and operating goals contained in our annual bonus plan or the poor performance of the price of our common stock, and the resulting failure of us to attract and retain talented senior management.
As part of its role in assessing risk(s) related to compensation, the Compensation Committee conducts a risk review on an annual basis, which includes a review of any potential existing risks and any potential emerging risks relating to compensation and human capital management more generally. The Company’s Chief People + Culture Officer provides reports to the Compensation Committee on topics such as the retention of key employees and education, training initiatives and related matters. The Company’s Chief Executive Officer and Chief People + Culture Officer may also communicate with the Chair of the Compensation Committee to discuss these matters and provide updates on topics relating to our workforce.
52	2025 PROXY STATEMENT

Executive Compensation • Policy with Respect to Section 162(m) of the Internal Revenue Code

Policy with Respect to Section 162(m) of the Internal Revenue Code
The Compensation Committee considers the deductibility of compensation as one factor in determining the structure of compensation awards. The Compensation Committee also looks at other factors in making its decisions and believes that it is important to retain flexibility in designing compensation programs that are in the best interests of the Company and its stockholders, even if such compensation is not deductible for tax purposes. This flexibility may include amending or modifying certain elements of our compensation programs that the Compensation Committee determines to be consistent with our business needs, even if such compensation is not tax deductible. The Compensation Committee does not believe that the lost deduction on compensation payable in excess of $1 million for the named executive officers is material relative to the benefit of being able to attract and retain talented management; however, the Compensation Committee intends to continue its pay-for-performance philosophy and continue incorporating performance-based elements into our executive compensation programs.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Compensation Committee
EDDY W. HARTENSTEIN, Chairman
GREGORY B. MAFFEI
MICHAEL RAPINO
2025 PROXY STATEMENT	53

Executive Compensation • Summary Compensation Table

Summary Compensation Table
The following table provides information concerning total compensation earned or paid to our Chief Executive Officer, our current Chief Financial Officer, our three other most highly compensated executive officers as of December 31, 2024, and two former executives who served in such capacities for services rendered to us during each of the past three fiscal years. Our former Chief Product and Technology Officer left our company on December 9, 2024, and our former Chief Commercial Officer left our company on December 31, 2024.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation(3) ($)	Nonqualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)

Jennifer C. Witz Chief Executive Officer	2024	2,000,000	—	16,226,658	16,500,000	2,100,000	—	257,660	37,084,318
	2023	1,750,001	5,250,000	—	—	—	—	164,546	7,164,547
	2022	1,750,000	4,062,600	—	—	—	—	200,900	6,013,500
Thomas D. Barry Executive Vice President and Chief Financial Officer	2024	845,765	—	2,574,589	875,000	456,875	—	10,350	4,762,579
	2023	688,751	900,000	2,041,986	750,001	—	—	9,900	4,390,637
Scott A. Greenstein President and Chief Content Officer	2024	1,698,986	—	10,411,204	8,250,000	1,462,000	—	10,350	21,832,540
	2023	1,697,440	2,500,000	—	—	—	—	9,900	4,207,340
	2022	1,677,284	2,250,000	—	—	—	—	9,150	3,936,434
Patrick L. Donnelly Executive Vice President, General Counsel and Secretary	2024	1,025,000	—	—	—	774,000	—	10,350	1,809,350
	2023	1,025,000	1,800,000	—	—	—	—	9,900	2,834,900
	2022	1,025,000	1,550,000	3,836,703	2,340,001	—	—	9,150	8,760,853
Wayne D. Thorsen Executive Vice President and Chief Operating Officer	2024	50,273	700,000	—	—	—	—	—	750,273
Joseph Inzerillo Former Chief Product and Technology Officer	2024	1,217,623	—	—	—	600,000	—	3,247,412	5,065,035
	2023	1,250,001	1,800,000	—	—	—	—	9,900	3,059,901
	2022	1,201,924	1,625,000	9,805,173	2,250,000	—	—	9,150	14,891,246
Joseph A. Verbrugge Former Chief Commercial Officer	2024	916,066	—	—	—	400,000	—	11,834	1,327,900
	2023	1,100,001	1,400,000	—	—	—	—	9,900	2,509,901
	2022	911,058	1,200,000	7,247,636	2,125,000	—	—	9,150	11,492,844

(1)
For 2022 and 2023, the amounts reflected in this column are the gross amount of each named executive officer’s discretionary annual bonus award payable in respect of the fiscal year to which such amount relates. For 2024, the amount reflected in this column for Mr. Thorsen reflects a $700,000 cash sign on bonus that was paid during 2024 in connection with his entry into an employment agreement and commencing employment with us.

(2)
The aggregate grant date fair value of stock option, RSU and PRSU awards were computed in accordance with FASB ASC 718, Compensation—Stock Compensation. The assumptions used in the valuation of the stock options are discussed in Note 15 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

In the case of Ms. Witz, the reported amount includes PRSUs with a grant date fair value of $13,033,510. The target award value for the PRSUs granted to Ms. Witz in 2024 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be $16,357,118.
In the case of Mr. Greenstein, the reported amount includes PRSUs with a grant date fair value of $8,903,450. The target award value for the PRSUs granted to Mr. Greenstein in 2024 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be $11,847,421.
In the case of Mr. Barry, the reported amount includes PRSUs with a grant date fair value of $1,727,923. The target award value for the PRSUs granted to Mr. Barry in 2024 was based on the probable outcome of the performance conditions applicable to such PRSUs as of the date of the grant, which was equal to the target level. If the highest level of performance is achieved for all performance metrics, the grant date fair value of such PRSUs would be $2,168,552.
The previously reported grant date fair values for the 2022 stock awards for Mr. Verbrugge were inadvertently understated by $872,642.
54	2025 PROXY STATEMENT

Executive Compensation • Summary Compensation Table

(3)
Amounts shown in this column reflect the gross amount of each named executive officer’s 2024 annual bonus earned pursuant to the 2024 performance-based annual bonus plan. As described in more detail in the section entitled “2024 Annual Bonuses” in the Compensation, Discussion & Analysis, for 2024 the annual bonus plan was implemented as a performance-based bonus program subject to attainment of specified financial performance metrics and targets, and the amount of each named executive officer’s annual bonus for this year was tied to the results of these performance metrics and targets. As such, annual bonuses for 2024 are being reported in the “Non-Equity Incentive Plan” column rather than the “Bonus” column.

(4)
We do not provide above-market or preferential earnings on deferred compensation.

(5)
For each named executive officer (other than Mr. Thorsen), the amount in the “All Other Compensation” column for 2024 includes matching contributions by us under our 401(k) savings plan. For Mr. Verbrugge, the amounts included in “All Other Compensation” for 2022 was inadvertently overstated as a result of including the values of dividends paid on stock awards when those amounts were previously factored into the grant date fair value of the award in the year of grant. The revised amounts for 2022 are reflected in the “All Other Compensation” column above. For Ms. Witz, the amount in the “All Other Compensation” column for 2024 also includes $204,884, which represents the aggregate incremental cost to us in 2024 associated with her personal use of a private aircraft arranged by us. In 2024, we did not pay Ms. Witz any amount for costs of a car and driver or other travel related expenses associated with travel to and from her home to our offices in New York. The amount for Mr. Verbrugge includes a Health Savings Account contribution of $1,000 and an amount of $484 associated with COBRA benefits provided to him during his part-time employment period in 2024. For Mr. Inzerillo, the amount in the “All Other Compensation” column for 2024 also reflects a lump sum severance payment of $3,100,000, representing the sum of (i) his annualized base salary of $1,300,000 and (ii) $1,800,000, the annual bonus last paid to him. The amount for Mr. Inzerillo also includes $137,062 for accrued benefits and earned but unpaid personal time payout.

2025 PROXY STATEMENT	55

Executive Compensation • Grants of Plan-Based Awards in 2024

Grants of Plan-Based Awards in 2024
The following table provides information with respect to plan-based equity and non-equity awards made during fiscal year 2024 to the named executive officers.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Jennifer C. Witz	N/A	3,000,000	6,000,000	7,200,000	—	—	—	—	—	—	—
	2/5/2024	—	—	—	—	—	—	—	1,070,325	51.40	16,500,000
	2/5/2024	—	—	—	—	—	—	62,123	—	—	3,193,148
	2/5/2024	—	—	—	161,521	248,494	310,618	—	—	—	13,033,510
Thomas D. Barry	N/A	531,250	1,062,500	1,275,000	—	—	—	—	—	—	—
	2/5/2024	—	—	—	—	—	—	—	56,759	51.40	875,000
	2/5/2024	—	—	—	—	—	—	16,472	—	—	846,666
	2/5/2024	—	—	—	21,414	32,944	41,180	—	—	—	1,727,923
Scott A. Greenstein	N/A	1,700,000	3,400,000	4,080,000	—	—	—	—	—	—	—
	5/29/2024	—	—	—	—	—	—	—	1,098,276	27.40	8,250,000
	5/29/2024	—	—	—	—	—		55,027	—	—	1,507,754
	5/29/2024				143,072	220,110	275,138	—	—	—	8,903,450
Patrick L. Donnelly	N/A	N/A	N/A	N/A	—	—	—	—	—	—	—
Wayne D. Thorsen	N/A	N/A	N/A	N/A	—	—	—	—	—	—	—
Joseph Inzerillo	N/A	975,000	1,950,000	2,340,000	—	—	—	—	—	—	—
Joseph A. Verbrugge	N/A	825,000	1,650,000	1,980,000	—	—	—	—	—	—	—

(1)
Amounts shown in this column reflect the threshold, target and maximum 2024 annual bonus opportunities for each of the applicable named executive officers under the 2024 annual bonus program. For Messrs. Inzerillo and Verbrugge, the amount of their 2024 annual bonuses was pro-rated for the number of days of full-time employment of each with the Company during 2024. For Mr. Donnelly, the 43% funding was applied to his 2023 bonus award since he did not have a bonus target specified in his employment agreement. For amounts actually earned for each of the named executive officers under the 2024 annual bonus program, see the section entitled “2024 Annual Bonuses” in the Compensation, Discussion & Analysis.

(2)
The PRSUs granted to Ms. Witz on February 5, 2024 were in connection with her employment agreement dated December 14, 2023. The PRSUs granted to Mr. Barry on February 5, 2024 were part of the Compensation’s Committee’s annual review of his compensation. The PRSUs granted to Mr. Greenstein on May 29, 2024 were in connection with his employment agreement dated May 25, 2024.

For Ms. Witz, 50% of her PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a two-year performance period; and 50% of her PRSUs are subject to the achievement of a three-year TSR relative to the other companies in the S&P 500 Index as in effect on the first day of the performance period.
For Mr. Barry, 50% of his PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a two-year performance period; and 50% of his PRSUs are subject to the achievement of a three-year TSR relative to the other companies in the S&P 500 Index as in effect on the first day of the performance period.
For Mr. Greenstein, 50% of his PRSUs are subject to the achievement of a cumulative free cash flow target, established by the Compensation Committee, measured over a three-year performance period; and 50% of his PRSUs are subject to the achievement of a three-year TSR relative to the other companies in the S&P 500 Index as in effect on the first day of the performance period.
The PRSUs whose achievement is based on free cash flow will vest at target upon achievement of 100% or more of the free cash flow target. If the level of free cash flow falls between 80% and 100% of the free cash flow target, then the number of PRSUs that will vest will be determined by straight line interpolation between those percentages. If the level of free cash flow is below the 80% of the target, then none of the PRSUs will vest. The PRSUs whose achievement is based on TSR will vest at target if the TSR percentile of the common stock of the Company equals 50% relative to its ranking
56	2025 PROXY STATEMENT

Executive Compensation • Grants of Plan-Based Awards in 2024

within the S&P 500 Index. If the TSR percentile of the common stock of the Company equals or exceeds 75% relative to its ranking within the S&P 500 Index, the payout percentage will be 150% of the target PRSUs. If the percentile falls between 25% and 75%, then the number of PRSUs that will vest will be determined by straight line interpolation between those percentages. If the percentile rank is less than 25%, the payout percentage will equal zero. However, if our absolute TSR is negative, then the number of PRSUs earned cannot exceed 100% of the target PRSUs. In each case the vesting of the PRSUs is also subject to the named executive officer’s continued employment on the applicable vesting date.
(3)
Reflects the number of PRSUs, RSUs and stock options granted under the 2015 Long Term Stock Incentive Plan during 2024.

(4)
The exercise prices of the options granted to Ms. Witz, Mr. Barry, and Mr. Greenstein are equal to the closing price of our common stock reported on NASDAQ on the dates of grant.

(5)
The aggregate grant date fair value of stock option, RSU and PRSU awards were computed in accordance with FASB ASC 718, Compensation—Stock Compensation, including, in the case of the PRSUs, the probable outcome of the performance conditions. The assumptions used in the valuation of the stock options are discussed in Note 15 to our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

2025 PROXY STATEMENT	57

Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2024

Outstanding Equity Awards at Fiscal Year-End 2024
The following table provides information with respect to the status at December 31, 2024 of all unvested RSUs and PRSUs and exercisable and unexercisable stock options awarded to each of the named executive officers:
	Option Awards(1)(2)				Stock Awards(1)(3)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Jennifer C. Witz(4)	56,387	—	52.70	8/21/2027	—	—	—	—
	56,609	—	58.60	2/1/2028	—	—	—	—
	227,788	—	57.80	3/5/2029	—	—	—	—
	650,053	—	59.30	2/3/2031	—	—	—	—
	356,775	713,550	51.40	2/5/2034	—	—	—	—
	—	—	—	—	42,733	974,312	—	—
	—	—	—	—	—	—	192,297	4,384,372
Thomas D. Barry(5)	30,954	—	69.50	2/10/2030	—	—	—	—
	21,753	—	57.40	2/16/2031	—	—	—	—
	19,538	9,771	64.30	2/2/2032	—	—	—	—
	10,000	20,001	49.90	2/6/2033	—	—	—	—
	13,922	27,846	36.80	5/2/2033	—	—	—	—
	—	56,759	51.40	2/5/2034	—	—	—	—
	—	—	—	—	39,313	896,336	—	—
	—	—	—	—	—	—	50,844	1,159,243
Scott A. Greenstein(6)	268,379	—	63.60	12/8/2030	—	—	—	—
	—	1,098,276	27.40	5/29/2034	—	—	—	—
	—	—	—	—	56,010	1,277,028	—	—
	—	—	—	—	—	—	168,033	3,831,152
Patrick L. Donnelly(7)	146,313	—	65.55	11/22/2029	—	—	—	—
	84,875	84,876	64.30	11/21/2032	—	—	—	—
	—	—	—	—	30,759	701,305	—	—
Joseph Inzerillo(8)	142,586	—	64.30	11/9/2025	—	—	—	—
Joseph A. Verbrugge(9)	45,287	—	58.60	2/1/2028	—	—	—	—
	170,841	—	57.80	3/5/2029	—	—	—	—
	101,325	—	66.10	2/9/2032	—	—	—	—
	82,721	—	66.80	7/29/2032	—	—	—	—

(1)
On September 9, 2024, Liberty Media completed a split-off of New Sirius, pursuant to which New Sirius merged with Old Sirius, making Old Sirius a wholly owned subsidiary of New Sirius. As part of the merger, each Old Sirius share was

58	2025 PROXY STATEMENT

Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2024

converted into one-tenth (0.1) of a New Sirius share, with cash paid for fractional shares. All share amounts displayed reflect this conversion, rounded down to the nearest whole share.
(2)
On February 25, 2022, we paid a special dividend which resulted in a $2.50 reduction to the exercise price of all options outstanding as of February 11, 2022. The table reflects this reduction in exercise price.

(3)
Amounts also include DEUs granted to the executive pursuant to the terms of the award agreements governing each RSU or PRSU, as applicable, to reflect the payment of dividends on our common stock. DEUs vest on the same terms as the related RSUs or PRSUs, as applicable. All DEUs are granted pursuant to the terms of the 2024 Plan. Our practice with respect to crediting DEUs is described in more detail on page 48.

Amounts under “Market Value of Shares or Units of Stock That Have Not Vested” and “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested” were calculated based on the closing price on NASDAQ of our common stock on December 31, 2024, of $22.80. The RSUs and PRSUs are valued at (a) the closing price of the stock at December 31, 2024, multiplied by (b) the number of awards that have not vested. In the table above, the number and market value of the 2023 and 2024 PRSUs based on TSR reflect threshold performance achievement for Ms. Witz, Mr. Barry and Mr. Greenstein. The number and market value of the 2023 and 2024 PRSUs based on free cash flow reflect target performance achievement for Ms. Witz, Mr. Barry and Mr. Greenstein. The number and market value of both PRSUs components granted in 2022 for Mr. Barry and Mr. Donnelly reflect actual performance achievement. The performance period for the PRSUs whose achievement was based on TSR granted to Ms. Witz in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement was based on free cash flow granted to Ms. Witz in 2024 was the period beginning January 1, 2024 and ending on December 31, 2025. The performance period for the PRSUs whose achievement was based on TSR granted to Mr. Barry in 2022 was the period beginning January 1, 2022 and ending on December 31, 2024. The performance period for the PRSUs whose achievement was based on free cash flow granted to Mr. Barry in 2022 was the period beginning January 1, 2022 and ending on December 31, 2023. The performance period for the PRSUs whose achievement was based on TSR granted to Mr. Barry in 2023 was the period beginning January 1, 2023 and ending on December 31, 2025. The performance period for the PRSUs whose achievement was based on free cash flow granted to Mr. Barry in 2023 was the period beginning January 1, 2023 and ending on December 31, 2024. The performance period for the PRSUs whose achievement was based on TSR granted to Mr. Barry in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement was based on free cash flow granted to Mr. Barry in 2024 was the period beginning January 1, 2024 and ending on December 31, 2025. The performance period for the PRSUs whose achievement is based on TSR granted to Mr. Greenstein in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement is based on free cash flow granted to Mr. Greenstein in 2024 was the period beginning January 1, 2024 and ending on December 31, 2026. The performance period for the PRSUs whose achievement is based on TSR granted to Mr. Donnelly in 2022 was the period beginning January 1, 2023 and ended on December 31, 2024. The performance period for the PRSUs whose achievement is based on free cash flow granted to Mr. Donnelly in 2022 was the period beginning January 1, 2023 and ending on December 31, 2024. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.
(4)
Outstanding equity awards for Ms. Witz vest as follows: the 56,387 options granted on August 21, 2017 at an exercise price of $52.70 vested as follows: 18,795 options vested on August 21, 2018, 18,795 options vested on August 21, 2019, and 18,797 options vested on August 21, 2020; the 56,609 options granted on February 1, 2018 at an exercise price of $58.60 vested as follows: 18,869 options vested on February 1, 2019, 18,869 options vested on February 3, 2020, and 18,871 options vested on February 1, 2021; the 227,788 options granted on March 5, 2019 at an exercise price of $57.80 vested as follows: 75,929 options vested on March 5, 2020, 75,929 options vested on March 5, 2021, and 75,930 options vested on March 7, 2022; the 650,053 options granted on February 3, 2021 at an exercise price of $59.30 vested as follows: 216,684 options vested on December 31, 2021, 216,684 options vested on December 31, 2022, and 216,685 options vested on December 31, 2023; the 1,070,325 options granted on February 5, 2024 at an exercise price of $51.40 vest as follows: 356,775 options vested on December 31, 2024, 356,775 options will vest on December 31, 2025, and 356,775 options will vest on December 31, 2026 . The outstanding RSUs granted to Ms. Witz vest as follows: 21,366 RSUs vest on December 31, 2025 and 21,367 RSUs vest on December 31, 2026. The 128,198 PRSUs whose achievement was based on a free cash flow performance metric granted to Ms. Witz on February 5, 2024, subject to the satisfaction of the appliable performance metric and her continued employment, will vest on December 31, 2026. The 128,198 PRSUs whose achievement was based on a TSR performance metric granted to Ms. Witz on February 5, 2024, subject to the satisfaction of the applicable performance metric and her continued employment, will vest on January 18, 2027.

(5)
Outstanding equity awards for Mr. Barry vest as follows: the 30,954 options granted at an exercise price of $69.50 vested in three equal annual installments of 10,318 from date of grant on February 10, 2020; the 32,629 options granted on February 16, 2021 at an exercise price of $57.40 vests as follows: 10,876 options vested February 16, 2022, 10,876 options vested on February 16, 2023, and 10,877 options vested on February 16, 2024; the 29,309 options granted on February 2, 2022 at an exercise price of $64.30 vests as follows: 9,769 options vested February 2, 2023, 9,769 options vested

2025 PROXY STATEMENT	59

Executive Compensation • Outstanding Equity Awards at Fiscal Year-End 2024

February 2, 2024, and 9,771 options will vest February 2, 2025; the 30,001 options granted on February 6, 2023 at an exercise price of $49.90 vests as follows: 10,000 options vested on February 6, 2024, 10,000 options will vest on February 6, 2025, and 10,001 options will vest on February 6, 2026; the 41,768 options granted on May 2, 2023 at an exercise price of $36.80 vests as follows: 13,922 options vested on May 2, 2024, 13,922 options will vest on May 2, 2025, and 13,924 options will vest on April 28, 2026; the 56,759 options granted on February 5, 2024 at an exercise price of $51.40 vests as follows: 18,919 options will vest on February 5, 2025, 18,919 options will vest on February 5, 2026, and 18,921 options will vest on February 5, 2027. The outstanding RSUs granted to Mr. Barry vest as follows: 2,763 RSUs will vest on February 2, 2025, 5,665 RSUs will vest on February 5, 2025, 2,259 RSUs will vest on February 6, 2025, 3,375 RSUs will vest on May 2, 2025, 5,666 RSUs will vest on February 5, 2026, 2,258 RSUs will vest on February 6, 2026, 3,374 RSUs will vest on April 28, 2026, and 5,665 RSUs will vest on February 5, 2027. The 8,288 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 2, 2022 was fully achieved and will vest on February 2, 2025. The 8,288 PRSUs whose achievement is based on TSR granted to Mr. Barry on February 2, 2022 did not satisfy the applicable performance metric at the completion of the performance period on December 31, 2024. As the applicable performance metric was not satisfied, no shares vested on February 2, 2025. The 6,776 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 6, 2023 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on February 6, 2026. The 6,776 PRSUs whose achievement is based on TSR granted to Mr. Barry on February 6, 2023 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on February 6, 2026. The 10,124 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on May 2, 2023 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on April 28, 2026. The 10,124 PRSUs whose achievement is based on TSR granted to Mr. Barry on May 2, 2023 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on April 28, 2026. The 16,996 PRSUs whose achievement is based on free cash flow granted to Mr. Barry on February 5, 2024 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on February 5, 2027. The 16,996 PRSUs whose achievement is based on TSR granted to Mr. Barry on February 5, 2024 will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on February 5, 2027. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.
(6)
Outstanding equity awards for Mr. Greenstein vest as follows: the 268,379 options granted on December 8, 2020 at an exercise price of $63.60 vest as follows:134,189 vested on May 24, 2023 and 134,190 vested on May 24, 2024; the 1,098,276 options with an exercise price of $27.40 will vest in three equal annual installments from date of grant on May 29, 2024. The outstanding RSUs granted to Mr. Greenstein vest as follows: 18,670 RSUs vest on May 26, 2025, and 18,670 RSUs vest on May 25, 2026, 18,670 RSUs vest on May 24, 2027. The 112,022 PRSUs whose achievement is based on free cash flow granted to Mr. Greenstein on May 29, 2024, will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on May 24, 2027. The 112,022 PRSUs whose achievement is based on TSR granted to Mr. Greenstein on May 29, 2024, will vest, subject to the satisfaction of the applicable performance metric and his continued employment, on May 24, 2027. The actual number of shares, with respect to the PRSUs, will be distributed upon the satisfaction of the applicable performance metrics through the performance period and the employee’s continued employment.

(7)
Outstanding equity awards for Mr. Donnelly vested as follows: the 146,313 options with an exercise price of $65.55 vested in three equal installments from the date of grant on November 22, 2019; the 169,751 options granted to Mr. Donnelly on November 21, 2022, at an exercise price of $64.30 vested as follows: 84,875 options vested on November 21, 2023 and 84,876 options will vest on January 2, 2025. The 10,085 RSUs granted to Mr. Donnelly will vest on January 2, 2025. The 20,674 PRSUs whose achievement was based on free cash flow granted to Mr. Donnelly on November 21, 2022 will vest on January 2, 2025. The 20,674 PRSUs whose achievement is based on TSR granted to Mr. Donnelly on November 21, 2022 did not satisfy the applicable performance metric at the completion of the performance period on December 31, 2024. As the applicable performance metric was not satisfied, no shares vested on February 2, 2025.

(8)
The 142,586 options granted to Mr. Inzerillo at an exercise price of $64.30 vested as follows: 47,528 options vested on February 2, 2023, 47,528 options vested on February 2, 2024, and 47,530 options vested on December 17, 2024 in connection with his termination. Additionally vesting was accelerated for PRSUs and RSUs in connection with his termination. Mr. Inzerillo did not hold any unvested PRSUs or RSUs as of December 31, 2024.

(9)
The 45,287 options granted to Mr. Verbrugge on February 1, 2018 at an exercise price of $58.60 vested as follows: 15,096 options vested on February 1, 2019, 15,095 options vested on February 3, 2020 and 15,096 options vested on February 1, 2021. The 170,841 options with an exercise price of $57.80 vested in three equal annual installments from date of grant on March 5, 2019. The 101,325 options with an exercise price of $66.10 granted on February 9, 2022 vested on February 9, 2023. The 82,721 options granted to Mr. Verbrugge on July 29, 2022 at an exercise price of $66.80 vested as follows: 41,360 options vested on July 29, 2023 and 41,361 options vested on June 27, 2024.

All equity awards vest subject to the named executive officer’s continued employment though the applicable vesting date and are subject to earlier vesting upon certain qualifying terminations of employment. See “Potential Payments or Benefits Upon Termination or Change in Control.”
60	2025 PROXY STATEMENT

Executive Compensation • Option Exercises and Stock Vested in 2024

Option Exercises and Stock Vested in 2024
The following table provides information with respect to option exercises and RSUs that vested during 2024:
	Option Awards		Stock Awards
Name	Number of Shares Exercised (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Jennifer C. Witz	—	—	21,366	487,145
Thomas D. Barry	—	—	19,085	877,510
Scott A. Greenstein	—	—	81,552	2,242,611
Patrick L. Donnelly	—	—	—	—
Wayne D. Thorsen	—	—	—	—
Joseph Inzerillo(2)	—	—	130,633	3,640,715
Joseph A. Verbrugge	—	—	44,863	1,224,760

(1)
Value realized on vesting is the amount equal to (a) the closing price on NASDAQ on the day of vesting multiplied by (b) the number of shares vesting.

(2)
The amount includes RSUs held by Mr. Inzerillo which vested on December 17, 2024 as a result of his termination by the company. These RSUs were issued on February 7, 2025 in accordance with the terms of the applicable equity award agreements.

Non-Qualified Deferred Compensation
The following table provides information with respect to Sirius XM Holdings Inc. Deferred Compensation Plan, a nonqualified deferred compensation plan, for 2024:
Name	Executive Contributions(1) ($)	Employer Contributions ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(3) ($)

Jennifer C. Witz	—	—	1,053,789	1,378,174	12,244,980
Thomas D. Barry	175,837	—	287,579	42,065	2,804,328
Scott A. Greenstein	—	—	—	—	—
Patrick L. Donnelly	—	—	821,163	—	5,671,667
Wayne D. Thorsen	—	—	—	—	—
Joseph Inzerillo	—	—	—	—	—
Joseph A. Verbrugge	763,693	—	1,149,580	173,542	11,650,400

(1)
The amounts include certain base salary amounts that are listed in the “Salary” column of the Summary Compensation Table equal to $84,462 for Mr. Barry and $463,693 for Mr. Verbrugge. They also include cash bonus amounts that are listed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table. This includes amounts earned during fiscal 2025 but credited to such executive officers’ deferred compensation accounts after the end of fiscal 2024. For Mr. Barry, the amount includes $91,375 of his 2024 annual bonus, and for Mr. Verbrugge, the amount includes $300,000 of his 2024 annual bonus.

(2)
Amounts in this column are not reported as compensation for fiscal year 2024 in the Summary Compensation Table since they do not reflect above-market or preferential earnings. Deferrals may be allocated among investment options that are similar to the investment options available under the Sirius XM 401(k) Savings Plan. Of the available investment options, the one-year rate of return during 2024 ranged from 1.24% to 29.76%.

(3)
Year-end balances in this column include the deferral amount from the executive’s 2024 bonus paid in 2025. Of the aggregate balances, the following amounts have been included in the Summary Compensation Table in prior years: Ms. Witz, $11,793,800; Mr. Barry, $566,626; Mr. Donnelly, $4,553,750; and Mr. Verbrugge, $1,236,300.

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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

The Deferred Compensation Plan provides a tax-efficient method for participants to defer certain portions of their compensation. Participation in the Deferred Compensation Plan is available to certain of our officers, including our named executive officers, and members of our board of directors.
Our named executive officers are eligible to participate on the same terms as other eligible employees. Although the Compensation Committee deemed the Deferred Compensation Plan to be a benefit to participants, it is not included in any quantitative valuation with respect to the three main components of our executive compensation packages, because participation in the Deferred Compensation Plan, and to what extent, is at each participant’s discretion and there is no matching contribution from us at this time.
Pursuant to the Deferred Compensation Plan, eligible employees may elect to defer up to 50% of their cash-paid base salary and up to 75% of their annual cash bonus. We may elect to make additional contributions beyond amounts deferred by participants, but we are under no obligation to do so. At the time of making a deferral election, participants designate the time and form of the distribution of deferrals to be made for the year to which that election relates. Distributions may occur earlier upon a change in control or a termination of employment, subject to certain conditions provided for under the Deferred Compensation Plan and Section 409A of the Internal Revenue Code.
Participants have the opportunity to designate the investment funds to which the deferred amounts are to be credited. All investment gains and losses in a participant’s account under the Deferred Compensation Plan are immediately vested and entirely based upon the investment selections made by the participant. We do not pay guaranteed, above-market or preferential earnings on this deferred compensation. The available investment choices are similar to the choices available under the Sirius XM Radio 401(k) Savings Plan. Participants may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle. Investment selections for existing account balances may be changed daily. Any changes (whether to new deferrals or existing balances) may be made through an internet site or telephone call center maintained by the plan’s third-party record keeper. We have established a grantor (or “rabbi”) trust to facilitate payment of our obligations under the Deferred Compensation Plan.
Potential Payments or Benefits Upon Termination or Change in Control
EMPLOYMENT AGREEMENTS
We have employment agreements with each of our named executive officers that contain provisions regarding payments or benefits upon a termination of employment. We do not have any provisions in any of our employment agreements for the named executive officers that provide for any payments solely in the event of a change in control.
None of the employment agreements with our named executive officers provides for a so-called “golden parachute” excise tax gross-up. Each of the employment agreements with our executive officers includes a compensation clawback provision, pursuant to which any incentive-based or other compensation paid to an executive officer by us or any of our affiliates is subject to deductions and clawback as required by Company policy, applicable law, regulation or stock exchange listing requirement.
Jennifer C. Witz

In December 2023, we entered into a new employment agreement with Ms. Witz to continue serving as our Chief Executive Officer through December 31, 2026, subject to earlier termination in accordance with the terms of the employment agreement. The agreement provides for an annual base salary of $1,750,000 from the effective date of the agreement through December 31, 2023 and an annual base salary of $2,000,000 effective January 1, 2024, subject to annual increases approved by the Compensation Committee. Ms. Witz is also entitled to participate in any bonus plans generally applicable to our executive officers, with an annual target bonus equal to three times her base salary.
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

If Ms. Witz’s employment is terminated by us without “cause” or she terminates her employment for “good reason” (each as described in her employment agreement), then, subject to her execution of a release of claims and her compliance with certain restrictive covenants contained in her employment agreement, we are obligated to (1) pay Ms. Witz a lump sum amount equal to one and one-half times the sum of (x) her then annual base salary plus (y) the greater of her target bonus or the last annual bonus paid (or due and payable) to her, (2) pay Ms. Witz a pro-rated bonus for the year in which her termination occurs (based on actual achievement of applicable performance criteria) and any earned but unpaid annual bonus with respect to the year prior to the year of termination and (3) continue her medical and dental benefits for eighteen months and her life insurance benefits for one year following her termination date, in each case, at our expense.
We have also entered into an agreement with Ms. Witz that entitles her to a limited number of hours of personal flight time on a private aircraft. This agreement will expire on the first to occur of (i) the date that Ms. Witz ceases to be employed by us as a full-time employee under her employment agreement, and (ii) December 31, 2026. Ms. Witz’s personal use of the aircraft is treated as income to her, and we are not required to provide her with any “gross up” for additional related taxes.
Thomas D. Barry

In April 2023, we entered into an employment agreement with Mr. Barry to serve as our Executive Vice President and Chief Financial Officer through April 28, 2026, subject to earlier termination in accordance with the terms of his employment agreement. The employment agreement provides for an annual base salary of $800,000, subject to increases approved by the Compensation Committee. Mr. Barry is also entitled to participate in any bonus plans generally offered to our executive officers with an annual target bonus opportunity equal to 125% of his base salary.
If Mr. Barry’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Barry a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of the target bonus opportunity for the year in which his termination occurs or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Barry a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Scott A. Greenstein

In April 2024, effective as of May 25, 2024, we entered into a new employment agreement with Mr. Greenstein to continue serving as our President and Chief Content Officer through May 24, 2027, subject to earlier termination in accordance with the terms of his employment agreement. The agreement provides for an annual base salary of $1,700,000, subject to any additional increases approved by the Compensation Committee. Mr. Greenstein is also entitled to participate in any bonus plans generally offered to our executive officers, with an annual target bonus of 200% of his annual base salary and a pro-rated bonus for the year ending December 31, 2027 based on a target bonus of 200% of his annual base salary.
If Mr. Greenstein’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Greenstein a lump sum amount equal to one and one-half times the sum of (x) his then annual base plus (y) the greater of $2,600,000 or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Greenstein a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and any earned but unpaid bonus with respect
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

to the year prior the year of termination, and (3) continue his medical, dental and life insurance benefits for eighteen months following his termination date, in each case, at our expense.
Patrick L. Donnelly

In November 2022, we entered into an employment agreement with Mr. Donnelly to continue to serve as our Executive Vice President, General Counsel and Secretary through January 2, 2025, subject to earlier termination in accordance with the terms of his employment agreement. The employment agreement provided for an annual base salary of $1,025,000, subject to increases approved by the Compensation Committee. Mr. Donnelly also was entitled to participate in any bonus plans generally offered to our executive officers.
If Mr. Donnelly’s employment was terminated by us without “cause” or he terminated his employment for “good reason” (each as described in his employment agreement) prior to January 2, 2025, then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we would have been obligated to (1) pay Mr. Donnelly a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of $1,537,500 or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Donnelly a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
In connection with Mr. Donnelly’s previously announced retirement, we entered into a transition letter with him on January 2, 2025, pursuant to which Mr. Donnelly remained a full-time employee until April 4, 2025 (such period, the “Full-Time Term”). At the end of the Full-Time Term, Mr. Donnelly became a part-time employee through December 31, 2025 to assist with the transition of his duties and responsibilities. During the Full-Time Term, Mr. Donnelly continued to receive his existing annual base salary and employee benefits and will be eligible to earn a pro-rated 2025 annual bonus in respect of such period. If, during the Part-Time Term, Mr. Donnelly’s employment is terminated by us without “cause” (which does not include the occurrence of the part-time end date, December 31, 2025), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in the Employment Agreement, he will be entitled to receive any accrued payments and benefits, any 2025 pro-rated bonus, and the amount of any part-time salary that he otherwise would have received through December 31, 2025.
Wayne D. Thorsen

On December 5, 2024, we entered into an employment agreement with Mr. Thorsen to serve as our Executive Vice President and Chief Operating Officer through December 15, 2027, subject to earlier termination in accordance with the terms of his employment agreement. The employment agreement provides for an annual base salary of $1,150,000, subject to increases approved by the Compensation Committee. Mr. Thorsen is also entitled to participate in any bonus plans generally offered to our executive officers with an annual target bonus opportunity equal to 150% of his base salary. Mr. Thorsen also received a one-time cash sign-on bonus of $700,000, which amount is subject to repayment if Mr. Thorsen terminates his employment without “good reason” or is terminated by us for “cause”, in each case, within 12 months following the effective date. Mr. Thorsen’s employment agreement also provides for relocation assistance/reimbursement in connection with his relocation to New York up to $50,000.
If Mr. Thorsen’s employment is terminated by us without “cause” or he terminates his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we are obligated to (1) pay Mr. Thorsen a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the greater of the target bonus opportunity for the year in which his termination occurs or the last annual bonus paid (or due and payable) to him, (2) pay Mr. Thorsen a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria) and
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

(3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Joseph Inzerillo

During 2024, we were party to an employment agreement with Mr. Inzerillo pursuant to which he served as our Chief Product and Technology Officer, which employment agreement became effective as of January 10, 2022 and was scheduled to continue through January 10, 2025, subject to earlier termination in accordance with the terms of his employment agreement. The agreement provided for an annual base salary of $1,250,000, subject to increases approved by the Compensation Committee. Mr. Inzerillo was also entitled to participate in any bonus plans generally offered to our executive officers, with an annual target bonus of 150% of his annual base salary.
The employment agreement provided that if Mr. Inzerillo’s employment was terminated by us without “cause” or he terminated his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we would be obligated to (1) pay Mr. Inzerillo a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the last annual bonus paid (or due and payable) to him, (2) pay Mr. Inzerillo a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria), and (3) continue his health insurance benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Mr. Inzerillo’s employment was terminated by us “without cause” effective as of December 9, 2024, and we paid Mr. Inzerillo the payments and provided him the benefits described above in accordance with his employment agreement.
Joseph A. Verbrugge

During 2024, we were party to an employment agreement with Mr. Verbrugge pursuant to which he served as our Chief Commercial Officer, which employment agreement became effective as of June 28, 2022 and was scheduled to continue through June 27, 2024, subject to earlier termination in accordance with the terms of his employment agreement. The agreement provided for an annual base salary of $1,100,000, subject to increases approved by the Compensation Committee. Mr. Verbrugge was also entitled to participate in any bonus plans generally offered to our executive officers, with an annual target bonus of 150% of his annual base salary.
The employment agreement provided that if Mr. Verbrugge employment was terminated by us without “cause” or he terminated his employment for “good reason” (each as described in his employment agreement), then, subject to his execution of a release of claims and his compliance with certain restrictive covenants contained in his employment agreement, we would be obligated to (1) pay Mr. Verbrugge a lump sum amount equal to the sum of (x) his then annual base salary plus (y) the last annual bonus paid (or due and payable) to him, (2) pay Mr. Verbrugge a pro-rated bonus for the year in which his termination occurs (based on actual achievement of applicable performance criteria), and (3) continue his medical and dental benefits for eighteen months and his life insurance benefits for one year following his termination date, in each case, at our expense.
Effective June 28, 2024, we entered into a Transition Agreement with Mr. Verbrugge which provided that he would continue to remain employed on a full-time basis as our Chief Commercial Officer through July 31, 2024, receiving the same level of compensation and benefits during such period. Pursuant to the terms of the Transition Agreement, Mr. Verbrugge’s full-time employment ended on July 31, 2024 and he continued his employment on a part-time basis as an advisor to our Chief Executive Officer until December 31, 2024. The only payments and benefits that Mr. Verbrugge received in connection with his termination of employment on December 31, 2024 was a pro-rated annual bonus for 2024 based on the number of days he was employed full-time and achievement of applicable performance criteria.
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

TREATMENT OF EQUITY-BASED AWARDS UPON TERMINATION OF EMPLOYMENT
Pursuant to the terms of the applicable award agreements, the vesting of any unvested RSUs, PRSUs and stock options held by the named executive officers will accelerate upon a termination (i) by us without “Cause”, (ii) by the named executive officer for “Good Reason”, or (iii) a result of the named executive officer’s death or disability. With respect to outstanding PRSU awards, if any such termination of employment occurs during an active performance period, then the named executive officer will vest in the number of PRSUs subject to the applicable award agreement (or with respect to the PRSU awards that are based on cumulative free cash flow or TSR, at target level). If such termination of employment occurs following the end of the applicable performance period, but before the date on which such PRSUs have been settled, then the named executive will vest in the number of PRSUs determined to have been earned based on actual performance achieved during the performance period. In order to receive any accelerated vesting in connection with a termination of employment, named executive officers must execute a release of claims (except we may waive such requirement in the event of the named executive officer’s death) and comply with certain restrictive covenants contained in their employment agreements. If the named executive officer’s employment terminates for any other reason, all unvested equity awards that are outstanding will be forfeited.
SIRIUS XM RADIO INC. 2015 LONG-TERM STOCK INCENTIVE PLAN
All of the named executive officers, other than Mr. Thorsen, had outstanding equity awards as of December 31, 2024 that were granted under the Sirius XM Holdings Inc. Long-Term Stock Incentive Plan (the “2015 Plan”). Under the terms of the 2015 Plan, the outstanding unvested equity awards granted are subject to potential accelerated vesting upon termination without “cause” by the Company or termination by the executive for “good reason” during a two-year period following a “change of control” (each as defined in the 2015 Plan, as applicable), to the extent outstanding awards granted under the 2015 Plan are either assumed, converted or replaced by the resulting entity in the event of a change of control.
SIRIUS XM RADIO INC. 2024 LONG-TERM STOCK INCENTIVE PLAN
Upon the closing of the Transactions, the Sirius XM Holdings Inc. 2024 Long-Term Stock Incentive Plan (the “2024 Plan”) became effective. The 2024 Plan is designed to provide remuneration to officers, employees, nonemployee directors and independent contractors for exceptional service and to encourage their investment in the Company. Stock options, stock appreciation rights, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing may be granted under the 2024 Plan (collectively, “awards”). The maximum number of shares of our common stock with respect to which awards may be granted is 35 million, subject to anti-dilution and other adjustment provisions of the 2024 Plan. No nonemployee director may receive compensation during any fiscal year in excess of $1 million (including awards under the 2024 Plan, determined based on the fair market value of such award as of the grant date). Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or treasury shares. The 2024 Plan is administered by the Compensation Committee, and the Compensation Committee has full power and authority to determine the terms and conditions of such awards.
TIMING OF GRANTS OF EQUITY AWARDS
In conjunction with promoting high ethical standards for the distribution of equity-based incentives, the Compensation Committee has an established practice of granting equity awards for employees on a predetermined schedule, specifically in the first quarter of each year (other than in limited circumstances such as newly hired or promoted employees). The Compensation Committee’s practice of setting equity award grant dates on a predetermined schedule is designed to avoid the possibility that we could grant stock awards prior to the release of material, non-public information that is likely to result in an increase in its stock price or delay the grant of stock awards until after the release of material, non-public information that is likely to result in a decrease in our stock price. Exercise prices of stock options, when granted, are generally set at, and cannot be lower than, the closing price per share of our common stock on the NASDAQ on the day of grant. The Compensation Committee does not otherwise take into account material,
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Executive Compensation • Potential Payments or Benefits Upon Termination or Change in Control

non-public information when determining the terms of stock awards, and we do not time the disclosure of material, non-public information for the purposes of affecting the value of executive compensation.
POTENTIAL PAYMENTS AND BENEFITS
The following table describes the potential payments and benefits under the named executive officers’ agreements and our stock incentive plan to which they would have been entitled if a termination of employment or change in control had occurred as of December 31, 2024:
Name	Triggering Event	Severance Payment ($)(1)	Accelerated Equity Vesting ($)(2)	Continuation of Insurance Benefits ($)(3)	Total ($)(4)

Jennifer C. Witz	Termination due to death or disability	6,000,000	6,820,141	—	12,820,141
	Termination without cause or for good reason	18,000,000	6,820,141	57,121	24,877,263
	Termination without cause or for good reason following a change in control	18,000,000	6,820,141	57,121	24,877,263
Thomas D. Barry	Termination due to death or disability	—	2,630,960	—	2,630,960
	Termination without cause or for good reason	2,975,000	2,630,960	57,121	5,663,082
	Termination without cause or for good reason following a change in control	2,975,000	2,630,960	57,121	5,663,082
Scott A. Greenstein	Termination due to death or disability	—	6,385,231	—	6,385,231
	Termination without cause or for good reason	9,850,000	6,385,231	40,258	16,275,489
	Termination without cause or for good reason following a change in control	9,850,000	6,385,231	40,258	16,275,489
Patrick L. Donnelly	Termination due to death or disability	—	1,172,672	—	1,172,672
	Termination without cause or for good reason	3,336,500	1,172,672	39,557	4,548,730
	Termination without cause or for good reason following a change in control	3,336,500	1,172,672	39,557	4,548,730
Wayne D. Thorsen	Termination due to death or disability	—	—	—	—
	Termination without cause or for good reason	2,950,410	—	57,121	3,007,531
	Termination without cause or for good reason following a change in control	2,950,410	—	57,121	3,007,531
Joseph Inzerillo(5)	Termination without cause or for good reason	3,700,000	2,664,196	37,062	6,401,258
Joseph A. Verbrugge	Termination due to death or disability	—	—	—	—
	Termination without cause or for good reason	960,246	—	—	960,246
	Termination without cause or for good reason following a change in control	960,246	—	—	960,246

(1)
Any severance payment due, outside of the prorated annual bonus, is required to be paid in a lump sum. The prorated annual bonus is payable when annual bonuses are normally paid to other executive officers of the company.

(2)
All amounts were calculated based on the closing price on NASDAQ of our common stock on December 31, 2024 of $22.80. The accelerated vesting of options is valued at (a) the difference between the December 31, 2024 closing price and the exercise price of the options multiplied by (b) the number of shares of common stock underlying the options. The accelerated vesting of RSUs and PRSUs is valued at the closing price on NASDAQ of our common stock on December 31, 2024 of $22.80 multiplied by the number of shares subject to the applicable RSUs and PRSUs. The PRSU vesting assumes 100% of target level achievement for the performance period during which a termination occurs. This amount assumes that the entire PRSU award provided would become vested at target level. The amounts also include DEUs.

(3)
Assumes that medical and dental benefits would be continued under COBRA for eighteen months.

(4)
We do not provide any tax gross-ups. In the event a named executive officer would be subject to an excise tax under Section 4999 of the Internal Revenue Code (imposed on individuals who receive compensation in connection with a change of control that exceeds certain specified limits), the benefits to the named executive officer will be reduced to the extent

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Executive Compensation • 2024 CEO Pay Ratio

that such benefits do not trigger the excise tax, unless the named executive officer would retain greater value (on an after-tax basis) by receiving all benefits and paying applicable excise, income and payroll taxes. Amounts shown are based on calculations that indicate that, with the exception of Mr. Thorsen, the amounts payable to each named executive would not be subject to the excise tax. Estimated amounts may materially differ from any actual amounts ultimately paid.
(5)
Mr. Inzerillo’s employment with the Company was terminated on December 10, 2024. The table above reflects amounts actually paid in connection with Mr. Inzerillo’s termination of employment.

2024 CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees to the annual total compensation of our Chief Executive Officer.
We determined that, as of December 31, 2024 (the date we identified for purposes of determining our employee population), our employee population consisted of approximately 5,533 individuals, of which 296 employees were located outside the United States. This population consisted of our full-time, part- time, seasonal and temporary workers and did not include any individuals classified as independent contractors. In accordance with the de minimis exemption under Item 402(u) of Regulation S-K, we excluded the group of 269 non-U.S. employees from our total employee population, specifically: twenty- seven employees from Britain, one employee from Belgium, nine employees from Ireland, one employee from Panama, ten employees from Poland, two employees from Malaysia, five employees from the Philippines, and 214 employees from Romania. These non-U.S. individuals represented approximately 4.9% of our total estimated employee population as of December 31, 2024 of 5,533 individuals. After excluding the aforementioned non-U.S. employees and our Chief Executive Officer, we included 5,263 employees in our calculations to identify the median employee.
To identify the median employee from this employee population, we calculated each employee’s total compensation by reviewing employees’ gross wages for 2024. Once we identified the employee who fell at the mid-point of our employee population, we calculated all of the elements of that employee’s compensation for the 2024 fiscal year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K to determine the “annual total compensation” for such employee for purposes of calculating the required pay ratio. The annual total compensation of the median employee for 2024 was $176,070. To calculate the annual total compensation of our Chief Executive Officer, we used the amount reported for Ms. Witz in the “Total” column of the 2024 Summary Compensation Table included in this proxy statement, which was $37,084,318, including an equity award intended to cover the three-year duration of her employment agreement.
Based on Ms. Witz’s annual total compensation compared to the annual total compensation of our estimated median employee, our estimated pay ratio is 211:1.
This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
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Executive Compensation • Pay Versus Performance Disclosure

Pay Versus Performance Disclosure
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning our pay-for-performance philosophy and how our Compensation Committee aligns executive compensation with our performance, refer to “Compensation Discussion and Analysis”.
Pay Versus Performance Table

The following table provides information required under the SEC’s Item 402(v) of Regulation S-K disclosing (i) a measure of total compensation and a measure reflecting “compensation actually paid” for our principal executive officer (“PEO”) and, as an average, for our other named executive officers (“NEOs”), and (ii) select financial performance measures, in each case, for our five most recently completed fiscal years.
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		($ in millions) Net Income ($)	($ in millions) Company Selected Measure: Adjusted EBITDA ($)

					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)

(a)	(b)(1)	(c)(2)(5)	(d)(3)	(e)(4)(5)	(f)(6)	(g)(7)	(h)(8)	(i)(9)

2024	37,084,318	12,294,325	5,924,613	1,250,541	36.14	216.58	-2,075	2,732
2023	7,164,547	3,069,433	2,981,599	1,013,440	83.90	153.89	988	2,790
2022	6,013,500	4,663,992	9,383,278	8,100,880	87.65	92.95	1,118	2,833
2021	32,104,884	32,156,057	5,080,375	4,749,683	90.57	166.16	1,338	2,770
2020	19,451,654	18,498,193	7,478,674	5,888,625	89.88	131.17	10	2,575

(1)
The dollar amounts reported in column (b) for 2024, 2023 and 2022 are the amounts of total compensation reported for our PEO for each of those years in the “Total” column of the Summary Compensation Table set forth on page 54. The dollar amounts reported in column (b) for 2021 and 2020 is the amount of total compensation reported for our PEO in the Summary Compensation Table contained in Sirius XM Holdings Inc.’s Proxy Statements filed with the SEC on April 18, 2022 and April 20, 2021, reduced to correct an inadvertent overstatement of certain amounts attributable to dividends reported in the “All Other Compensation” column for Mr. Meyer in 2020. Our PEO for fiscal years 2024, 2023, 2022 and 2021 was Jennifer C. Witz. Our PEO for fiscal year 2020 was James E. Meyer.

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” (which is sometimes referred to as the “CAP”) for our PEO for the corresponding fiscal year. The amounts listed do not reflect the actual compensation earned, realized or received by our PEO during the applicable year.

(3)
The dollar amounts reported in column (d) for 2024, 2023 and 2022 represent the average of the amounts of total compensation reported for our non-PEO NEOs as a group for each of those years in the “Total” column of the Summary Compensation Table set forth on page 54. The dollar amount reported in column (d) for 2021 and 2020 represents the average of the amounts of total compensation reported for our non-PEO NEOs as a group in 2021 and 2020 in the “Total” column of the Summary Compensation Table contained in Sirius XM Holdings Inc.’s Proxy Statements filed with the SEC on April 18, 2022 and April 20, 2021, increased to correct an inadvertent understatement of the grant date fair value of stock awards granted to Mr. Greenstein, which was partially offset by an overstatement of certain amounts attributable to dividends for him reported in the “All Other Compensation” column, in 2020. The non-PEO NEOs included for purposes of such calculations are as follows: (i) for fiscal year 2024, Thomas D. Barry, Scott A. Greenstein, Patrick L. Donnelly, Wayne D. Thorsen, Joseph Inzerillo and Joseph A. Verbrugge, (ii) for fiscal year 2023, Thomas D. Barry, Patrick L. Donnelly, Scott A. Greenstein, Joseph Inzerillo and Sean S. Sullivan, (iii) for fiscal year 2022, Patrick L. Donnelly, Joseph Inzerillo, Sean S. Sullivan and Joseph A. Verbrugge, (iv) for fiscal year 2021, Dara F. Altman, Patrick L. Donnelly, Scott A. Greenstein, and Sean S. Sullivan and (v) for fiscal year 2020, Patrick L. Donnelly, David J. Frear, Scott A. Greenstein, Sean S. Sullivan and Jennifer C. Witz.

(4)
The dollar amounts reported in column (e) represent the average amount of CAP to the non-PEO NEOs specified in footnote (3) as a group, as further described below. The amounts listed do not reflect the actual compensation actually earned, realized or received by the non-PEO NEOs as a group during the applicable year.

2025 PROXY STATEMENT	69

Executive Compensation • Pay Versus Performance Disclosure

(5)
The calculation of CAP uses as a starting point the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, with certain adjustments (i.e., additions or subtractions) with respect to the fair value of equity awards. The methodology used to develop the valuation assumptions as of each applicable measurement date is consistent with those disclosed at the time of grant.

The following table provides reconciling information for the amounts reported in the Summary Compensation Table for our PEO for each of the years set forth below to the amount of CAP.
Year	Summary Compensation Table Total ($)(i)	Deductions from Summary Compensation Table Total ($)(ii)	Additions to Summary Compensation Table Total ($)(iii)	CAP ($)

2024	37,084,318	-32,726,659	7,936,666	12,294,325
2023	7,164,547	0	-4,095,114	3,069,433
2022	6,013,500	0	-1,349,508	4,663,992
2021	32,104,884	-24,096,945	24,148,118	32,156,057
2020	19,451,654	-9,999,997	9,046,536	18,498,193
The following table provides reconciling information for the average amounts reported in the Summary Compensation Table for our non-PEO NEOs for each of the years set forth below to the amount of CAP.
Year	Average Summary Compensation Table Total ($)(i)	Deductions from Average Summary Compensation Table Total ($)(ii)	Additions to Average Summary Compensation Table Total ($)(iii)	CAP ($)

2024	5,924,613	-3,685,132	-988,940	1,250,541
2023	2,981,599	-558,397	-1,409,762	1,013,440
2022	9,383,278	-6,908,382	5,625,984	8,100,880
2021	5,080,375	-1,819,221	1,488,529	4,749,683
2020	7,478,674	-3,921,152	2,331,103	5,888,625

(i)
The dollar amounts reported for 2024, 2023 and 2022 in the “Average Summary Compensation Table Total” column for our PEO and our non-PEO NEOs were derived from the Summary Compensation Table set forth on page 54. The dollar amounts reported for 2021 and 2020 in the “Average Summary Compensation Table Total” column were derived from the Summary Compensation Table contained in Sirius XM Holdings Inc.’s Proxy Statements filed with the SEC on April 18, 2022 and April 20, 2021, increased to correct an inadvertent understatement of the grant date fair value of stock awards granted to Mr. Greenstein, which was partially offset by an overstatement of certain amounts attributable to dividends reported for him in the “All Other Compensation” column, in 2020.

(ii)
The dollar amounts represent the grant date fair value of equity-based awards granted each year to the PEO, and the average grant date fair value of equity-based awards granted each year for the non-PEO NEOs, as reported in the “Stock Awards” and “Option Awards” columns of the Summary Compensation Table for fiscal years 2024, 2023, 2022, 2021 and 2020.

(iii)
The dollar amounts reflect the value of equity-based awards granted to the PEO, and the average value of the equity-based awards for the non-PEO NEOs, calculated in accordance with the methodology contained in the SEC’s rules for determining CAP for each year shown. The equity-based awards component of CAP for fiscal year 2024 is detailed in the supplemental table below.

70	2025 PROXY STATEMENT

Executive Compensation • Pay Versus Performance Disclosure

The table below illustrates the calculations described in this footnote (5) with respect to the equity component of the PEO’s CAP for fiscal year 2024:
Year	Year End Fair Value of Equity Awards ($)(i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2024	6,665,867	0	1,270,799	0	0	0	7,936,666
The table below illustrates the calculations described in this footnote (5) with respect to the average equity component of the non-PEO NEO’s CAP for fiscal year 2024:
Year	Year End Fair Value of Equity Awards ($)(i)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards ($)(i)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)(i)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation ($)	Total Equity Award Adjustments ($)

2024	1,958,303	-750,635	0	-2,196,608	0	0	-988,940

(i)
Dividends are included in the “Year End Fair Value of Equity Awards”, “Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards” and “Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year”.

(6)
Amounts represent the cumulative total of our common stock for the period beginning on the market close on the last trading day before January 1, 2020, the earliest fiscal year in the table, through and including December 31, 2024, the end of the fiscal year for which cumulative total shareholder return is being calculated. The closing price at the measurement point has been converted into a fixed investment of one hundred dollars. The amount included in the table is the value of such fixed investment based on the cumulative total stockholder return as of the end of each year, including reinvestment of dividends.

(7)
The peer group used for this purpose is the S&P 500 Media & Entertainment Index, which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2024. We have used the same methodology described above for calculating the total stockholder return of our common stock in calculating the total stockholder return of the S&P 500 Media & Entertainment Index.

(8)
The dollar amount for 2024 represents the Company’s net loss as reflected in the Company’s audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. Net income amounts for the years 2020, 2021, 2022, and 2023 have been restated based on the Transactions and conform to amount contained in our Annual Report on Form 10-K for the year ended December 31, 2024.

(9)
We determined Adjusted EBITDA to be the most important financial measure used to link our performance to CAP for our PEO and Non-PEO NEOs for fiscal year 2024. Adjusted EBITDA is not calculated and presented in accordance with GAAP and is therefore a “Non-GAAP” measure. Refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Financial and Operating Metrics—Glossary” section in our annual reports for each of the fiscal years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020 for a discussion of such Non-GAAP financial measure, and a reconciliation to the most directly comparable GAAP measure. We may determine a different financial performance measure to be the most important financial performance measure in future years.

2025 PROXY STATEMENT	71

Executive Compensation • Pay Versus Performance Disclosure

List of Most Important Financial Performance Measures to Determine 2024 CAP

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy and includes performance metrics that are intended to incentivize our NEOs and align our NEOs’ interests with those of our stockholders. With respect to the 2024 fiscal year, the most important financial performance measures used to link executive CAP to our performance overall are as follows:
Most Important Performance Measures

Total Revenue
Adjusted EBITDA
Free Cash Flow
Sirius XM Self-Pay Subscriber at End of Period
Relative Total Stockholder Return
Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail in the “Compensation Discussion and Analysis” section, our executive compensation program reflects a pay-for-performance philosophy and incorporates a variety of performance-based metrics and objectives that are intended to align NEOs’ interests with the interests of our stockholders. We generally seek to incentivize long-term performance, but do not specifically design compensation to align the Company’s performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. The Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance Table.

Compensation Actually Paid vs. Cumulative Total Shareholder Return
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Compensation Actually Paid
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Cumulative Total Shareholder Return
$100
$100
$131.17
$89.88
$18,498,193
$5,888,625
$166.16
$32,156,057
$90.57
$4,749,683
$92.95
$87.65
$4,663,992
$8,100,880
$153.89
$83.90
$3,069,433
$1,013,440
$216.58
$12,294,325
$36.14
$1,250,541
2020
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Sirius XM Holdings Inc.
S&P 500 Media & Entertainment Index

72	2025 PROXY STATEMENT

Executive Compensation • Pay Versus Performance Disclosure

Stockholder Return Performance Table
	S&P 500 Media & Entertainment Index	Sirius XM Holdings Inc.

December 31, 2019	$100.00	$100.00
December 31, 2020	$131.17	$89.88
December 31, 2021	$166.16	$90.57
December 31, 2022	$92.95	$87.65
December 31, 2023	$153.89	$83.90
December 31, 2024	$216.58	$36.14
Cumulative TSR of the Company and Cumulative TSR of the Peer Group

As illustrated in the Pay Versus Performance Table above, the Company’s cumulative TSR underperformed when viewed against the S&P 500 Media & Entertainment Index during the five years presented in the table. During the five-year period ended December 31, 2024, the performance of our common stock, including dividends, underperformed the S&P 500 Media & Entertainment Index on a cumulative basis by approximately 180 percentage points.

Compensation Actually Paid vs. Net Income[1]
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Compensation Actually Paid
$1,500
$900
$300
-$300
-$900
-$1,500
-$2,100
-$2,700
GAAP Net Income (in millions)
$10
$1,338
$1,118
$988
-$2,075
$18,498,193
$5,888,625
$32,156,057
$4,749,683
$4,663,992
$8,100,880
$3,069,433
$1,013,440
$12,294,325
$1,250,541
2020
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
GAAP Net Income (in millions)

(1)
The 2024 net loss reflects non-cash impairment charges of approximately $3.36 billion, primarily resulting from an assessment of the fair value of the company’s goodwill based on a sustained lower share price, as SiriusXM’s share price converged with those of the Liberty Media tracking stocks heading into the closing of the Transactions.

2025 PROXY STATEMENT	73

Executive Compensation • Pay Versus Performance Disclosure

Compensation Actually Paid vs. Company Selected Measure
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
Compensation Actually Paid
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Adjusted EBITDA (in millions)
$2,575
$2,770
$2,833
$2,790
$2,732
$18,498,193
$5,888,625
$32,156,057
$4,749,683
$4,663,992
$8,100,880
$3,069,433
$1,013,440
$12,294,325
$1,250,541
2020
2021
2022
2023
2024
Fiscal Year
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Other NEOs
Company-Selected Measure: Adjusted EBITDA (in millions)

74	2025 PROXY STATEMENT

Item 2—Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation
We are submitting for stockholder consideration a separate resolution to determine, in a non-binding, advisory vote, whether a stockholder vote to approve the compensation paid to our named executive officers should occur every one, two or three years. While we are required to hold this vote once every six years, and last held this vote at our annual meeting of stockholders in 2023, we concluded that it was appropriate to hold this vote at our 2025 annual meeting of stockholders given that we are an independent public company following the Transactions. While the results of the vote are non-binding and advisory in nature, the board of directors intends to consider the results of this vote.
The Compensation Committee and the board believe that the advisory vote on executive compensation should be conducted every year because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in our proxy statement, leading to more meaningful and timely communication between us and our stockholders on the compensation of our named executive officers.
We have in the past been, and will in the future continue to be, engaged with our stockholders on a number of topics and in a number of forums. We view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on executive compensation.
Stockholders will be able to specify one of four choices for this proposal on the proxy card: three years, two years, one year or abstain. Stockholders are not voting to approve or disapprove the board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the board of directors. Notwithstanding the board’s recommendation and the outcome of the stockholder vote, the board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
It is expected that the next such vote will occur at our 2031 annual meeting of stockholders.
2025 PROXY STATEMENT	75

Item 3—Ratification of Independent Registered Public Accountants
The Audit Committee is directly responsible for the appointment, compensation (including approval of the audit fee), retention and oversight of the independent registered public accounting firm that audits our financial statements and our internal control over financial reporting. In addition, the Audit Committee assists the board of directors in its oversight of:
•
The integrity of our financial statements and our accounting and financial reporting processes and systems of internal control over financial reporting;

•
Our compliance with legal and regulatory requirements;

•
Our independent auditors’ qualifications, independence and performance;

•
The performance of our internal audit function; and

•
Our assessment of risks and risk management guidelines and policies.

The Audit Committee and the board of directors believe that the continued retention of KPMG LLP (“KPMG”) as our independent registered public accounting firm is in the best interest of our stockholders, and we are asking stockholders to ratify the selection of KPMG as our independent registered public accounting firm for 2025. Although ratification is not required by our By-laws, applicable law or otherwise, the board of directors is submitting the selection of KPMG to stockholders for ratification because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders do not ratify the selection, it will be considered a recommendation to the board of directors and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. Representatives of KPMG are expected to be at the annual meeting to answer questions. They also will have the opportunity to make a statement if they desire to do so.
76	2025 PROXY STATEMENT

Item 3—Ratification of Independent Registered Public Accountants

Principal Accountant Fees and Services
The following table sets forth the fees billed to us by KPMG as of and for the years ended December 31, 2024 and 2023:
	For the Years Ended December 31,
	2024	2023

Audit fees(1)	$4,662,343	$4,391,799
Audit-related fees(2)	145,000	25,000
Tax fees(3)	—	—
All other fees(4)	—	—
	$4,807,343	$4,416,799

(1)
Audit fees consist of fees for services related to the financial statement audit, quarterly reviews, audit of internal control over financial reporting, accounting consultations with KPMG’s National Office, comfort letters, SEC comment letters, audit services that are normally provided by independent auditors in connection with regulatory filings or engagements, and statutory audits. The amount also includes reimbursement for direct out-of-pocket travel and other sundry expenses.

(2)
Audit-related fees related to attestation services required by contract.

(3)
Tax services consist of services relating to state and local tax compliance services. There were no tax fees billed to us in 2024 or 2023.

(4)
All other fees are for any products or services not included in the first three categories. There were no other fees billed to us in 2024 or 2023.

Pre-Approval Policy for Services of Independent Auditor
It is the Audit Committee’s responsibility to review and consider, and ultimately pre-approve, all audit and permitted non-audit services to be performed by our independent registered public accounting firm. In accordance with its charter, the Audit Committee’s pre-approval policies with respect to audit and permitted non-audit services to be provided by our independent registered public accounting firm are as follows:
•
The independent registered public accounting firm is not permitted to perform consulting, legal, book-keeping, valuation, internal audit, management functions, or other prohibited services under any circumstances;

•
The engagement of our independent registered public accounting firm, including related fees, with respect to the annual audits and quarterly reviews of our consolidated financial statements is specifically approved by the Audit Committee on an annual basis;

•
The Audit Committee reviews and pre-approves a detailed list of other audit and audit-related services annually or more frequently, if required. Such services generally include services performed under the audit and attestation standards established by regulatory authorities or standard-setting bodies and include services related to SEC filings, employee benefit plan audits and subsidiary audits;

•
The Audit Committee reviews and pre-approves a detailed list of permitted non-audit services annually or more frequently, if required; and

•
The Audit Committee pre-approves each proposed engagement to provide services not previously included in the approved list of audit and non-audit services and for fees in excess of amounts previously pre-approved.

The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services by the independent registered public accounting firm so long as he or she reports decisions to the Audit Committee at its next meeting.
All of the services covered under the captions “Audit Fees” and “Audit-Related Fees” were pre-approved by the Audit Committee.
2025 PROXY STATEMENT	77

Report of the Audit Committee
The Audit Committee is composed solely of independent directors meeting the requirements of applicable SEC and NASDAQ rules. Each member is financially literate for audit committee purposes under the NASDAQ rules, and Mr. Hartenstein and Ms. Salen each qualifies as an “audit committee financial expert” within the meaning of SEC regulations and is “financially sophisticated” within the meaning of the NASDAQ listing standards. The key responsibilities of the Audit Committee are set forth in its charter, which was adopted by us and approved by the board of directors and is posted at https://investor.siriusxm.com/esg/governance.
As described more fully in its charter, the purpose of the Audit Committee is to assist our board of directors in its general oversight of our financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of our consolidated financial statements; accounting and financial reporting principles; and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. KPMG, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and the effectiveness of internal control over financial reporting in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”).
The Audit Committee has selected KPMG as our independent registered public accountants for 2025. KPMG has served as our independent registered public accountants since 2008. The Audit Committee is responsible for the appointment, compensation and oversight of our independent registered public accountants. The Audit Committee regularly reviews KPMG’s independence and performance in deciding whether to retain KPMG or engage another firm as our independent registered public accountants. In the course of these reviews, the Audit Committee considers, among other things:
•
KPMG’s historical and recent performance on our audit;

•
KPMG’s capability and expertise in handling the breadth and complexity of our operations;

•
the qualifications of the professionals assigned by KPMG to our audit, including their experience, area of expertise and other factors that could, in the Audit Committee’s opinion, affect the delivery by these professionals of services;

•
KPMG’s known legal risks and any significant legal or regulatory proceedings in which it is involved;

•
data on audit quality and performance, including recent PCAOB reports on KPMG and its peer firms;

•
the appropriateness of KPMG’s fees for audit and non-audit services, on both an absolute basis and as compared to its peer firms;

•
KPMG’s independence, including the possible effects of its provision of non-audit fees and services on its independence; and

•
KPMG’s tenure as our independent registered public accountants, including the benefits of having an independent registered public accountant that is familiar with us, and the controls and processes that help ensure KPMG’s independence.

In accordance with SEC rules and KPMG policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to us. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chair of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.
The Audit Committee engages in an annual evaluation of our independent registered public accounting firm’s qualifications, assessing the firm’s quality of service, the firm’s sufficiency of resources, the quality of the communication and interaction with the firm, and the firm’s independence, objectivity, and professional skepticism. The Audit Committee also considers the advisability and potential impact of selecting a different independent public accounting firm.
78	2025 PROXY STATEMENT

Report of the Audit Committee

The Audit Committee and the board of directors believe that the continued retention of KPMG as our independent registered public accounting firm is in the best interest of our stockholders.
The Audit Committee has met and held discussions with management and the independent registered public accounting firm regarding the fair and complete presentation of our results and the assessment of our internal control over financial reporting. The Audit Committee has discussed significant accounting policies applied by us in our financial statements, as well as, when applicable, alternative accounting treatments. Management has represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG.
The Audit Committee also reviewed and discussed our compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In this regard, the Audit Committee reviewed and discussed, with management and our independent registered public accounting firm, management’s annual report on the effectiveness of internal control over financial reporting as of December 31, 2024 and KPMG’s related attestation report.
The Audit Committee has discussed with KPMG the matters that are required to be discussed under PCAOB standards. The Audit Committee discussed with KPMG matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB, and Rule 2-07, Communication with Audit Committees, of Regulation S-X. The Audit Committee has concluded that KPMG’s provision of audit and non-audit services to us is compatible with KPMG’s independence.
At each regularly scheduled meeting, the Audit Committee met and held discussions with management, our internal auditors and KPMG. Prior to their issuance, the Audit Committee reviewed and discussed our quarterly and annual consolidated financial statements (including the presentation of non-GAAP financial information) and disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” (including significant accounting policies and judgments) with management, our internal auditors and KPMG. During 2024, management, our internal auditors and KPMG also made presentations to the Audit Committee on specific topics of interest, including: our enterprise risk assessment process; our information technology systems and controls; our federal and state income tax positions, including our tax strategy and risks; our critical accounting policies; our strategy and management of the implementation of new systems; and cyber security.
In 2017, the PCAOB adopted a requirement that audit reports for certain companies disclose “critical audit matters,” which are commonly referred to as “CAMs”. Under this auditing standard for the auditor’s reports, CAMs are “matters communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements; and (2) involved especially challenging, subjective, or complex auditor judgment.” In connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2024, the Audit Committee and our management had discussions with KPMG regarding the CAMs applicable to our company. As part of these discussions, the Audit Committee and management discussed with KPMG the manner in which KPMG identified the proposed critical audit matters and the description of those critical audit matters to be included in KPMG’s report.
The Audit Committee discussed with KPMG the overall scope and plans for their audit and approved the terms of their engagement, including the fees and non-audit fees payable to KPMG. The Audit Committee is ultimately responsible for the amounts we pay KPMG. After a review of the proposed fee arrangement, including the projected hours and other costs, the Audit Committee approved an engagement letter with KPMG. The Audit Committee has also discussed with our Senior Vice President, Internal Audit, the overall scope of and plans for our internal audits. The Audit Committee met with KPMG and with our internal auditors, in each case, with and without other members of management present, to discuss the results of their respective examinations, the evaluations of our internal controls and the overall quality and integrity of our financial reporting. Additionally, the Audit Committee reviewed the performance, responsibilities, budget and staffing of our internal audit department. The Audit Committee also has
2025 PROXY STATEMENT	79

Report of the Audit Committee

established, and overseen compliance with, procedures for our receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and our employees’ confidential and anonymous submissions of concerns regarding questionable accounting or auditing matters.
The Audit Committee discussed with KPMG their independence from the Company and our management, including the matters, if any, in the written disclosures delivered pursuant to the applicable requirements of the PCAOB. The Audit Committee also reviewed our hiring policies and practices with respect to current and former employees of the independent registered public accounting firm. The Audit Committee preapproved, in accordance with its preapproval policy described above, all services provided by the independent registered public accounting firm and considered whether the provision of such services to us is compatible with maintaining their independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board approved, that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.
This report is provided by the following independent directors, who comprise the Audit Committee:
KRISTINA M. SALEN, Chairwoman
EDDY W. HARTENSTEIN
JONELLE PROCOPE
80	2025 PROXY STATEMENT

Special Note About
Forward-Looking Statements
This proxy statement contains statements that may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For example, these forward-looking statements may include, among other things, statements about our outlook and our future results of operations and financial condition; share repurchase plans; the impact of economic and market conditions; and the impact of recent acquisitions. Any statements about our beliefs, plans, objectives, expectations, assumptions, future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “intend,” “plan,” “projection” and “outlook” or the negative version of these words or phrases or other comparable words or phrases. Forward-looking statements are subject to risks and uncertainties, including those identified under Item 1A—”Risk Factors” in Part I of our Annual Report on Form 10-K, which could cause actual results to differ materially from such statements. Although we believe that our plans, intentions and expectations reflected in, or suggested by, such forward-looking statements are reasonable, we can give no assurance that such plans, intentions or expectations will be achieved. We caution you that the risk factors listed below and described under Item 1A—“Risk Factors” in Part I of our Annual Report on Form 10-K are not exclusive. There may also be other risks that we are unable to predict at this time that may cause actual results to differ materially from those in forward-looking statements. New factors emerge from time to time, and it is not possible for us to predict which will arise or to assess with any precision the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update publicly or revise any forward-looking statements to reflect events or circumstances after the date on which the statement is made, to reflect the occurrence of unanticipated events or otherwise, except as required by law.
Among the significant factors that could cause our actual results to differ materially from those expressed in the forward-looking statements are:
Risks Relating to our Business and Operations:
•
we face substantial competition and that competition has increased over time;

•
our SiriusXM service has suffered a loss of subscribers and our Pandora ad-supported service has similarly experienced a loss of monthly active users;

•
if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected;

•
we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business;

•
we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business;

•
failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition;

•
we may not realize the benefits of acquisitions or other strategic investments and initiatives; and

•
the impact of economic conditions may adversely affect our business, operating results, and financial condition.

Risks Relating to our SiriusXM Business:
•
changing consumer behavior and new technologies relating to our satellite radio business may reduce our subscribers and may cause our subscribers to purchase fewer services from us or to cancel our services altogether, resulting in less revenue to us;

2025 PROXY STATEMENT	81

Special Note About Forward-Looking Statements

•
a substantial number of our SiriusXM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers;

•
our ability to profitably attract and retain new subscribers to our SiriusXM service is uncertain;

•
our business depends in part upon the auto industry;

•
the imposition of tariffs by the United States government could have a major effect on the United States auto industry, which Sirius XM is dependent upon as a material source of new subscribers;

•
failure of our satellites would significantly damage our business; and

•
our SiriusXM service may experience harmful interference from wireless operations.

Risks Relating to our Pandora and Off-platform Business:
•
our Pandora and Off-platform business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business;

•
emerging industry trends may adversely impact our ability to generate revenue from advertising;

•
our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business;

•
if we are unable to maintain our advertising revenue our results of operations will be adversely affected;

•
changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and

•
if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners.

Risks Relating to Laws and Governmental Regulations:
•
privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities;

•
consumer protection laws and our failure to comply with them could damage our business;

•
failure to comply with FCC requirements could damage our business;

•
we may face lawsuits, incur liability or suffer reputational harm as a result of content published or made available through our services; and

•
environmental, social and governance expectations and related reporting obligations may expose us to potential liabilities, increased costs, reputational harm, and other adverse effects.

Risks Associated with Data and Cybersecurity and the Protection of Consumer Information:
•
if we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer;

•
we use artificial intelligence in our business, and challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability and adversely affect our results of operations; and

•
interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business.

Risks Associated with Certain Intellectual Property Rights:
•
rapid technological and industry changes and new entrants could adversely impact our services;

•
the market for music rights is changing and is subject to significant uncertainties;

•
our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms;

82	2025 PROXY STATEMENT

Special Note About Forward-Looking Statements

•
failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; and

•
some of our services and technologies use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses.

Risks Related to our Capital Structure:
•
while we currently pay a quarterly cash dividend to holders of our common stock, we may change our dividend policy at any time;

•
our holding company structure could restrict access to funds of our subsidiaries that may be needed to pay third party obligations;

•
we have significant indebtedness, and our subsidiaries’ debt contains certain covenants that restrict their operations; and

•
our ability to incur additional indebtedness to fund our operations could be limited, which could negatively impact our operations.

Risks Related to the Transactions:
•
we may have a significant indemnity obligation to Liberty Media, which is not limited in amount or subject to any cap, if the transactions associated with the Split-Off are treated as a taxable transaction;

•
we may determine to forgo certain transactions that might otherwise be advantageous in order to avoid the risk of incurring significant tax-related liabilities;

•
we have assumed and are responsible for all of the liabilities attributed to the Liberty SiriusXM Group as a result of the completion of the Transactions, and acquired the assets of New Sirius on an “as is, where is” basis;

•
we may be harmed by securities class actions and derivative lawsuits in connection with the Transactions;

•
it may be difficult for a third party to acquire us, even if doing so may be beneficial to our stockholders;

•
we have directors associated with Liberty Media, which may lead to conflicting interests; and

•
our directors and officers are protected from liability for a broad range of actions.

Other Operational Risks:
•
if we are unable to attract and retain qualified personnel, our business could be harmed;

•
our facilities could be damaged by natural catastrophes or terrorist activities;

•
the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition;

•
we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and

•
our business and prospects depend on the strength of our brands.

Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our Annual Report on Form 10-K for the year ended December 31, 2024, which is filed with the SEC and available at the SEC’s website (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this proxy statement.
2025 PROXY STATEMENT	83

Other Matters
Our board of directors does not intend to present, or have any reason to believe others will present, any other items of business. If other matters are properly brought before the annual meeting, the persons named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our board of directors.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2025
This proxy statement and our annual report for the fiscal year ended December 31, 2024 are available for you to view online at www.proxyvote.com.
By Order of the Board of Directors,
Richard N. Baer
Executive Vice President,
General Counsel and Secretary
New York, New York
April 14, 2025

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.siriusxm.com, and click on “Investor Relations” and then on “SEC Filings.” Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto, are also available without charge to stockholders upon written request addressed to:

Investor Relations Sirius XM Holdings Inc. 1221 Avenue of the Americas 35th Floor New York, New York 10020

84	2025 PROXY STATEMENT

Corporate Information
Management
Jennifer C. Witz
Chief Executive Officer
Scott A. Greenstein
President and Chief Content Officer
Thomas D. Barry
Executive Vice President and Chief Financial Officer
Richard N. Baer
Executive Vice President, General Counsel and Secretary
Wayne D. Thorsen
Executive Vice President and Chief Operating Officer
Board of Directors
Gregory B. Maffei
Chairman of the Board of
Sirius XM Holdings Inc.
Eddy W. Hartenstein
Director
President and CEO (Retired)
DirecTV
Dr. Evan D. Malone
Director
President
NextFab Studio, LLC
Jonelle Procope
Director
President and CEO (Retired)
Apollo Theater Foundation, Inc.
Michael Rapino
Director
President and Chief Executive Officer
Live Nation Entertainment, Inc.
Kristina M. Salen
Lead Independent Director of
Sirius XM Holdings Inc.
Chief Financial Officer
Booksy Inc.
Anjali Sud
Director
CEO of Tubi, Inc.
Jennifer C. Witz
Director
Chief Executive Officer
Sirius XM Holdings Inc.
David M. Zaslav
Director
President and Chief Executive Officer
Warner Bros. Discovery, Inc.
Executive Offices
Sirius XM Holdings Inc.
1221 Avenue of the Americas
35th Floor
New York, New York 10020
212.584.5100
www.siriusxm.com

Stockholder Information
Annual Stockholders Meeting The virtual annual meeting of Sirius XM stockholders is scheduled for 8:30 a.m. EDT, on Wednesday, May 28, 2025 at www.virtualshareholdermeeting.com/ SIRI2025
Transfer Agent and Registrar
The transfer agent and registrar for the Company’s common stock is:
Computershare
Stockholder correspondence
should be mailed to:
Computershare
P.O. BOX 43006
Providence, RI 02940-3006
1-866-723-8212 (toll free)
781-575-3100 (international callers)
1-800-952-9245 (hearing impaired
TDD phone)
OVERNIGHT DELIVERY:
150 Royall Street, Suite 101
Canton, MA 02021
Stockholder website www.computershare.com/investor
Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, New York 10154
Stockholder online inquiries https://www-us.computershare.com/investor/Contact Sirius XM common stock is listed on The NASDAQ Global Select Market under the symbol “SIRI”.

SIRIUS XM HOLDINGS INC.1221 AVENUE OF THE AMERICAS, 35THFL. NEW YORK, NY 10020Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/27/2025 for shares held directly and by 11:59P.M. ET on 05/22/2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/27/2025 for shares held directly and by 11:50 P.M. ET on 05/22/2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY
NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL #SHARES → 123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY For WithholdAllAllThe Board of Directors recommends you vote FOR all the nominees listed:001. Election of Class I DirectorsFor All Except0To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Nominees01Eddy W. Hartenstein02 Kristina M. Salen03 Jennifer C. WitzThe Board of Directors recommends you vote 1 YEAR on the following proposal:1 year2 years 3 years Abstain2. Advisory vote on frequency of future advisory votes on the compensation of named executive officers.0000The Board of Directors recommends you vote FOR the following proposal:ForAgainst Abstain3Ratification of the appointment of KPMG LLP as our independent registered public accountants for 2025.000NOTE: Such other business as may properly come before the meeting or any adjournment thereof. You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked with the arrow on your proxy card or Notice of Internet Availability of Proxy Materials available and follow the instructions.Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate orInvestor Address Line 5 John Sample1234 ANYWHERE STREETANY CITY, ONA1A 1A1partnership name, by authorized officer.JOB #Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)DateSHARES CUSIP # SEQUENCE #

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement/Annual Report is/are available at www.proxyvote.com .SIRIUS XM HOLDINGS INC.Annual Meeting of StockholdersMay 28, 2025 8:30 AMThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoints Richard N. Baer and Ruth A. Ziegler, and each of them, proxies, with full power of substitution, for and onbehalf of the undersigned to represent the undersigned and vote, as directed and permitted herein, the undersigned's shares of Sirius XMHoldings Inc. common stock (including any shares of common stock which the undersigned has the right to direct the proxies to vote underthe Sirius XM Radio Inc. 401(k) Savings Plan (the "Plan")) at the Annual Meeting of Stockholders of Sirius XM Holdings Inc. to be held at08:30 AM, EDT, on Wednesday, May 28, 2025, live via the Internet (please visit www.virtualshareholdermeeting.com/SIRI2025), and at anyadjournments or postponements thereof, upon all matters set forth on the reverse side hereof and, in their judgment and discretion, uponsuch other business as may properly come before the meeting.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will bevoted in accordance with the Board of Directors' recommendations. 0000673058_2 R1.0.0.2 Continued and to be signed on reverse side